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                          MORGAN STANLEY DEAN WITTER
                          VARIABLE INVESTMENT SERIES









                             SEMI-ANNUAL REPORT
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                               JUNE 30, 2000


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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
TABLE OF CONTENTS

Letter to the Shareholders..................................     1
Fund Performance............................................    15
Portfolio of Investments:
    Money Market............................................    16
    Short-Term Bond.........................................    19
    Quality Income Plus.....................................    21
    High Yield..............................................    27
    Utilities...............................................    35
    Income Builder..........................................    37
    Dividend Growth.........................................    40
    Capital Growth..........................................    43
    Global Dividend Growth..................................    46
    European Growth.........................................    52
    Pacific Growth..........................................    56
    Equity..................................................    63
    S&P 500 Index...........................................    67
    Competitive Edge "Best Ideas"...........................    77
    Aggressive Equity.......................................    80
    Strategist..............................................    84
Financial Statements:
    Statement of Assets and Liabilities.....................    90
    Statement of Operations.................................    93
    Statement of Changes in Net Assets......................    96
Notes to Financial Statements...............................   108
Financial Highlights........................................   120
Change in Independent Accountants...........................   128

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT    TWO WORLD TRADE CENTER,
SERIES                                            NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS JUNE 30, 2000

DEAR SHAREHOLDER:

The six-month period ended June 30, 2000 continued to be dominated by volatile return trends for long-dated financial assets around the globe. While large-capitalization growth stocks continued to outperform most other asset classes over the entire period, the recent leadership sectors -- technology, media and telecommunications -- also evidenced the greatest price swings as sustainable earnings growth became the investment community's main focus. Health care, especially pharmaceuticals and biotechnology, also came to life late in the second quarter, providing strong performance.

Strong economic growth and mounting inflationary pressures prompted the Federal Reserve Board to continue on its path of tight monetary policy by raising the federal funds rate 100 basis points over three steps, to 6.50 percent. Short-term interest rates rose 70 basis points, to 6.91 percent, before dropping in June and ending the period at 6.36 percent. The effect of these increases was less pronounced for long-term Treasuries, which benefited from a federal government program of buying back outstanding debt. The subsequent reduction in the supply of long-term Treasuries resulted in an inverted yield curve, where short-term Treasury yields were higher than those of longer-term Treasuries. By May, signs of more moderate economic growth appeared and the fixed-income market rallied on hopes that the Fed's rate tightening might be nearing its end.

INTERNATIONAL OVERVIEW

During the six-month period under review, European stock markets reflected events in the U.S. stock market. January was an uncertain month for share prices as investors waited for a Y2K fallout, but February saw strong gains in European stock markets when these fears proved unfounded. European markets peaked in early March and, mirroring falls in the Nasdaq market, traded flat to down in May and June. New-economy sectors such as technology, telecommunications and media were strong until an early March correction. However, as the valuation differential between these sectors and old-economy

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

stocks became overextended, investors preferred to switch funds into more reasonably valued areas of the market such as consumer durables and pharmaceuticals.

Japan has recently endured several noteworthy setbacks: its economy dipped back into recession late last year, many Japanese companies are struggling to compete in the fast-changing global economy, government debt continues to rise and an unanticipated transfer of power to a new prime minister has created political uncertainty. Despite these stumbling blocks, however, Japan's equity market has continued to perform very well. Business sentiment among Japan's corporate leaders is also improving, lending credence to the improved economic optimism among global investors and the hope for a self-sustaining economic recovery. More than one strategist is drawing a parallel of Japan today with the U.S. in 1991 and 1992. The argument centers around evidence that corporations are aggressively restructuring, reducing their head count in order to improve profits in light of minimal revenue growth.

The positive economic conditions experienced by emerging Asian countries in 1999 continued into 2000. Asia is believed likely to post reasonable trade surpluses in 2000 for the third consecutive year as exports continue to grow, aided by long-term trends in the outsourcing of semiconductor, computer and telecommunications equipment manufacturing. With overall consumer sentiment positive, Asia's export-led recovery is being supplemented by growth in domestic consumption. Economic and earnings growth numbers are surprisingly high, especially in North Asian economies, and the consensus overall growth outlook for 2000 has been upgraded.

CLASSES OF SHARES

On June 6, 2000, Morgan Stanley Dean Witter Variable Investment Series began offering Class Y shares of each Portfolio. All shares issued prior to May 1, 2000 were designated Class X shares. The performance figures shown below for each Portfolio are for its Class X shares. For each Portfolio, the Class Y shares' performance will vary somewhat from that of the Class X shares because of differing expenses.

AGGRESSIVE EQUITY PORTFOLIO

For the six-month period ended June 30, 2000, the Aggressive Equity Portfolio posted a return of 3.13 percent, compared to -0.43 percent for the Standard & Poor's 500 Stock Index (S&P 500).(1)

----------------

(1) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry representation. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

The Portfolio began the year with a significant emphasis on technology and biotechnology. Then, with the signal from the Federal Reserve that they were going to move to restrain the pace of economic growth by lifting interest rates, we began to adjust our portfolio weightings. First we eliminated any highly valued issues that were not currently profitable. Next we reduced our overall exposure to technology stocks. We significantly peeled back the technology groups that were most economically sensitive, such as semiconductors and semiconductor equipment. We added to the health-care sector with the purchase of drug, generics, specialty pharmacy and health-care services groups. Financials were also added, given our view that interest rates would fall in the face of a decelerating economy. Brokers and insurance group holdings were increased. We also purchased select consumer staples.

As the Portfolio enters the second half of its fiscal year, many consumer, industrial and monetary indicators are signaling that the economy has begun to slow. In addition, many important measures of inflation have begun to reverse, suggesting that the Federal Reserve appears to have successfully engineered a soft landing. During similar periods the markets have responded quite favorably, with groups such as health care, technology, financials and consumer staples assuming market leadership. We believe that the Portfolio is well positioned to benefit from this outlook.

CAPITAL GROWTH PORTFOLIO

For the six-month period ended June 30, 2000, the Capital Growth Portfolio produced a total return of 3.30 percent versus -0.43 percent for the S&P 500.

The Portfolio continued to invest in companies across the market-capitalization spectrum as well as all major sectors of the S&P 500. During the period the Portfolio decreased its long-standing overweighting in technology, because of dramatic price increases and valuation levels that we believed were unsustainable. Toward the end of the period, the Portfolio began to move assets marginally back into this sector. Monies flowed out of technology and consumer stocks into capital goods and energy. The Portfolio also added to its health care and financial services holdings.

During the recent period of market turbulence the Portfolio's managers diversified its holdings among both growth and value issues. We shifted from a very definitive growth bias, which the Portfolio maintained at the beginning of the fiscal year, to a more neutral positioning. We expect to maintain this posture until the full extent of the Federal Reserve Board's actions can be reasonably ascertained.

The Portfolio's ten largest holdings on June 30 were Microsoft, Millipore, Viacom, Intel, Citigroup, BP Amoco, Pfizer, Integrated Device Technology, Oracle and Cisco Systems.

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

COMPETITIVE EDGE -- "BEST IDEAS" PORTFOLIO

For the six-month period ended June 30, 2000, the Competitive Edge -- "Best Ideas" Portfolio posted a total return of -2.78 percent versus -2.56 percent for the Morgan Stanley Capital International (MSCI) World Index.(2)

The Portfolio invests primarily in stocks compiled by the Morgan Stanley Dean Witter Equity Research department which they believe demonstrate a long-term sustainable "competitive edge" versus other players in the global arena. As of June 30, 2000, approximately 99 percent of the Portfolio's assets were invested in 40 equity positions throughout the world. The remaining 1 percent was held in U.S. dollars. Equity holdings in the United States accounted for nearly 57 percent of the Portfolio's assets, with the remainder diversified among 10 other countries. In descending order beginning with the largest exposure, these were Japan, France, the United Kingdom, Finland, Sweden, the Netherlands, Mexico, Switzerland, Australia and Germany.

Among the Portfolio's largest equity holdings were Exodus Communications (Internet services), Wal-Mart Stores (discount chains) and General Electric (multi-sector companies) in the United States, Shin-Etsu Chemical (specialty chemicals) and Tokyo Electron (electronic production equipment) in Japan, Diageo PLC (alcoholic beverages) in the United Kingdom and UPM-Kymmene (paper) in Finland.

DIVIDEND GROWTH PORTFOLIO

For the six-month period ended June 30, 2000, the Dividend Growth Portfolio posted a total return of -9.03 percent versus -0.43 percent for the S&P 500.

The Portfolio's underperformance relative to the S&P 500 was largely caused by its underexposure to high-technology stocks. Because most technology stocks generally pay little if any dividends, they do not make up a large portion of the Portfolio. Instead, the Portfolio's screening process has led to its being overweighted in basic materials, capital goods and utilities, which enjoy strong cash flows and attractive dividend yields. The Fund's emphasis on these sectors impeded its performance during the period, because these stocks significantly underperformed growth stocks.

----------------

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of a diverse range of global stock markets within the United States, Europe, Australia, New Zealand and the Far East. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the index. The index does not take into account any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

Since late last year, the Portfolio's equity component has shifted its emphasis toward traditional companies that have made serious commitments to e-commerce. Portfolio transactions during the period included a reallocation of assets to reflect a more accurate use of the dividend growth discipline. As a result, holdings in 14 companies were liquidated and a position in Electronic Data Systems was initiated. At the end of the period, the Portfolio was invested in 80 common stocks spread among 41 different industry groups.

EQUITY PORTFOLIO

For the six-month period ended June 30, 2000, the Equity Portfolio posted a total return of -6.67 percent versus -0.43 percent for the S&P 500.

The Portfolio's performance lagged that of its benchmark because of its exposure to high-growth stocks in the technology and biotechnology sectors that were particularly hard hit during a rapid rotation to value stocks that occurred in April and May. This rotation was partly driven by concerns that the Department of Justice's case against Microsoft and the Clinton/Blair comments regarding genomics would hinder growth in these two industries. It was also driven by signs that an overheating U.S. economy would lead to tightening by the Federal Reserve. Since then, interest-rate increases by the Fed have begun to slow growth and inflation. We are now expecting a slower growth rate through 2001 than that experienced during the first half of 2000. Consequently, we have increased the Fund's exposure to steady growth groups that should outperform in this environment, including health care, financials and, to some degree, consumer staples. In addition, we have reduced our exposure to cyclical areas such as technology, including semiconductors.

EUROPEAN GROWTH PORTFOLIO

For the six-month period ended June 30, 2000, the European Growth Portfolio produced a total return of 0.14 percent versus -2.56 percent for the MSCI World Index.

Corporate earnings results in Europe for the first quarter of 2000 were on the whole in line with estimates. Several companies reported first-quarter earnings substantially in excess of consensus estimates, including Koninklijke Philips Electronics, Adecco S.A. and Alcatel, all of which are held by the Portfolio. The outlook for corporate profitability remains positive, given the benign economic environment. Europe is experiencing low interest rates by historic standards as well as strong GDP growth and a competitive exchange rate. Morgan Stanley Dean Witter Investment Management Inc., the Portfolio's sub-advisor, is currently awaiting second-quarter results from all the companies held in the Portfolio and expect that they will continue to reflect this positive backdrop.

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

The Portfolio continues to emphasize mid- and large-capitalization growth stocks. Its stock selection process is driven by stock-specific considerations rather than a top-down approach. In 1999 this process gave rise to significant weightings in the technology, media, telecommunications and software sectors, which bolstered the Portfolio's performance this January and February. Then, as shares moved ahead of price targets, some of these holdings were sold and the proceeds were moved into more defensive areas of the stock market, including pharmaceuticals and consumer goods. This action cushioned investment returns when the market faltered during the latter part of the period under review. At the end of June, the Portfolio's regional weightings were the eurozone 44.0 percent, the United Kingdom 33.0 percent, Sweden 10.5 percent and Switzerland
10.3 percent. The remaining 2.2 percent was invested in cash and other assets.

GLOBAL DIVIDEND GROWTH PORTFOLIO

For the six-month period ended June 30, 2000, the Global Dividend Growth Portfolio produced a total return of -5.64 percent versus -2.56 percent for the MSCI World Index.

Because most technology stocks generally pay little if any dividends, they do not make up a large portion of the Portfolio. The Portfolio's technology holdings have included established companies like IBM, Intel and Hewlett-Packard rather than the more speculative dot-com startups. With more and more Internet companies entering existing markets and challenging the incumbent players, the Internet clearly has tremendous potential to change the competitive landscape of most industries. We believe that the long-term beneficiaries of this trend are likely to be the incumbent industry players that embrace the Internet to enhance their competitive advantage. In addition to the usual comprehensive, rigorous analysis that has always driven our stock selection process, the Portfolio has shifted its emphasis toward traditional companies that have made serious commitments to e-commerce.

In the coming years, we fully expect the U.S. equity market's returns to be lower than those of the last five years, because the anticipated stellar performance of the economy and corporate profits seem fully priced into the U.S. market, as evidenced by record high valuations. The Portfolio remains committed to the more attractively valued sectors of the market, where expectations seem much more realistic. We are currently targeting 31.2 percent of the Portfolio's net assets toward U.S. equity investments versus a 49.2 percent weighting for the United States in the MSCI World Index.

Hong Kong is the only Asian market outside Japan to which the Portfolio has exposure. The Portfolio is currently targeting 2.0 percent of net assets toward Hong Kong investments, versus the MSCI

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

World Index's 1.0 percent weighting in Hong Kong. At current prices, much of Asia's recovery seems well discounted, but we remain optimistic about further strength in economic activity, corporate profits and thus share prices.

Despite the Portfolio's limited exposure to technology and telecommunications, our overweighted stance in Europe has been rewarding. We are currently targeting
33.0 percent of the Portfolio's net assets toward continental European markets and 11.2 percent toward the United Kingdom, versus those regions' weightings of
18.2 percent and 9.8 percent, respectively, in the MSCI World Index. Overall, we remain very optimistic about the long-term prospects for the Portfolio's U.K. and European holdings.

We are currently targeting 2.5 percent of assets to each Canada and Australia, representing a slight overweighting versus the MSCI World Index. As global economic growth persists we believe that demand for some of the natural resources produced in these countries should remain high, providing support for both their currencies and their equity markets.

HIGH YIELD PORTFOLIO

For the six-month period ended June 30, 2000, the High Yield Portfolio posted a total return of -3.21 percent versus -1.21 percent for the Lehman Brothers High Yield Index.(3)

The high-yield market continued to experience difficulty during the period. Investor concerns about sharply rising interest rates, credit-tightening actions by the Federal Reserve Board, the looming threat of inflation and uncertainty over the Y2K bug's potential effects adversely affected all the fixed-income markets during 1999 and the first four months of 2000. On the positive side, as a result of the extended weakness in the high-yield market, yields on lower-rated corporate bonds are now at their highest levels in nearly a decade. Today, high-yield bonds are providing an unusually large yield advantage over Treasuries. Historically, abnormally high yield advantages have signaled a turning point in the high-yield market, eventually resulting in strong total returns as bond prices recovered.

The high-yield market's woes have taken the worst toll on the B-rated sector, the market's largest area. Although the Portfolio's position in the more defensive, higher-quality end of the market held up relatively well during the turbulent market environment, its long-term core position in the B-rated sector was adversely affected. However, with yields on B-rated issues at 10-year highs and

----------------

(3) The Lehman Brothers High Yield Index tracks the performance of all below-investment-grade securities that have at least $100 million in outstanding issuance, are greater than one year to maturity and are issued in fixed-rate U.S. dollar denominations. The index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

many issues trading at significant discounts to their stated maturity value, we view the B-rated sector as extremely undervalued. In light of our positive long-term outlook, we are maintaining our focus on this large sector of the market, which we believe offers strong long-term total return potential.

From an industry perspective, we presently view the telecommunications sector as an excellent investment opportunity, given the overwhelming trend toward providing expanded worldwide telecommunications services. Included among the Portfolio's current holdings are a number of telecommunications companies that recently have either announced important strategic partnerships or have raised equity capital to fuel future growth and profits.

INCOME BUILDER PORTFOLIO

For the six-month period ended June 30, 2000, the Income Builder Portfolio posted a total return of -4.10 percent versus -0.43 percent for the S&P 500.

The Portfolio's underperformance relative to its benchmark index can be attributed largely to its lack of exposure to technology stocks, which generally pay little if any dividends. Because the Portfolio's primary objective is providing reasonable current income, these stocks are typically not included among its holdings.

On June 30, 2000, the Portfolio's large-cap stock segment was relatively fully invested, as it has been since its inception. Portfolio transactions during the period included the sale of Air Products, Associates First Capital, SLM Holding Corp., Tidewater, U.S. Tobacco, Equity One, Meditrust, Crown Cork and Seal, Jefferson Pilot, Camden Property, JDN Realty, Fluor, Tanger Factory, Arch Coal, Hercules, Public Service Enterprise Group, General Motors, Limited, USX-US Steel and Visteon. Purchases included Rockwell, Vornado, Kerr McGee, Florida Power & Light, Mack Cali and Simon Property.

Real estate investment trusts (REITs) were very strong performers for the Portfolio in the first six months of 2000. The industry's strong fundamentals and high-dividend-paying stocks lured investors weary of the effects of Fed tightenings.

MONEY MARKET PORTFOLIO

As of June 30, 2000, the Money Market Portfolio had net assets of $387 million, with an average life of 57 days. The Portfolio's annualized net investment income for the six-month fiscal period ended June 30, 2000, was 5.58 percent, while its 30-day moving average yield for June was 6.05 percent.

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

On June 30, 2000, approximately 79 percent of the Portfolio's assets were invested in high-quality commercial paper, 16 percent in federal agency obligations, and the remaining 5 percent in the short-term bank notes and certificates of deposit of major, financially strong commercial banks.

At the end of the fiscal period under review, approximately 86 percent of the Portfolio's holdings were due to mature in less than four months. Consequently, the Portfolio is well positioned for stability of value with a very high degree of liquidity. We attempt to operate the Portfolio in a conservative style without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. As always, the Portfolio serves as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

PACIFIC GROWTH PORTFOLIO

For the six-month period ended June 30, 2000, the Pacific Growth Portfolio produced a total return of -6.29 percent compared to -2.56 percent for the MSCI World Index.

During the first half of 2000, Morgan Stanley Dean Witter Investment Management Inc., the Portfolio's sub-advisor, increased the Portfolio's exposure to Japan, based on encouraging signs of economic recovery, including positive trends in GDP growth, more robust retail consumption and increased spending by manufacturers on capital expenditures. Within Japan, the sub-advisor is currently focusing on companies geared to a cyclical recovery, including food, warehousing, basic materials and similar economically sensitive stocks.

The Portfolio added to its positions in China, where equities have been buoyed by better-than-expected first-quarter GDP growth and promising economic activity based on a surge in overseas demand, industrial production and direct investment data. The strong performance of China Telecom has benefited the Portfolio, and we believe the company will continue to fare well because of its standing as one of the largest, fastest-growing wireless companies in the world.

South Korea and Taiwan are among the Portfolio's largest market weights, and the sub-advisor is encouraged by signs that the benefits of robust exports, strong GDP growth and global outsourcing trends are not abating. Samsung Electronics, South Korea's leading manufacturer of semiconductors, telecom equipment, and consumer electronics, has been one of the largest contributors to the Portfolio's performance. The Portfolio has also increased its exposure to South Korean banks, because the sub-advisor believes they should be supported by strong economic growth, a benign interest-rate environment and improving market sentiment.

In Taiwan, the Portfolio has added manufacturers of computers and peripheral products. The sub-advisor believes that companies such as Hon Hai Precision, Siliconware, UMC and Acer Peripherals

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

represent attractively valued opportunities with excellent management, making them well positioned to gain from the increasing trend toward global outsourcing in the electronics and semiconductor industries.

Hong Kong, one of the Portfolio's largest country positions, has been benefiting from better-than-expected GDP growth rates and a supportive interest-rate environment. Demand is returning to the Hong Kong residential market, boosting property and banking shares. The Portfolio continues to focus on the diversified financials, media, telecommunications and property sectors within Hong Kong.

During the period the sub-advisor trimmed the Portfolio's Australian holdings, which are concentrated in banks, media, metals and mining and telecommunications stocks, because of its belief that interest rates may be tightened before year-end. The Portfolio has also reduced its exposure to India, which has been buoyed by the strong performance of technology, media and telecom stocks. Although the sub-advisor continues to believe India's market should fare well over the long term, it is disappointed by the government's lack of follow-through regarding privatization plans.

QUALITY INCOME PLUS PORTFOLIO

For the six-month period ended June 30, 2000, the Quality Income Plus Portfolio posted a total return of 3.17 percent versus 3.99 percent for the Lehman Brothers Aggregate Bond Index.(4)

Against the backdrop of an inverting U.S. Treasury yield curve, a continuing tightening of monetary policy and strong credit demands, several developments occurred. First, corporate treasurers issued $177 billion in investment-grade bonds during the period, in anticipation of higher rates later this year. Once the yield curve began to invert, long-term corporate bonds underperformed other asset categories. The Portfolio's focus on long-term corporate bonds thus hindered its performance for the period but may benefit it going forward.

The Portfolio employed several strategies to take advantage of the unique fixed-income environment. First, we sold several long-term bonds in the insurance and financial areas, because those sectors generally underperform during inverted yield curve environments. This move proved beneficial, in that this market segment significantly underperformed the general corporate market. Secondly, as the mortgage market came under pressure during the first quarter, we sold some corporate notes and

----------------

(4) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities, and commercial mortgage-based securities. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

used the proceeds to purchase GNMAs. During the second quarter, we sold GNMAs to purchase AA-rated noncallable corporate 10-year notes, which we expect to perform well if rates stay near current levels or drift lower.

We remain optimistic that the Fed's strong stance will effectively combat inflationary pressures and that the real levels of interest rates are fundamentally and historically attractive. We continue to believe that the policy of matching long-term investment objectives with similar maturity assets is the most prudent way to maintain a high level of current income with minimal credit risk.

S&P 500 INDEX PORTFOLIO

For the six-month period ended June 30, 2000, the S&P 500 Index Portfolio produced a total return of -0.58 percent compared to -0.43 percent for the S&P 500.

This is the first time the S&P 500 has generated a negative six-month return since 1994. The majority of stock funds beat the index in the first half of 2000. However, like the index, the average stock fund trailed money market returns. On a positive note, the S&P 500 held up well versus the widely followed Nasdaq Composite Index and the Dow Jones Industrial Average, which generated returns of -2.54 percent and -8.43 percent, respectively.

As of June 30, 2000, the top five positions in the S&P 500 were General Electric (4.05 percent), Intel (3.45 percent), Cisco (3.41 percent), Microsoft (3.25 percent) and Pfizer (2.33 percent).

After a choppy first half of the year, the bearish sentiment that had overshadowed the markets seemed to have peaked. Weaker economic data and anemic inflation numbers have since alleviated fears of significantly higher interest rates. Continued strength in corporate earnings and optimism that the Fed can once again orchestrate a soft landing may help propel the S&P 500 back to the high end of its 52-week trading range.

SHORT-TERM BOND PORTFOLIO

For the six-month period ended June 30, 2000, the Short-Term Bond Portfolio posted a total return of 2.38 percent, compared to 2.70 percent for the Lehman Brothers Short (1- to 5-Year) U.S. Credit Grade Debt Index.(5)

----------------

(5) The Lehman Brothers Short (1- to 5-Year) U.S. Credit Index measures (formerly Lehman Brothers Short [1 to 5 year] Investment Grade Debt Index) all investment-grade corporate debt securities with maturities of one to five years. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

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MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

With the consensus outlook favoring higher interest rates as 2000 began, we held close to 15 percent of the Portfolio's assets in cash reserves through early March. As the period progressed, we reduced the Portfolio's cash reserves to purchase U.S. government agency securities and corporate bonds, which were providing historically attractive yields.

On June 30, one- to three-year corporate bonds made up 11.8 percent of the Portfolio. Agencies were up to 46.5 percent of the portfolio, from 40.0 percent on December 31, 1999, while Treasuries, providing the least yield incentive as a sector, fell to 30.3 percent from nearly 45 percent six months earlier. Cash reserves reaccumulated in May and June as interest rates fell sharply, spreads tightened and money markets offered higher yields than longer-maturity Treasuries. On June 30, cash reserves accounted for just under 12 percent of investable assets.

With the Federal Reserve likely to hold its monetary policy steady for the coming months and money market rates outyielding longer Treasuries, there is little incentive to reduce the Portfolio's cash position. Should attractively priced corporate bonds become available or agencies again offer an increased yield incentive relative to Treasuries, they will likely be added to the Portfolio.

On June 30, 2000, the Portfolio's average duration was 1.13 years, the average maturity 1.22 years and the average quality rating AA. Including cash reserves, the average duration and maturity of the Portfolio were 1.08 and 1.0 years, respectively.

STRATEGIST PORTFOLIO

For the six-month period ended June 30, 2000, the Strategist Portfolio posted a total return of 0.78 percent versus -0.43 percent for the S&P 500 and 4.18 percent for the Lehman Brothers Government/Credit Index.(6)

During the six-month period ended June 30, 2000, volatility returned in long-dated financial asset prices, causing both stocks and bonds to trade in uneven and often unexpected patterns. Generally, equity markets posted negative returns for the first half of 2000, while bonds provided modestly positive total returns, as did cash equivalents.

To reflect the rise in equity valuations over the last several months, especially in the leading sectors of technology and telecommunications, the Portfolio's equity holdings stood at a neutral weighting of

----------------

(6) The Lehman Brothers Government/Credit Index (formerly Lehman Brothers Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. government agency and U.S. Treasury securities and corporate and Yankee bonds, with maturities of one to ten years. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

55 percent of assets, with the bond allocation at an underweighted 20 percent, while we increased cash reserves to 25 percent.

The equity portion of the Portfolio continues to focus on sectors that we believe have outstanding earnings growth potential: technology, including software and telecommunications; health care, with an emphasis on biotechnology; and energy, including oil services. PE Biosystems (analytic devices), Jabil Circuits (contract manufacturing), EMC Corporation (data storage) and Pfizer (health care) were among its largest equity positions on June 30, 2000.

On that date, U.S. government-issued and government agency bonds represented 79 percent of the Portfolio's fixed-income portion, while corporate-issued paper made up the remaining 21 percent. The Portfolio's average yield was 7.08 percent, its average maturity 9.53 years. Average duration, a measurement of bond price volatility relative to interest rate movement, was 5.30 years.

UTILITIES PORTFOLIO

For the six-month period ended June 30, 2000, the Utilities Portfolio produced a total return of -0.08 percent versus -0.43 percent for the S&P 500. The Portfolio's outperformance relative to the broad market was attributable primarily to solid performance within its electric power and natural gas holdings. Select holdings within the Portfolio's telecommunications allocation also contributed to its overall performance.

During the six-month period under review, the telecommunications sector continued to benefit from positive global demand. Growth was particularly robust within the wireless and broadband communications subsectors, which benefited from accelerated demand for connectivity. The telecommunications infrastructure sector, which experienced healthy order flow during the period, remains one of the fastest growing industries worldwide. Within the electric power sector, share prices appreciated sharply as companies within the sector benefited from their defensive appeal, attractive relative valuations and strong financial results. This sector's positive financial performance was driven by excellent results associated with new-economy growth businesses in addition to surging electric power usage. The natural gas sector remained fundamentally strong and continued to benefit from robust profitability, favorable supply/demand dynamics and a firm pricing environment. The sector's performance was further bolstered by strong growth in diversified operations, which provided a nice complement to core business results.

On June 30, 2000, 88 percent of the Portfolio's net assets were allocated to utility and utility-related equities. Within this equity component, 51 percent was allocated to telecommunications, 36 percent to electric power and 13 percent to energy. Adding a further degree of diversification to the Portfolio was its international holdings (16 percent of its net assets), which focused on telecommunications

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

infrastructure growth. The Portfolio's high-quality fixed-income allocation accounted for 6 percent of net assets with the remaining 6 percent held in cash and cash equivalents. The fixed-income portion of the Portfolio remains well diversified with a weighted average credit rating of Baa1 and BBB+, as measured by Moody's Investors Service and Standard & Poor's Corporation, respectively.

During the second half of 2000, we currently anticipate modestly increasing the Portfolio's international component while maintaining a healthy balance between the telecommunications, electric power and natural gas industries. Broad diversification among the various utility industries and their subsectors remains an important component of the Portfolio's overall investment strategy. We believe that the Portfolio remains well positioned as it pursues its objective of seeking both capital appreciation and current income.

LOOKING AHEAD

As we enter the second half of the fiscal year, many important indicators are signaling that economic growth in the United States is slowing down. In addition, several measures of inflation have begun to reverse, indicating that the Fed's strong anti-inflationary policy has proven successful. We caution, however, that the Fed has expressed concern about consumer wealth and rising prices. We thus anticipate that the central bank will continue to focus on inflation and may increase short-term rates if it feels that the economic momentum is not slowing sufficiently.

We appreciate your ongoing support of Morgan Stanley Dean Witter Variable Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

[/S/  CHARLES A. FIUMEFREDDO]       [/S/ MITCHELL M. MERIN]
CHARLES A. FIUMEFREDDO              MITCHELL M. MERIN
CHAIRMAN OF THE BOARD               PRESIDENT

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FUND PERFORMANCE JUNE 30, 2000

                                     AVERAGE ANNUAL TOTAL RETURNS(1)
  ------------------------------------------------------------------------------------------------------
                                                                                DATE OF          SINCE
                                   1 YEAR        5 YEARS        10 YEARS       INCEPTION       INCEPTION
                                  --------       --------       --------       ---------       ---------
  Money Market.............          5.39%          5.19%          4.84%             --             --

  Short-Term Bond..........          4.25             --             --          5/4/99           3.42%

  Quality Income Plus......          2.88           5.59           7.84              --             --

  High Yield...............         (8.32)          3.32           8.71              --             --

  Utilities................          5.78          17.16          13.75              --             --

  Income Builder...........         (5.79)            --             --         1/21/97           7.86

  Dividend Growth..........        (18.95)         12.51          11.45              --             --

  Capital Growth...........         28.07          21.40             --          3/1/91          14.86

  Global Dividend Growth...         (1.88)         12.02             --         2/23/94          11.20

  European Growth..........         26.11          21.30             --          3/1/91          18.56

  Pacific Growth...........         19.31         (1.70)             --         2/23/94           3.33

  Equity...................         26.37          28.89          21.75              --             --

  S&P 500 Index............          6.81             --             --         5/18/98          14.86

  Competitive Edge -- Fund
   "Best Ideas"............         15.41             --             --         5/18/98           9.42

  Aggressive Equity........         47.31             --             --          5/4/99          42.45

  Strategist...............          8.99          15.69          12.71              --             --

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  --------------------
  (1) Figure shown assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). They do not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

                                                         ANNUALIZED                MATURITY
PRINCIPAL                                                   YIELD
AMOUNT IN                                                ON DATE OF
THOUSANDS                                                 PURCHASE                   DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (78.9%)
           BANKING (11.6%)
$ 12,000   Bank of New York Co., Inc...............  6.64 - 6.65%                 08/14/00 - 08/16/00  $ 11,901,600
  12,425   Citicorp................................  6.59 - 6.61                  07/05/00 - 07/11/00    12,409,961
   7,000   Mellon Funding Corp.....................  6.70                                    07/26/00     6,967,820
  13,800   Northern Trust Corp.....................  6.61                         08/10/00 - 08/11/00    13,698,329
                                                                                                       ------------
                                                                                                         44,977,710
                                                                                                       ------------
           DIVERSIFIED FINANCIAL SERVICES (9.5%)
  18,000   Associates First Capital
             Corp..................................  6.64 - 6.66                  07/25/00 - 09/08/00    17,841,305
  19,500   General Electric Capital
             Corp..................................  6.25 - 7.16                  08/17/00 - 02/09/01    19,035,933
                                                                                                       ------------
                                                                                                         36,877,238
                                                                                                       ------------
           DIVERSIFIED MANUFACTURING (1.6%)
   6,270   Honeywell International.................  6.62                                    07/10/00     6,259,733
                                                                                                       ------------
           FINANCE - AUTOMOTIVE (12.7%)
   7,000   American Honda Finance Corp.............  6.71                                    08/01/00     6,960,036
   5,500   BMW U.S. Capital Corp...................  6.62                                    08/07/00     5,462,974
  19,000   DaimlerChrylser North
             America Holding Corp..................  6.64 - 6.78                  07/21/00 - 09/19/00    18,816,609
  12,000   Ford Motor Credit Co....................  6.60 - 6.61                  07/06/00 - 07/12/00    11,982,533
   6,000   General Motors Acceptance Corp..........  6.55                                    07/13/00     5,986,980
                                                                                                       ------------
                                                                                                         49,209,132
                                                                                                       ------------
           FINANCE - CONSUMER (8.8%)
  15,000   Household Finance Corp..................  6.88                                    07/03/00    14,994,267
  19,000   New Center Asset Trust..................  6.14 - 6.59                  07/17/00 - 07/24/00    18,939,004
                                                                                                       ------------
                                                                                                         33,933,271
                                                                                                       ------------
           FINANCE - CORPORATE (8.4%)
  15,500   CIT Group Inc...........................  6.21 - 6.82                  07/03/00 - 07/06/00    15,488,978
  17,000   Ciesco, L.P.............................  6.64 - 6.68                  07/20/00 - 09/13/00    16,879,684
                                                                                                       ------------
                                                                                                         32,368,662
                                                                                                       ------------
           FOOD & BEVERAGES (1.5%)
   6,000   Heinz (H.J.) Co.........................  6.60                                    07/07/00     5,993,460
                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

                                                         ANNUALIZED                MATURITY
PRINCIPAL                                                  YIELD
AMOUNT IN                                                ON DATE OF
THOUSANDS                                                 PURCHASE                   DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
           INTERNATIONAL BANKS (16.0%)
$  6,000   ANZ (DE) Inc............................  6.68%                                   09/15/00  $  5,916,780
   7,000   Abbey National North America Corp.......  6.70                                    09/12/00     6,906,601
   6,000   Canadian Imperial Holdings Inc..........  6.72                                    09/11/00     5,920,800
  19,500   Deutsche Bank Financial Inc.............  6.57 - 6.63                  07/14/00 - 08/04/00    19,408,699
  12,000   Dresdner U.S. Finance Inc...............  6.55 - 6.62                  07/31/00 - 08/08/00    11,926,267
   6,000   KFW International
             Finance Inc...........................  6.66                                    09/07/00     5,925,540
   6,000   National Australia Funding (DE)
             Inc...................................  6.63                                    10/04/00     5,898,033
                                                                                                       ------------
                                                                                                         61,902,720
                                                                                                       ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (4.9%)
  19,000   Goldman Sachs Group Inc.................  6.61 - 6.78                  07/05/00 - 08/24/00    18,885,000
                                                                                                       ------------
           RENTAL/LEASING COMPANIES (1.4%)
   5,500   International Lease Finance Corp........  6.63                                    07/19/00     5,481,960
                                                                                                       ------------
           MAJOR U.S. TELECOMMUNICATIONS (1.5%)
   6,000   AT&T Corp...............................  6.66                                    09/05/00     5,927,840
                                                                                                       ------------
           UTILITIES (1.0%)
   3,750   National Rural Utilities
             Cooperative Finance Corp..............  6.72                                    08/18/00     3,716,900
                                                                                                       ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $305,533,626).............................................................   305,533,626
                                                                                                       ------------

           U.S. GOVERNMENT AGENCIES (16.3%)
   9,500   Federal Farm Credit Banks...............  6.15 - 6.16                  11/02/00 - 11/17/00     9,297,988
   5,445   Federal Home Loan Banks.................  6.14                                    12/21/00     5,293,498
  16,085   Federal Home Loan Mortgage Corp.........  6.02 - 7.11                  09/01/00 - 04/26/01    15,602,232
  33,519   Federal National Mortgage Assoc.........  5.92 - 6.47                  09/28/00 - 02/01/01    32,774,693
                                                                                                       ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $62,968,411)..............................................................    62,968,411
                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - MONEY MARKET PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

                                                         ANNUALIZED                MATURITY
PRINCIPAL                                                  YIELD
AMOUNT IN                                                ON DATE OF
THOUSANDS                                                 PURCHASE                   DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
           SHORT-TERM BANK NOTE (3.4%)
$ 13,000   Bank of America N.A. (AMORTIZED COST
             $13,000,000)..........................  6.60 - 6.82%                 07/07/00 - 09/01/00  $ 13,000,000
                                                                                                       ------------

           CERTIFICATE OF DEPOSIT (1.6%)
   6,000   First Union National Bank (AMORTIZED
             COST $6,000,000)......................  6.65                                    07/27/00     6,000,000
                                                                                                       ------------

TOTAL INVESTMENTS
(AMORTIZED COST $387,502,037) (A).........................................................  100.2%    387,502,037

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.2)       (580,937)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 386,921,100
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - SHORT-TERM BOND PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                  COUPON                  MATURITY
THOUSANDS                                                   RATE                     DATE                VALUE
-----------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (73.2%)
$    500   Federal Farm Credit Banks...............  5.57 - 5.88%                 03/23/01 - 07/02/01  $  494,696
     975   Federal Home Loan Banks ................  4.88 - 6.75                  03/02/01 - 05/01/02     966,297
     500   Federal Home Loan Mortgage Corp.........  5.75                          06/15/01               494,945
     500   Federal National Mortgage Assoc.........  5.63 - 6.63                  03/15/01 - 07/17/02     495,769
   1,600   U.S. Treasury Notes.....................  5.63 - 6.50                  05/15/01 - 10/31/01   1,595,662
                                                                                                       ----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $4,061,319)..............................................................   4,047,369
                                                                                                       ----------

           CORPORATE BONDS (11.2%)
           DIVERSIFIED FINANCIAL SERVICES (1.8%)
     100   IBM Credit Corp.........................  7.00                          01/28/02                99,837
                                                                                                       ----------
           FINANCE COMPANIES (1.8%)
     100   Associates Corp. of North America.......  6.50                          07/15/02                98,141
                                                                                                       ----------
           MAJOR BANKS (1.8%)
     100   First Union Corp........................  8.00                          11/15/02               100,629
                                                                                                       ----------
           MID-SIZED BANKS (2.2%)
     124   Long Island Savings Bank................  6.20                          04/02/01               122,500
                                                                                                       ----------
           MOTOR VEHICLES (1.8%)
     100   DaimlerChrysler North
             American Holdings Corp................  7.75                          05/27/03               100,645
                                                                                                       ----------
           RAILROADS (1.8%)
     100   Union Pacific Corp......................  7.38                          05/15/01                99,832
                                                                                                       ----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $620,231)................................................................     621,584
                                                                                                       ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - SHORT-TERM BOND PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                  COUPON                  MATURITY
THOUSANDS                                                   RATE                     DATE                VALUE
-----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (A) (10.9%)
           U.S. GOVERNMENT AGENCY
$    600   Federal Home Loan Banks
             (AMORTIZED COST $599,781).............  6.57%                         07/03/00            $  599,781
                                                                                                       ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $5,281,331) (b)............................................................   95.3%    5,268,734

OTHER ASSETS IN EXCESS OF LIABILITIES.......................................................    4.7       258,884
                                                                                              -----   -----------

NET ASSETS..................................................................................  100.0%  $ 5,527,618
                                                                                              -----   -----------
                                                                                              -----   -----------

---------------------

(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,717 and the aggregate gross unrealized depreciation is $16,314, resulting in net unrealized depreciation of $12,597.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                       COUPON       MATURITY
THOUSANDS                                        RATE          DATE             VALUE
-----------------------------------------------------------------------------------------
           CORPORATE BONDS (61.3%)
           ACCIDENT & HEALTH INSURANCE (0.7%)
 $ 3,000   Jackson National Life Insurance
             Co. - 144A*......................    8.15%      03/15/27        $  2,812,110
                                                                             ------------
           AEROSPACE (1.3%)
   5,000   Boeing Co..........................    7.95       08/15/24           5,141,850
                                                                             ------------
           AIR FREIGHT/DELIVERY SERVICES (1.2%)
   4,816   Federal Express Corp...............    7.50       01/15/18           4,730,564
                                                                             ------------
           AIRLINES (1.8%)
   4,729   America West Airlines (Class A)....    6.85       07/02/09           4,446,997
   3,000   Continental Airlines, Inc..........   7.056       09/15/09           2,901,240
                                                                             ------------
                                                                                7,348,237
                                                                             ------------
           ALUMINUM (1.1%)
   5,000   Aluminum Co. of America............    6.75       01/15/28           4,389,150
                                                                             ------------
           AUTO PARTS: O.E.M. (1.2%)
   5,000   Eaton Corp.........................    7.65       11/15/29           4,733,250
                                                                             ------------
           BUILDING MATERIALS/DIY CHAINS (1.1%)
   5,000   Home Depot Real Estate Funding
             Corp. II - 144A*.................    5.95       10/15/08           4,366,350
                                                                             ------------
           BUILDING PRODUCTS (0.6%)
   3,000   Armstrong World
             Industries, Inc..................    7.45       05/15/29           2,415,000
                                                                             ------------
           CELLULAR TELEPHONE (2.4%)
   5,000   360 DEG. Communications Co.........    7.60       04/01/09           4,882,100
   5,000   Vodafone AirTouch PLC - 144A*
             (United Kingdom).................    7.75       02/15/10           4,963,700
                                                                             ------------
                                                                                9,845,800
                                                                             ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.8%)
   3,000   Caterpillar, Inc...................   9.375       08/15/11           3,318,810
                                                                             ------------
           CONTRACT DRILLING (0.7%)
   3,000   Transocean Offshore Inc............    8.00       04/15/27           2,909,970
                                                                             ------------
           DEPARTMENT STORES (1.2%)
   5,000   May Department Stores Co...........   7.625       08/15/13           4,846,050
                                                                             ------------
           DISCOUNT CHAINS (0.6%)
   2,522   Wal-Mart Stores, Inc...............    7.49       06/21/07           2,531,676
                                                                             ------------
           DIVERSIFIED FINANCIAL SERVICES (0.7%)
   3,000   Abbey National PLC (United
             Kingdom).........................    7.95       10/26/29           2,949,810
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                       COUPON       MATURITY
THOUSANDS                                       RATE           DATE             VALUE
-----------------------------------------------------------------------------------------
           DIVERSIFIED MANUFACTURING (2.2%)
 $ 5,000   Dresser Industries, Inc............    7.60%      08/15/96        $  4,762,300
   5,000   Tyco International Group S.A.
             (Luxembourg).....................   6.875       01/15/29           4,274,250
                                                                             ------------
                                                                                9,036,550
                                                                             ------------
           ELECTRIC UTILITIES (3.1%)
   1,000   Chugach Electric Co................    9.14       03/15/22           1,094,480
   5,000   Israel Electric Co., Ltd. -
             144A*............................    7.75       03/01/09           4,823,750
   3,500   Oklahoma Gas & Electric Co.........    6.50       07/15/17           3,415,370
   2,500   Public Service Electric & Gas
             Co...............................    6.75       03/01/06           2,381,150
   1,000   Tampa Electric Co..................    7.75       11/01/22             990,570
                                                                             ------------
                                                                               12,705,320
                                                                             ------------
           ELECTRONIC DATA PROCESSING (0.7%)
   3,000   Hewlett-Packard Co.................    7.15       06/15/05           3,007,230
                                                                             ------------
           ELECTRONIC DISTRIBUTORS (1.2%)
   5,000   Avnet Inc..........................   7.875       02/15/05           5,069,550
                                                                             ------------
           ELECTRONIC PRODUCTION EQUIPMENT (1.1%)
   5,000   Applied Materials, Inc.............   7.125       10/15/17           4,682,500
                                                                             ------------
           ENERGY (0.3%)
   1,000   Texaco Capital Inc.................    9.75       03/15/20           1,223,640
                                                                             ------------
           FINANCE COMPANIES (3.3%)
   3,000   Ford Capital B.V...................    9.50       06/01/10           3,336,660
   5,000   General Electric Capital Corp......   7.375       01/19/10           5,039,900
   5,000   Household Finance Corp.............    8.00       05/09/05           5,035,100
                                                                             ------------
                                                                               13,411,660
                                                                             ------------
           INTEGRATED OIL COMPANIES (3.8%)
   3,000   Atlantic Richfield Co..............    9.00       05/01/31           3,525,690
   3,000   BP Amoco PLC (United Kingdom)......    5.90       04/15/09           2,727,870
   5,000   Conoco Inc.........................    6.35       04/15/09           4,650,500
   5,000   Murphy Oil Corp....................    7.05       05/01/29           4,427,600
                                                                             ------------
                                                                               15,331,660
                                                                             ------------
           INTERNATIONAL BANKS (1.1%)
   5,000   Dresdner Funding Trust - 144A*.....   8.151       06/30/31           4,356,150
                                                                             ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (2.6%)
   2,000   Bear Stearns Companies, Inc........    8.75%      03/15/04           2,049,300
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                       COUPON       MATURITY
THOUSANDS                                       RATE           DATE             VALUE
-----------------------------------------------------------------------------------------
 $ 3,750   Lehman Brothers Holdings, Inc......    8.75%      03/15/05        $  3,848,888
   5,000   Lehman Brothers Holdings, Inc......    8.50       08/01/15           4,917,000
                                                                             ------------
                                                                               10,815,188
                                                                             ------------
           MAJOR BANKS (6.7%)
   2,000   Chase Manahattan Corp..............   7.875       06/15/10           2,004,940
   5,000   First Bank System Inc..............   7.625       05/01/05           4,970,750
   3,000   Mellon Bank N.A....................   7.625       09/15/07           2,974,740
   5,000   NationsBank Corp...................    7.80       09/15/16           4,843,900
   3,000   State Street Boston Corp...........    7.65       06/15/10           2,994,330
   5,000   State Street Boston Corp...........    5.95       09/15/03           4,779,350
   5,000   Wells Fargo & Co...................    7.55       06/21/10           4,932,250
                                                                             ------------
                                                                               27,500,260
                                                                             ------------
           MAJOR PHARMACEUTICALS (1.4%)
   5,000   Johnson & Johnson..................    8.72       11/01/24           5,306,050
     519   Marion Merrell Corp................    9.11       08/01/05             537,116
                                                                             ------------
                                                                                5,843,166
                                                                             ------------
           MAJOR U.S. TELECOMMUNICATIONS (4.3%)
   5,000   AT&T Corp..........................    8.35       01/15/25           4,974,750
   3,000   Bellsouth Capital Funding..........   7.875       02/15/30           2,991,600
   5,000   GTE Corp...........................    7.90       02/01/27           4,736,100
   5,000   WorldCom, Inc......................    8.00       05/15/06           5,070,250
                                                                             ------------
                                                                               17,772,700
                                                                             ------------
           MANAGED HEALTH CARE (0.3%)
   1,000   Kaiser Foundation Health
             Plan, Inc........................    9.55       07/15/05           1,075,480
                                                                             ------------
           MEDICAL SPECIALTIES (1.0%)
   4,000   Becton Dickinson & Co..............    8.70       01/15/25           4,086,520
                                                                             ------------
           MOTOR VEHICLES (1.2%)
   5,000   DaimlerChrysler North American
             Holdings.........................    8.00       06/15/10           5,079,050
                                                                             ------------
           MULTI-LINE INSURANCE (1.3%)
   1,000   Hartford Financial Services
             Group, Inc.......................    7.90       06/15/10           1,003,540
   5,000   Nationwide Financial Services,
             Inc..............................    8.00       03/01/27           4,479,000
                                                                             ------------
                                                                                5,482,540
                                                                             ------------
           NATURAL GAS (0.6%)
   2,500   Sempra Energy......................    7.95       03/01/10           2,528,525
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                       COUPON       MATURITY
THOUSANDS                                       RATE           DATE             VALUE
-----------------------------------------------------------------------------------------
           OIL & GAS PRODUCTION (2.7%)
 $ 2,000   Anadarko Petroleum Corp............    7.73%      09/15/96        $  1,951,800
   5,000   Burlington Resources, Inc..........   7.375       03/01/29           4,655,950
   5,000   Kerr-McGee Corp....................   7.125       10/15/27           4,447,150
                                                                             ------------
                                                                               11,054,900
                                                                             ------------
           PRECIOUS METALS (1.2%)
   5,000   Barrick Gold Corp..................    7.50       05/01/07           4,901,150
                                                                             ------------
           PROPERTY-CASUALTY INSURERS (0.7%)
   3,000   Everest Reinsurance Holdings
             Corp.............................    8.50       03/15/05           3,005,250
                                                                             ------------
           RAILROADS (1.1%)
   4,423   Burlington Northern Santa Fe
             Corp.............................    7.97       01/01/15           4,441,591
                                                                             ------------
           SPECIALTY CHEMICALS (1.2%)
   5,000   Great Lakes Chemicals Corp.........    7.00       07/15/09           4,695,850
                                                                             ------------
           TELECOMMUNICATION EQUIPMENT (1.1%)
   5,000   Motorola Inc.......................    6.50       11/15/28           4,379,350
                                                                             ------------
           TELECOMMUNICATIONS (0.5%)
   2,000   Deutsche Telekom International
             Finance Corp.....................    8.00       06/15/10           2,019,640
                                                                             ------------
           TOBACCO (1.2%)
   5,000   Philip Morris Companies, Inc.......   7.125       10/01/04           4,783,950
                                                                             ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $259,539,397)..................................   250,627,997
                                                                             ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (33.5%)
       5   Federal Home Loan Mortgage
             Corp.............................   11.50       05/01/19               5,067
   4,237   Federal Home Loan Mortgage
             Corp. PC Gold....................    6.00  10/01/23 - 11/01/27     3,879,812
   1,020   Federal Home Loan Mortgage
             Corp. PC Gold....................    8.50  01/01/22 - 12/01/24     1,039,968
  11,987   Federal National Mortgage Assoc....    6.00  02/01/27 - 03/01/29    10,964,098
  21,927   Federal National Mortgage Assoc....    6.50  03/01/26 - 01/01/30    20,666,048
   6,618   Federal National Mortgage Assoc....    7.00  03/01/17 - 05/01/29     6,386,448
   3,000   Federal National Mortgage Assoc....    7.00          (a)             2,895,000
   2,271   Federal National Mortgage Assoc....    7.50  06/01/28 - 09/01/29     2,237,261

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                       COUPON       MATURITY
THOUSANDS                                       RATE           DATE             VALUE
-----------------------------------------------------------------------------------------
 $ 7,827   Federal National Mortgage Assoc....    8.00% 07/01/29 - 03/01/30  $  7,855,945
     281   Federal National Mortgage Assoc....    9.00  06/01/21 - 02/01/25       288,555
   9,440   Government National Mortgage
             Assoc............................    6.00  04/15/28 - 12/15/28     8,693,254
  20,444   Government National Mortgage
             Assoc............................    6.50  08/15/27 - 07/15/29    19,396,448
  16,099   Government National Mortgage
             Assoc............................    7.00  03/15/26 - 02/15/30    15,650,982
      17   Government National Mortgage
             Assoc............................    7.50  04/15/24 - 09/15/27        17,325
  12,515   Government National Mortgage
             Assoc............................    8.00  10/15/24 - 11/15/29    12,644,363
   1,555   Government National Mortgage
             Assoc............................    8.50  01/15/17 - 03/01/28     1,591,124
   1,247   Government National Mortgage
             Assoc............................    9.00  07/15/24 - 12/15/24     1,287,106
     116   Government National Mortgage
             Assoc............................   10.00  05/15/16 - 04/15/19       122,785
   5,000   Tennessee Valley Authority.........    7.85       06/15/44           4,963,850
   6,000   U.S. Treasury Bond.................    6.25       05/15/30           6,296,700
   5,000   U.S. Treasury Bond.................    7.25       08/15/22           5,614,000
  15,000   U.S. Treasury Note Strips..........    0.00  02/15/19 - 08/15/19     4,644,900
                                                                             ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $140,504,017)..................................   137,141,039
                                                                             ------------

           FOREIGN GOVERNMENT OBLIGATIONS (4.0%)
   5,000   Hydro-Quebec+......................    9.50       11/15/30           6,003,300
   5,000   Province of New Brunswick..........   7.625       06/29/04           5,046,250
   5,000   Province of Manitoba...............    7.75       07/17/16           5,139,500
                                                                             ------------

           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $15,896,050)...................................    16,189,050
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - QUALITY INCOME PLUS PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                       COUPON       MATURITY
THOUSANDS                                       RATE           DATE             VALUE
-----------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (B) (1.0%)
           U.S. GOVERNMENT AGENCY
 $ 4,300   Federal Home Loan Banks (AMORTIZED
             COST $4,298,430).................    6.57%      07/03/00        $  4,298,430
                                                                             ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $420,237,894) (C)................................   99.8%    408,256,516

OTHER ASSETS IN EXCESS OF LIABILITIES.............................    0.2         826,156
                                                                    -----   -------------

NET ASSETS........................................................  100.0%  $ 409,082,672
                                                                    -----   -------------
                                                                    -----   -------------

---------------------

*   Resale is restricted to qualified institutional investors.
PC  Participation Certificate.
+ Some of these securities are segregated in connection with securities purchased on a forward commitment basis.
(a) Security was purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
(b) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $878,865 and the aggregate gross unrealized depreciation is $12,860,243, resulting in net unrealized depreciation of $11,981,378.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

 PRINCIPAL
 AMOUNT IN                                                       COUPON           MATURITY
 THOUSANDS                                                        RATE              DATE       VALUE
--------------------------------------------------------------------------------------------------------
              CORPORATE BONDS (93.8%)
              BEVERAGES - NON-ALCOHOLIC (1.7%)
 $   5,000    Sparkling Spring Water (Canada).........  11.50%                    11/15/07  $  4,000,000
                                                                                            ------------
              BROADCAST/MEDIA (4.8%)
     8,000    Brill Media Co., LLC (Series B).........  12.00                     12/15/07     5,280,000
     5,648    Mentus Media Corp. (Series B)...........  12.00+                    02/01/03     2,146,240
     3,890    Tri-State Outdoor Media Group...........  11.00                     05/15/08     3,695,500
                                                                                            ------------
                                                                                              11,121,740
                                                                                            ------------
              BROADCASTING (0.5%)
     1,200    XM Satellite Radio Holdings Inc. -
                144A* (Class A) (Units)++.............  14.00                     03/15/10     1,062,000
                                                                                            ------------
              CABLE TELEVISION (3.7%)
     3,750    Australis Holdings Ltd.
                (Australia) (a).......................  15.00++                   11/01/02        37,500
     3,000    Knology Holdings Inc....................  11.875++                  10/15/07     1,620,000
     9,750    Optel Inc. (a)(b).......................  11.50                     07/01/08     5,850,000
     1,500    Optel Inc. (Series B) (a)(b)............  13.00                     02/15/05       900,000
                                                                                            ------------
                                                                                               8,407,500
                                                                                            ------------
              CASINO/GAMBLING (5.4%)
    12,250    Aladdin Gaming Holdings/Capital Corp.
                (Series B)............................  13.50++                   03/01/10     7,166,250
     9,915    Fitzgeralds Gaming Corp.
                (Series B) (b)........................  12.25                     12/15/04     5,254,950
                                                                                            ------------
                                                                                              12,421,200
                                                                                            ------------
              CELLULAR TELEPHONE (5.1%)
     1,400    Dobson/Sygnet Communications............  12.25                     12/15/08     1,494,500
     5,500    Dolphin Telecom PLC (United Kingdom)....  14.00++                   05/15/09     1,925,000
     7,920    McCaw International Ltd.................  13.00++                   04/15/07     6,089,134
     1,500    Tritel PCS Inc..........................  12.75++                   05/15/09       990,000
     1,500    Triton PCS Inc..........................  11.00++                   05/01/08     1,095,000
                                                                                            ------------
                                                                                              11,593,634
                                                                                            ------------
              CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (1.2%)
     3,000    J.B. Poindexter & Co., Inc..............  12.50                     05/15/04     2,835,000
                                                                                            ------------
              CONSUMER ELECTRONICS/APPLIANCES (0.6%)
    12,000    International Semi-Tech
                Microelectronics, Inc. (Canada) (a)..   11.50++                   08/15/03       120,000
     1,400    Windmere-Durable Holdings, Inc..........  10.00                     07/31/08     1,372,000
                                                                                            ------------
                                                                                               1,492,000
                                                                                            ------------
              CONSUMER SPECIALTIES (0.9%)
     2,500    Samsonite Corp..........................  10.75                     06/15/08     2,081,250
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON            MATURITY
THOUSANDS                                                        RATE              DATE       VALUE
--------------------------------------------------------------------------------------------------------
              CONSUMER/BUSINESS SERVICES (2.9%)
 $   1,800    Anacomp, Inc. (Series B)................  10.875%                   04/01/04  $  1,156,500
     8,909    Comforce Corp. (Series B)...............  15.00+                    12/01/09     2,672,840
     3,250    Comforce Operating, Inc.................  12.00                     12/01/07     1,755,000
     1,000    MDC Communication Corp. (Canada)........  10.50                     12/01/06       960,000
                                                                                            ------------
                                                                                               6,544,340
                                                                                            ------------
              CONTAINERS/PACKAGING (2.7%)
       300    Berry Plastics Corp.....................  12.25                     04/15/04       282,000
     1,100    Berry Plastics Corp.....................  11.00                     07/15/07       968,000
     6,330    Envirodyne Industries, Inc..............  10.25                     12/01/01     3,639,750
     1,200    Impac Group Inc. (Series B).............  10.125                    03/15/08     1,302,000
                                                                                            ------------
                                                                                               6,191,750
                                                                                            ------------
              CONTRACT DRILLING (0.3%)
     1,000    Northern Offshore ASA (Series B)
                (Norway)..............................  10.00                     05/15/05       635,000
                                                                                            ------------
              DIVERSIFIED ELECTRONIC PRODUCTS (0.9%)
     3,000    High Voltage Engineering, Inc...........  10.75                     08/15/04     2,145,000
                                                                                            ------------
              DIVERSIFIED MANUFACTURING (3.3%)
     1,400    Eagle-Picher Industries, Inc............   9.375                    03/01/08     1,183,000
     1,800    Jordan Industries, Inc. (Class D).......  10.375                    08/01/07     1,674,000
     7,200    Jordan Industries, Inc. (Series B)......  11.75++                   04/01/09     4,608,000
                                                                                            ------------
                                                                                               7,465,000
                                                                                            ------------
              DRUGSTORE CHAINS (0.2%)
     1,000    Rite Aid Corp...........................   7.70                     02/15/27       450,000
                                                                                            ------------
              E.D.P. SERVICES (0.5%)
     1,400    Globix Corp.............................  12.50                     02/01/10     1,155,000
                                                                                            ------------
              ELECTRONIC DISTRIBUTORS (0.1%)
     6,000    CHS Electronics, Inc. (a)(b)............   9.875                    04/15/05       120,000
                                                                                            ------------
              ENVIRONMENTAL SERVICES (0.9%)
     2,500    Allied Waste North America, Inc.
                (Series B)............................  10.00                     08/01/09     2,087,500
                                                                                            ------------
              FOOD CHAINS (0.5%)
     2,515    Pueblo Xtra International, Inc.
                (Series C)............................   9.50                     08/01/03     1,232,350
                                                                                            ------------
              FOOD DISTRIBUTORS (0.8%)
     1,300    Fleming Companies, Inc. (Series B)......  10.625                    07/31/07     1,092,000
       800    Volume Services America Inc.............  11.25                     03/01/09       732,000
                                                                                            ------------
                                                                                               1,824,000
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON            MATURITY
THOUSANDS                                                        RATE              DATE       VALUE
--------------------------------------------------------------------------------------------------------
              HOTELS/RESORTS (4.4%)
 $   9,000    Epic Resorts LLC (Series B).............  13.00%                    06/15/05  $  5,400,000
     7,210    Resort At Summerlin (Series B)..........  13.00                     12/15/07     4,686,532
                                                                                            ------------
                                                                                              10,086,532
                                                                                            ------------
              INDUSTRIAL SPECIALTIES (1.8%)
     1,650    Indesco International Inc...............   9.75                     04/15/08       610,500
     1,000    International Wire Group, Inc...........  11.75                     06/01/05     1,005,000
     3,000    Outsourcing Services Group, Inc.
                (Series B)............................  10.875                    03/01/06     2,400,000
                                                                                            ------------
                                                                                               4,015,500
                                                                                            ------------
              INTERNET SERVICES (0.5%)
     1,200    PSINet Inc..............................  11.00                     08/01/09     1,122,000
                                                                                            ------------
              MEDICAL SPECIALTIES (1.5%)
     5,100    Mediq Inc./PRN Life Support Services
                Inc. (b)..............................  11.00                     06/01/08       510,000
     3,000    Universal Hospital Services, Inc.
                (issued 02/25/98).....................  10.25                     03/01/08     1,710,000
     2,000    Universal Hospital Services, Inc.
                (Issued 02/26/99).....................  10.25                     03/01/08     1,140,000
                                                                                            ------------
                                                                                               3,360,000
                                                                                            ------------
              MEDICAL/NURSING SERVICES (0.7%)
     2,500    Pediatric Services of America, Inc.
                (Series A)............................  10.00                     04/15/08     1,650,000
                                                                                            ------------
              MILITARY/GOV'T/TECHNICAL (0.4%)
     1,300    Loral Space & Communications Ltd........   9.50                     01/15/06       952,250
                                                                                            ------------
              MOVIES/ENTERTAINMENT (0.2%)
     1,700    Regal Cinemas, Inc......................   9.50                     06/01/08       408,000
                                                                                            ------------
              OFFICE EQUIPMENT/SUPPLIES (1.8%)
     6,500    Mosler, Inc.............................  11.00                     04/15/03     4,095,000
                                                                                            ------------
              OIL REFINING/MARKETING (0.0%)
     3,000    Transamerican Refining Corp.
                (Series B)(a)(b)......................  16.00                     06/30/03        37,500
                                                                                            ------------
              OTHER TELECOMMUNICATIONS (13.7%)
     6,500    Birch Telecom Inc.......................  14.00                     06/15/08     6,305,000
     3,000    DTI Holdings Inc. - (Series B)..........  12.50++                   03/01/08     1,290,000
     3,000    Esprit Telecom Group PLC (United
                Kingdom)..............................  11.50                     12/15/07     2,340,000
    16,520    Firstworld Communications, Inc..........  13.00++                   04/15/08     7,764,400
     1,300    Globenet Comm Group Ltd. (Bermuda)......  13.00                     07/15/07     1,319,500
     1,500    Pac-West Telecom Inc. (Series B)........  13.50                     02/01/09     1,515,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON            MATURITY
THOUSANDS                                                        RATE              DATE       VALUE
--------------------------------------------------------------------------------------------------------
 $   2,500    Primus Telecommunication Group, Inc.
                (Series B)............................   9.875%                   05/15/08  $  1,875,000
     1,300    Versatel Telecom International NV
                (Netherlands).........................  13.25                     05/15/08     1,326,000
     3,031    Viatel Inc..............................  11.25                     04/15/08     2,273,250
     5,000    World Access, Inc (c)...................  13.25                     01/15/08     4,250,000
     1,300    Worldwide Fiber Inc. - (Canada).........  12.00                     08/01/09     1,235,000
                                                                                            ------------
                                                                                              31,493,150
                                                                                            ------------
              PACKAGE GOODS/COSMETICS (1.0%)
     2,419    J.B. Williams Holdings, Inc.............  12.00                     03/01/04     2,394,810
                                                                                            ------------
              PRINTING/FORMS (0.1%)
     2,500    Premier Graphics Inc. (b)...............  11.50                     12/01/05       175,000
                                                                                            ------------
              RESTAURANTS (3.5%)
    20,351    American Restaurant Group Holdings,
                Inc. - 144A*(c).......................   0.00                     12/15/05     5,291,338
     5,000    FRD Acquisition Corp. (Series B)........  12.50                     07/15/04     1,800,000
     1,300    Friendly Ice Cream Corp.................  10.50                     12/01/07     1,040,000
                                                                                            ------------
                                                                                               8,131,338
                                                                                            ------------
              RETAIL - SPECIALTY (0.6%)
     1,375    Pantry, Inc.............................  10.25                     10/15/07     1,302,812
                                                                                            ------------
              SPECIALTY FOODS/CANDY (2.7%)
    43,678    SFAC New Holdings Inc. (c)..............  13.00++                   06/15/09     6,114,941
                                                                                            ------------
              TELECOMMUNICATION EQUIPMENT (0.9%)
     1,500    SBA Communications Corp.................  12.00++                   03/01/08     1,057,500
     1,500    Spectrasite Holdings, Inc...............  12.00++                   07/15/08       990,000
                                                                                            ------------
                                                                                               2,047,500
                                                                                            ------------
              TELECOMMUNICATIONS (10.9%)
     1,200    CapRock Communications Corp.............  11.50                     05/01/09     1,080,000
     1,400    CapRock Communications Corp.
                (Series B)............................  12.00                     07/15/08     1,288,000
     1,500    Covad Communications Group, Inc.........  12.50                     02/15/09     1,275,000
     5,000    e. Spire Communications, Inc............  13.75                     07/15/07     2,750,000
     1,500    Focal Communications, Corp.
                (Series B)............................  12.125++                  02/15/08     1,005,000
     1,800    GST Equipment Funding, Inc. (a).........  13.25                     05/01/07     1,026,000
     1,300    Hyperion Telecommunication, Inc.
                (Series B)............................  12.25                     09/01/04     1,352,000
    28,500    In-Flight Phone Corp.
                (Series B) (a)(b).....................  14.00                     05/15/02     2,565,000
     1,300    Level 3 Communications, Inc.............   9.125                    05/01/08     1,166,750
     1,000    MGC Communications Inc. - 144A*.........  13.00                     04/01/10       940,000
     1,300    NEXTLINK Communications, Inc............   9.00                     03/15/08     1,192,750
     4,000    Onepoint Communications Corp............  14.50                     06/01/08     2,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                       COUPON            MATURITY
THOUSANDS                                                        RATE              DATE       VALUE
--------------------------------------------------------------------------------------------------------
 $   5,400    Rythms Netconnections, Inc..............  12.75%                    04/15/09  $  3,780,000
     1,200    Startec Global Communications Corp......  12.00                     05/15/08       960,000
     3,000    Talton Holdings, Inc. - (Series B)......  11.00                     06/30/07     2,550,000
                                                                                            ------------
                                                                                              24,930,500
                                                                                            ------------
              WIRELESS COMMUNICATIONS (12.1%)
    11,375    Advanced Radio Telecom Corp.............  14.00                     02/15/07    10,010,000
     1,800    AMSC Acquisition Co., Inc.
                (Series B)............................  12.25                     04/01/08     1,404,000
       900    Arch Escrow Corp........................  13.75                     04/15/08       738,000
    19,000    Cellnet Data Systems Inc. (a)...........  14.00++                   10/01/07     1,330,000
     3,000    Globalstar LP/Capital Corp..............  10.75                     11/01/04       862,500
     3,300    Orbcomm Global LP/Capital Corp.
                (Series B)............................  14.00                     08/15/04     2,574,000
     5,040    Paging Network, Inc. (b)................  10.125                    08/01/07     2,116,800
     6,400    Paging Network, Inc. (b)................  10.00                     10/15/08     2,688,000
     4,500    USA Mobile Communications Holdings,
                Inc...................................  14.00                     11/01/04     3,780,000
     2,400    Winstar Communications, Inc. - 144A*....  12.75                     04/15/10     2,316,000
                                                                                            ------------
                                                                                              27,819,300
                                                                                            ------------

              TOTAL CORPORATE BONDS
              (IDENTIFIED COST $337,068,677)..............................................   215,000,397
                                                                                            ------------

 NUMBER OF
  SHARES
-----------
             COMMON STOCKS (D) (1.3%)
             CASINO/GAMBLING (0.0%)
      2,000  Fitzgerald Gaming Corp...............................................................             2
                                                                                                    ------------
             CLOTHING/SHOE/ACCESSORY STORES (0.0%)
  1,310,596  County Seat Store Corp. (c)..........................................................        11,795
                                                                                                    ------------
             ENTERTAINMENT & LEISURE (0.6%)
    444,351  Premier Holdings Inc. (c)............................................................     1,333,053
                                                                                                    ------------
             HOTELS/RESORTS (0.0%)
      2,000  Motels of America, Inc. - 144A*......................................................           500
     71,890  Vagabond Inns, Inc. (Class D) (a)....................................................            72
                                                                                                    ------------
                                                                                                             572
                                                                                                    ------------
             MEDICAL/NURSING SERVICES (0.0%)
    418,663  Raintree Healthcare Corp. (c)........................................................         3,768
                                                                                                    ------------
             MOTOR VEHICLES (0.0%)
         87  Northern Holdings Industrial Corp.*(c)...............................................       --
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             OTHER TELECOMMUNICATIONS (0.7%)
     33,335  Versatel Telecom International NV (ADR) (Netherlands)................................  $  1,437,572
     15,710  World Access, Inc (c)................................................................       172,810
                                                                                                    ------------
                                                                                                       1,610,382
                                                                                                    ------------
             RESTAURANTS (0.0%)
      7,750  American Restaurant Group Holdings, Inc. - 144A*.....................................         1,937
                                                                                                    ------------
             SPECIALTY FOODS/CANDY (0.0%)
      2,375  SFAC New Holdings Inc. (c)...........................................................           594
    120,000  Specialty Foods Acquisition Corp. - 144A*............................................        30,000
                                                                                                    ------------
                                                                                                          30,594
                                                                                                    ------------
             TELECOMMUNICATION EQUIPMENT (0.0%)
    196,000  FWT Inc. (Class A) (c)...............................................................         1,960
                                                                                                    ------------
             TEXTILES (0.0%)
    298,461  U.S. Leather, Inc. (c)...............................................................         2,985
                                                                                                    ------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $29,935,529)........................................................     2,997,048
                                                                                                    ------------

PRINCIPAL
AMOUNT IN                                                                                   COUPON  MATURITY
THOUSANDS                                                                                    RATE     DATE
---------                                                                                   ------  --------
           CONVERTIBLE BOND (0.3%)
           HOTELS/RESORTS (0.3%)
  $742     Premier Cruises Ltd. (IDENTIFIED COST $742,000)................................  10.00+%  8/15/05       727,160
                                                                                                              ------------

 NUMBER OF
  SHARES
-----------
             PREFERRED STOCKS (0.6%)
             OIL REFINING/MARKETING (0.0%)
      5,266  Transamerica Refining Corp. (Conv.) (Class B)*.......................................            53
      2,896  Transamerica Refining Corp. (Conv.) (Class C)*.......................................            29
      7,635  Transamerica Refining Corp. (Conv.) (Class D)*.......................................            76
     15,797  Transamerica Refining Corp. (Conv.) (Class E)*.......................................           158
                                                                                                    ------------
                                                                                                             316
                                                                                                    ------------
             RESTAURANTS (0.2%)
      1,886  American Restaurant Group Holdings, Inc. (Series B)..................................       377,200
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION EQUIPMENT (0.4%)
  1,960,000  FWT Inc. (Series A) (c)..............................................................  $    980,000
                                                                                                    ------------

             TOTAL PREFERRED STOCKS
             (IDENTIFIED COST $9,661,155).........................................................     1,357,516
                                                                                                    ------------

 NUMBER OF                                                                              EXPIRATION
 WARRANTS                                                                                  DATE
-----------                                                                             ----------
             WARRANTS (D) (1.0%)
             AEROSPACE (0.0%)
      1,500  Sabreliner Corp. - 144A*.................................................   04/15/03         15,000
                                                                                                    ------------
             BROADCAST/MEDIA (0.0%)
     12,524  Next Generation Network, Inc. - 144A*....................................   02/01/08            125
                                                                                                    ------------
             CASINO/GAMBLING (0.0%)
    100,000  Aladdin Gaming Enterprises, Inc. - 144A*.................................   03/01/10          1,000
                                                                                                    ------------
             CONSUMER/BUSINESS SERVICES (0.0%)
     42,250  Comforce Corp. - 144A*...................................................   12/01/09         10,563
                                                                                                    ------------
             HOTELS/RESORTS (0.0%)
      9,000  Epic Resorts LLC - 144A*.................................................   06/15/05             90
      6,000  Resort At Summerlin - 144A*..............................................   12/15/07             60
                                                                                                    ------------
                                                                                                             150
                                                                                                    ------------
             OIL & GAS PRODUCTION (0.0%)
     39,665  Gothic Energy Corp. - 144A*..............................................   05/01/05             40
                                                                                                    ------------
             OIL REFINING/MARKETING (0.0%)
      3,000  Transamerican Refining Corp. - 144A*.....................................   06/30/03              3
                                                                                                    ------------
             OTHER TELECOMMUNICATIONS (0.7%)
      6,500  Birch Telecom Inc. - 144A*...............................................   06/15/08        357,500
     15,000  DTI Holdings Inc. - 144A*................................................   03/01/08            150
     16,520  Firstworld Communications, Inc. - 144A*..................................   04/15/08      1,239,000
                                                                                                    ------------
                                                                                                       1,596,650
                                                                                                    ------------
             RESTAURANTS (0.0%)
      1,500  American Restaurant Group Holdings, Inc. - 144A*.........................   08/15/08             15
                                                                                                    ------------
             TELECOMMUNICATIONS (0.0%)
      4,000  Onepoint Communications Corp. - 144A*....................................   06/01/08         80,000
      1,200  Startec Global Communications Corp. - 144A*..............................   05/15/08          4,200
                                                                                                    ------------
                                                                                                          84,200
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - HIGH YIELD PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

 NUMBER OF                                                                              EXPIRATION
 WARRANTS                                                                                  DATE        VALUE
----------------------------------------------------------------------------------------------------------------
             WIRELESS COMMUNICATIONS (0.3%)
      1,800  Motient Corp. - 144A*....................................................   04/01/08   $     72,000
     92,640  Star Choice Communications, Inc. - 144A* (Canada)........................   12/15/05        440,040
                                                                                                    ------------
                                                                                                         512,040
                                                                                                    ------------

             TOTAL WARRANTS
             (IDENTIFIED COST $464,744)...........................................................     2,219,786
                                                                                                    ------------

PRINCIPAL
AMOUNT IN                                                                                   COUPON  MATURITY
THOUSANDS                                                                                    RATE     DATE
---------                                                                                   ------  --------
           SHORT-TERM INVESTMENT (0.5%)
           REPURCHASE AGREEMENT
 $1,183    The Bank of New York (dated
             06/30/00; proceeds $1,183,850) (e) (IDENTIFIED COST $1,183,159)..............   7.00%  07/03/00     1,183,159
                                                                                                              ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $379,055,264) (F)..............................................   97.5%    223,485,066

OTHER ASSETS IN EXCESS OF LIABILITIES...........................................    2.5       5,615,040
                                                                                  -----   -------------

NET ASSETS......................................................................  100.0%  $ 229,100,106
                                                                                  -----   -------------
                                                                                  -----   -------------

---------------------

 ADR   American Depository Receipt
  *    Resale is restricted to qualified institutional investors.
  +    Payment-in-kind security.
 ++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
 ++ Consists of one or more class of securities traded together as a unit; bonds with attached warrants.
 (a)   Issuer in bankruptcy.
 (b)   Non-income producing security; bond in default.
 (c)   Acquired through exchange offer.
 (d)   Non-income producing securities.
 (e) Collateralized by $1,178,414 Federal Home Loan Bank 7.00% due 02/01/02 valued at $1,206,844.
 (f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,693,193 and the aggregate gross unrealized depreciation is $161,263,391, resulting in net unrealized depreciation of $155,570,198.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (88.1%)
           ELECTRIC UTILITIES (32.0%)
 270,000   AES Corp.*.............................................................................  $ 12,318,750
 140,000   Calpine Corp.*.........................................................................     9,205,000
 205,865   Cinergy Corp...........................................................................     5,236,691
 160,000   CMS Energy Corp........................................................................     3,540,000
 125,000   Consolidated Edison, Inc...............................................................     3,703,125
 200,000   Constellation Energy Group.............................................................     6,512,500
 135,000   CP&L, Inc..............................................................................     4,311,562
 337,500   DPL, Inc...............................................................................     7,403,906
 232,500   DQE, Inc...............................................................................     9,183,750
 140,000   DTE Energy Co..........................................................................     4,278,750
 141,216   Duke Energy Corp.......................................................................     7,961,052
 140,000   Edison International...................................................................     2,870,000
 220,000   Energy East Corp.......................................................................     4,193,750
 200,000   Entergy Corp...........................................................................     5,437,500
 200,000   FPL Group, Inc.........................................................................     9,900,000
 135,000   GPU, Inc...............................................................................     3,653,437
  75,000   Hawaiian Electric Industries, Inc......................................................     2,460,937
 400,000   IPALCO Enterprises, Inc................................................................     8,050,000
 305,000   Montana Power Co.......................................................................    10,770,312
 195,000   New Century Energies, Inc..............................................................     5,850,000
 280,000   NiSource Inc...........................................................................     5,215,000
 140,000   NRG Energy, Inc.*......................................................................     2,555,000
 195,000   Pinnacle West Capital Corp.............................................................     6,605,625
 160,000   Public Service Company of New Mexico...................................................     2,470,000
 115,000   Public Service Enterprise Group, Inc...................................................     3,981,875
 200,000   Reliant Energy, Inc....................................................................     5,912,500
 215,000   SCANA Corp.............................................................................     5,186,875
 120,500   Scottish Power PLC (ADR) (United Kingdom)..............................................     4,029,219
 265,000   Southern Co............................................................................     6,177,812
 161,500   TXU Corp...............................................................................     4,764,250
 200,000   Wisconsin Energy Corp..................................................................     3,962,500
                                                                                                    ------------
                                                                                                     177,701,678
                                                                                                    ------------
           ENERGY (11.5%)
 143,625   Burlington Resources, Inc..............................................................     5,493,656
 215,000   Dynegy, Inc. (Class A).................................................................    14,687,187
 230,460   El Paso Energy Corp....................................................................    11,739,056
 261,500   Enron Corp.............................................................................    16,866,750
 155,000   Questar Corp...........................................................................     3,003,125
 290,000   Williams Companies, Inc................................................................    12,089,375
                                                                                                    ------------
                                                                                                      63,879,149
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           TELECOMMUNICATIONS (44.6%)
 161,932   ALLTEL Corp............................................................................  $ 10,029,663
 253,177   AT&T Corp..............................................................................     8,006,723
 170,000   BCE, Inc. (Canada).....................................................................     4,048,125
 154,320   Bell Atlantic Corp.*...................................................................     7,841,385
 120,000   BroadWing Inc.*........................................................................     3,112,500
 190,000   Cable & Wireless PLC (ADR) (United Kingdom)............................................     9,511,875
 288,750   CenturyTel, Inc........................................................................     8,301,563
 760,000   Ericsson (L.M.) Telefonaktiebolaqet (ADR) (Sweden).....................................    15,200,000
 303,250   Global Crossing Ltd. (Bermuda)*........................................................     7,979,266
 140,000   Global Telesystems Group, Inc.*........................................................     1,688,750
 140,000   GTE Corp...............................................................................     8,715,000
  87,968   Lucent Technologies Inc................................................................     5,212,104
 120,000   MediaOne Group, Inc.*..................................................................     7,957,650
 140,000   Nextel Communications, Inc. (Class A)*.................................................     8,566,250
 266,965   Nortel Networks Corp. (Canada).........................................................    18,220,361
 311,508   Qwest Communications International, Inc.*..............................................    15,478,054
 215,000   RCN Corp.*.............................................................................     5,442,188
 298,946   SBC Communications, Inc................................................................    12,929,415
 215,000   Sprint Corp. (FON Group)...............................................................    10,965,000
 100,000   Sprint Corp. (PCS Group)*..............................................................     5,950,000
 130,000   Tele Danmark AS (ADR) (Denmark)........................................................     4,420,000
 120,000   Telecom Corp. of New Zealand Ltd. (ADR) (New Zealand)..................................     3,375,000
 160,000   Telefonos de Mexico S.A. (Series L) (ADR)..............................................     9,140,000
 100,000   Telephone & Data Systems, Inc..........................................................    10,025,000
 206,000   Telstra Corp. Ltd. (ADR) (Australia)...................................................     4,261,625
 112,867   U.S. West, Inc.........................................................................     9,678,345
 230,000   Vodafone AirTouch PLC (ADR) (United Kingdom)...........................................     9,530,625
  55,000   Voicestream Wireless Corp.*............................................................     6,397,188
 124,050   WinStar Communications, Inc.*..........................................................     4,202,194
 236,163   WorldCom, Inc.*........................................................................    10,833,978
                                                                                                    ------------
                                                                                                     247,019,827
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $266,540,293).........................................................   488,600,654
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (6.2%)
           ELECTRIC UTILITIES (3.3%)
$  2,250   Consumers Energy Co.
             6.875% due 03/01/18..................................................................  $  1,927,845
   2,000   Empresa Nacional de Electricidad (Chile)
             8.125% due 02/01/97..................................................................     1,562,500
   3,000   Indianapolis Power Co.
             7.05% due 02/01/24...................................................................     2,656,890
   1,500   Northern States Power Co.
             6.50% due 03/01/28...................................................................     1,272,735
   2,125   Public Service Electric & Gas Co.
             6.75% due 01/01/16...................................................................     1,909,079
   3,000   Public Service Electric & Gas Co.
             7.00% due 09/01/24...................................................................     2,609,910
   2,000   Southwestern Public Service
             8.50% due 02/15/25...................................................................     2,000,000
   5,000   Wisconsin Electric Power Co.
             7.125% due 03/15/16..................................................................     4,591,800
                                                                                                    ------------
                                                                                                      18,530,759
                                                                                                    ------------
           ENERGY (1.7%)
     500   CMS Panhandle Holding Co.
             7.00% due 07/15/29...................................................................       439,935
   3,000   Coastal Corp.
             7.75% due 10/15/35...................................................................     2,844,960
   2,000   Northern Border Pipeline
             7.75% due 09/01/09...................................................................     1,945,380
   2,000   Panhandle Eastern Corp.
             8.625% due 04/15/25..................................................................     2,118,080
   2,000   Sempra Energy
             7.95% due 03/01/10...................................................................     2,022,820
                                                                                                    ------------
                                                                                                       9,371,175
                                                                                                    ------------
           TELECOMMUNICATIONS (1.2%)
   2,000   360 DEG. Communications Co. 6.65% due 01/15/08.........................................     1,851,920
   2,000   GTE Corp.
             7.90% due 02/01/27...................................................................     1,894,440
     500   LCI International, Inc.
             7.25% due 06/15/07...................................................................       482,155
   2,000   Sprint Corp.
             9.25% due 04/15/22...................................................................     2,200,600
                                                                                                    ------------
                                                                                                       6,429,115
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $36,719,188)..........................................................    34,331,049
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           U.S. GOVERNMENT AGENCY (0.2%)
$     50   Tennessee Valley Authority 8.00% due 03/31/45
             (IDENTIFIED COST $1,250,000).........................................................  $  1,231,250
                                                                                                    ------------


          SHORT-TERM INVESTMENTS (5.3%)
          U.S. GOVERNMENT AGENCY (A) (5.3%)
  29,050  Federal Home Loan Banks 6.57% due 07/03/00 (AMORTIZED COST $29,039,397).................    29,039,397
                                                                                                    ------------

          REPURCHASE AGREEMENT (0.0%)
     106  The Bank of New York
          7.00% due 07/03/00
          (dated 06/30/00; proceeds
          $106,131) (b) (IDENTIFIED COST $106,069)................................................       106,069
                                                                                                    ------------

          TOTAL SHORT-TERM INVESTMENTS
          (IDENTIFIED COST $29,145,466)...........................................................    29,145,466
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $333,654,947) (C)........................................................   99.8%    553,308,419

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.2       1,202,334
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 554,510,753
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $105,254 Federal Home Loan Bank 6.75% due 02/01/02 valued at $108,192.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $233,391,099 and the aggregate gross unrealized depreciation is $13,737,627, resulting in net unrealized appreciation of $219,653,472.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                               VALUE
----------------------------------------------------------------------------------------------
           COMMON STOCKS AND RIGHTS (46.9%)
           AUTO PARTS: O.E.M. (2.2%)
  49,000   Delphi Automotive Systems Corp. ......................................  $   713,562
  14,500   Johnson Controls, Inc.................................................      744,043
                                                                                   -----------
                                                                                     1,457,605
                                                                                   -----------
           BUILDING MATERIALS (1.1%)
  17,500   Vulcan Materials Co. .................................................      747,031
                                                                                   -----------
           CELLULAR TELEPHONE (0.0%)
     688   Leap Wireless International, Inc.*....................................       32,293
                                                                                   -----------
           CONSUMER ELECTRONICS/APPLIANCES (1.0%)
  13,500   Whirlpool Corp. ......................................................      629,437
                                                                                   -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.0%)
  21,500   Rockwell International Corp...........................................      677,250
                                                                                   -----------
           DIVERSIFIED MANUFACTURING (1.1%)
  21,000   Honeywell International, Inc..........................................      707,437
                                                                                   -----------
           ELECTRIC UTILITIES (4.8%)
  17,500   Dominion Resources, Inc...............................................      750,312
  17,000   FPL Group, Inc........................................................      841,500
  28,000   Reliant Energy, Inc...................................................      827,750
  37,000   TECO Energy, Inc......................................................      742,312
                                                                                   -----------
                                                                                     3,161,874
                                                                                   -----------
           ELECTRICAL PRODUCTS (1.3%)
  14,000   Emerson Electric Co. .................................................      845,250
                                                                                   -----------
           FINANCE COMPANIES (1.1%)
  13,300   Fannie Mae............................................................      694,094
                                                                                   -----------
           FOOD CHAINS (1.1%)
  22,000   Albertson's, Inc......................................................      731,500
                                                                                   -----------
           FOOD DISTRIBUTORS (1.1%)
  37,000   Supervalu, Inc........................................................      705,312
                                                                                   -----------
           LIFE INSURANCE (1.2%)
  22,000   Lincoln National Corp.................................................      794,750
                                                                                   -----------
           MAJOR BANKS (2.4%)
  15,500   Bank of America Corp. ................................................      666,500
  19,500   Chase Manhattan Corp. (The)...........................................      898,219
                                                                                   -----------
                                                                                     1,564,719
                                                                                   -----------
           MAJOR CHEMICALS (2.1%)
  23,000   Dow Chemical Co.......................................................      694,312
  20,500   Rohm & Haas Co. ......................................................      707,250
                                                                                   -----------
                                                                                     1,401,562
                                                                                   -----------
           MAJOR PHARMACEUTICALS (1.4%)
  18,000   Schering-Plough Corp..................................................      909,000
                                                                                   -----------
NUMBER OF
 SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (3.1%)
  21,000   AT&T Corp. ...........................................................  $   664,125
  14,000   Bell Atlantic Corp....................................................      711,375
  10,500   GTE Corp..............................................................      653,625
                                                                                   -----------
                                                                                     2,029,125
                                                                                   -----------
           MEAT/POULTRY/FISH (1.0%)
  36,000   ConAgra, Inc. ........................................................      686,250
                                                                                   -----------
           MOTOR VEHICLES (1.1%)
  16,500   Ford Motor Co.........................................................      709,500
                                                                                   -----------
           OFFICE EQUIPMENT/SUPPLIES (1.2%)
  38,000   Xerox Corp............................................................      788,500
                                                                                   -----------
           OIL & GAS PRODUCTION (1.2%)
  13,000   Kerr-McGee Corp.......................................................      766,188
                                                                                   -----------
           OIL REFINING/MARKETING (2.4%)
  23,000   Ashland, Inc..........................................................      806,438
  31,500   Ultramar Diamond Shamrock Corp. ......................................      781,594
                                                                                   -----------
                                                                                     1,588,032
                                                                                   -----------
           OTHER CONSUMER SERVICES (0.3%)
  20,000   Cendant Corp. (Rights)*...............................................      168,750
                                                                                   -----------
           PAINTS/COATINGS (1.1%)
  17,000   PPG Industries, Inc...................................................      753,313
                                                                                   -----------
           REAL ESTATE INVESTMENT TRUSTS (9.1%)
  22,000   Archstone Communities Trust...........................................      463,375
  10,000   Avalonbay Communities, Inc............................................      417,500
  13,500   Boston Properties, Inc................................................      521,438
  21,000   Duke-Weeks Realty Corp................................................      469,875
  18,000   Equity Office Properties Trust........................................      496,125
   5,000   Equity Residential Properties Trust...................................      230,000
  16,000   First Industrial Realty Trust, Inc....................................      472,000
  27,000   Healthcare Realty Trust, Inc. ........................................      460,688
  20,000   Mack-Cali Realty Corp.................................................      513,750
  24,000   MeriStar Hospitality Corp. ...........................................      504,000
  21,000   Reckson Associates Realty Corp. ......................................      498,750
  18,000   Simon Property Group, Inc. ...........................................      399,375
  14,000   Vornado Realty Trust..................................................      486,500
                                                                                   -----------
                                                                                     5,933,376
                                                                                   -----------
           RENTAL/LEASING COMPANIES (0.9%)
  31,000   Ryder System, Inc.....................................................      587,063
                                                                                   -----------
           SAVINGS & LOAN ASSOCIATIONS (1.3%)
  29,500   Washington Mutual, Inc. ..............................................      851,813
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
           TOBACCO (1.3%)
  32,000   Philip Morris Companies, Inc..........................................  $   850,000
                                                                                   -----------

           TOTAL COMMON STOCKS AND RIGHTS
           (IDENTIFIED COST $32,402,883).........................................   30,771,024
                                                                                   -----------
           CONVERTIBLE PREFERRED STOCKS (15.6%)
           AUTO PARTS: O.E.M. (0.0%)
  12,000   BTI Capital Trust
             $3.25 - 144A**......................................................        1,500
                                                                                   -----------
           BOOKS/MAGAZINES (1.3%)
  25,000   Reader's Digest Association, Inc $1.93................................      875,000
                                                                                   -----------
           CONTAINERS/PACKAGING (1.5%)
  20,000   Sealed Air Corp. (Series A) $2.00.....................................    1,012,500
                                                                                   -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.9%)
  28,000   Ingersoll-Rand Co. $1.69..............................................      570,500
                                                                                   -----------
           INTERNATIONAL BANKS (2.3%)
  30,200   National Australia Bank, Ltd. $1.97 (Australia) (Units)++.............      855,037
  19,500   WBK Strypes Trust $3.14...............................................      643,500
                                                                                   -----------
                                                                                     1,498,537
                                                                                   -----------
           INVESTMENT BANKERS/BROKERS/
           SERVICES (0.4%)
  15,940   Merrill Lynch & Co., Inc. $2.39 (exchangeable into IMC Global, Inc.
             common stock).......................................................      242,089
                                                                                   -----------
           MOVIES/ENTERTAINMENT (2.3%)
  34,000   Premier Parks, Inc. $4.05.............................................    1,513,000
                                                                                   -----------
           OIL REFINING/MARKETING (0.8%)
  50,000   Tesoro Petroleum Corp. $1.16..........................................      543,750
                                                                                   -----------
           OTHER TELECOMMUNICATIONS (0.8%)
  19,400   Metromedia International Group, Inc. $3.63............................      543,200
                                                                                   -----------
           PACKAGE GOODS/COSMETICS (1.7%)
  13,000   Estee Lauder Co. $3.81................................................    1,098,500
                                                                                   -----------
           RAILROADS (0.5%)
   7,400   Union Pacific Capital Trust $3.13.....................................      305,391
                                                                                   -----------
NUMBER OF
 SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
           REAL ESTATE INVESTMENT TRUSTS (1.7%)
   9,000   Equity Residential Properties Trust (Series E) $1.75..................  $   231,750
  30,000   SL Green Realty Corp. $2.00...........................................      849,375
                                                                                   -----------
                                                                                     1,081,125
                                                                                   -----------
           SMALLER BANKS (1.4%)
  30,000   CNB Capital Trust I $1.50.............................................      937,500
                                                                                   -----------

           TOTAL CONVERTIBLE PREFERRED STOCKS
           (IDENTIFIED COST $11,399,395).........................................   10,222,592
                                                                                   -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (31.1%)
           CONVERTIBLE BONDS (15.8%)
           ASSISTED LIVING SERVICES (0.1%)
 $   120   Emeritus Corp. - 144A**
             6.25% due 01/01/06............................................................       84,044
                                                                                             -----------
           AUTO PARTS: O.E.M. (0.4%)
     350   MascoTech, Inc. 4.50% due
             12/15/03......................................................................      264,250
                                                                                             -----------
           CABLE TELEVISION (1.0%)
     675   EchoStar Communications - 144A** 4.875% due 01/01/07............................      645,395
                                                                                             -----------
           CLOTHING/SHOE/ACCESSORY STORES (1.1%)
     790   Genesco Inc. 5.50% due
             04/15/05......................................................................      734,297
                                                                                             -----------
           DIVERSIFIED ELECTRONIC PRODUCTS (3.0%)
   2,000   SCI Systems, Inc. 3.00% due
             03/15/07......................................................................    1,960,840
                                                                                             -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
     460   Photronics Inc. 6.00% due
             06/01/04......................................................................      526,428
                                                                                             -----------
           INDUSTRIAL MACHINERY/COMPONENTS (0.3%)
     200   Thermo Fibertek, Inc. - 144A** 4.50% due 07/15/04...............................      166,354
                                                                                             -----------
           INTERNET SERVICES (3.4%)
   5,000   AT Home Corp. 0.525% due
             12/28/18......................................................................    2,260,100
                                                                                             -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - INCOME BUILDER PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           MAJOR U.S. TELECOMMUNICATIONS (3.4%)
 $   800   Bell Atlantic Financial Service - 144A** (exchangeable into Cable & Wireless
             Communications common stock) 4.25% due 09/15/05...............................  $   974,000
   1,300   Bell Atlantic Financial Service - 144A** (exchangeable into Telecom Corporation
             of New Zealand common stock) 5.75% due 04/01/03...............................    1,265,875
                                                                                             -----------
                                                                                               2,239,875
                                                                                             -----------
           OTHER TELECOMMUNICATIONS (2.3%)
   2,000   Efficient Networks, Inc. - 144A** 5.00% due 03/15/05............................    1,500,000
                                                                                             -----------

           TOTAL CONVERTIBLE BONDS
           (IDENTIFIED COST $10,311,238)...................................................   10,381,583
                                                                                             -----------


           NON-CONVERTIBLE BONDS (15.3%)
           BROADCASTING (2.5%)
     600   EZ Communications, Inc. 9.75% due 12/01/05......................................      634,056
   1,000   Young Broadcasting Corp. 11.75% due 11/15/04....................................    1,005,000
                                                                                             -----------
                                                                                               1,639,056
                                                                                             -----------
           BUILDING MATERIALS (0.8%)
     500   USG Corp. (Series B) 9.25%
             due 09/15/01..................................................................      507,975
                                                                                             -----------
           MANAGED HEALTH CARE (1.0%)
     700   Healthsouth Corp.
             9.50% due 04/01/01............................................................      701,750
                                                                                             -----------
           METALS FABRICATIONS (1.0%)
     600   Ivaco, Inc. (Canada) 11.50% due 09/15/05........................................      636,000
                                                                                             -----------
           OTHER METALS/MINERALS (3.9%)
   2,500   Cyprus Amax Minerals Inc.
             10.125% due 04/01/02..........................................................    2,588,425
                                                                                             -----------
           OTHER TELECOMMUNICATIONS (1.9%)
   1,150   Sprint Spectrum L.P. 11.00%
             due 08/15/06..................................................................    1,247,451
                                                                                             -----------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           SPECIALTY CHEMICALS (2.9%)
 $ 1,875   Huntsman Polymers Corp.
             11.75% due 12/01/04...........................................................  $ 1,903,125
                                                                                             -----------
           TEXTILES (1.3%)
     862   Dan River, Inc. 10.125% due
             12/15/03......................................................................      836,140
                                                                                             -----------

           TOTAL NON-CONVERTIBLE BONDS
           (IDENTIFIED COST $10,693,832)...................................................   10,059,922
                                                                                             -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $21,005,070)...................................................   20,441,505
                                                                                             -----------


           SHORT-TERM INVESTMENT (A) (6.0%)
           U.S. GOVERNMENT AGENCY
   3,950   Federal Home Loans Banks 6.57% due 07/03/00 (AMORTIZED COST $3,948,558).................    3,948,558
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $68,755,906) (B)..........................................................   99.6%    65,383,679

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.4        290,790
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 65,674,469
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 *   Non-income producing securities.
**   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,948,287 and the aggregate gross unrealized depreciation is $6,320,514, resulting in net unrealized depreciation of $3,372,227.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (98.6%)
            AEROSPACE (2.6%)
   590,000  Goodrich (B.F.) Co. (The)...........................................................  $   20,096,875
   340,000  United Technologies Corp............................................................      20,017,500
                                                                                                  --------------
                                                                                                      40,114,375
                                                                                                  --------------
            ALUMINUM (2.6%)
   670,000  Alcan Aluminium, Ltd. (Canada)......................................................      20,770,000
   690,000  Alcoa, Inc..........................................................................      20,010,000
                                                                                                  --------------
                                                                                                      40,780,000
                                                                                                  --------------
            APPAREL (1.3%)
   815,000  VF Corp.............................................................................      19,407,187
                                                                                                  --------------
            AUTO PARTS: O.E.M. (4.8%)
   830,000  Dana Corp...........................................................................      17,585,625
 1,280,000  Delphi Automotive Systems Corp......................................................      18,640,000
   365,000  Johnson Controls, Inc...............................................................      18,729,062
   440,000  TRW Inc.............................................................................      19,085,000
    54,992  Visteon Corp.*......................................................................         666,778
                                                                                                  --------------
                                                                                                      74,706,465
                                                                                                  --------------
            AUTOMOTIVE AFTERMARKET (1.1%)
   830,000  Goodyear Tire & Rubber Co...........................................................      16,600,000
                                                                                                  --------------
            BEVERAGES - NON-ALCOHOLIC (2.7%)
   345,000  Coca Cola Co........................................................................      19,815,937
   475,000  PepsiCo, Inc........................................................................      21,107,812
                                                                                                  --------------
                                                                                                      40,923,749
                                                                                                  --------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.4%)
   540,000  Caterpillar, Inc....................................................................      18,292,500
   485,000  Deere & Co..........................................................................      17,945,000
                                                                                                  --------------
                                                                                                      36,237,500
                                                                                                  --------------
            CONSUMER ELECTRONICS/APPLIANCES (1.1%)
   375,000  Whirlpool Corp......................................................................      17,484,375
                                                                                                  --------------
            DEPARTMENT STORES (1.3%)
   600,000  Sears, Roebuck & Co.................................................................      19,575,000
                                                                                                  --------------
            DISCOUNT CHAINS (1.4%)
   360,000  Target Corp.........................................................................      20,880,000
                                                                                                  --------------
            DIVERSIFIED FINANCIAL SERVICES (1.3%)
   215,000  Providian Financial Corp............................................................      19,350,000
                                                                                                  --------------
NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING (3.9%)
   575,000  Honeywell International, Inc........................................................  $   19,370,312
   235,000  Minnesota Mining & Manufacturing Co.................................................      19,387,500
   440,000  Tyco International Ltd. (Bermuda)...................................................      20,845,000
                                                                                                  --------------
                                                                                                      59,602,812
                                                                                                  --------------
            E.D.P. SERVICES (1.3%)
   480,000  Electronic Data Systems Corp........................................................      19,800,000
                                                                                                  --------------
            ELECTRIC UTILITIES (6.4%)
   455,923  Dominion Resources, Inc.............................................................      19,547,699
   420,000  FPL Group, Inc......................................................................      20,790,000
   690,000  GPU, Inc............................................................................      18,673,125
   685,000  Reliant Energy, Inc.................................................................      20,250,312
   505,000  Unicom Corp.........................................................................      19,537,187
                                                                                                  --------------
                                                                                                      98,798,323
                                                                                                  --------------
            ELECTRONIC DATA PROCESSING (2.6%)
   170,000  Hewlett-Packard Co..................................................................      21,228,750
   175,000  International Business Machines Corp................................................      19,173,437
                                                                                                  --------------
                                                                                                      40,402,187
                                                                                                  --------------
            FINANCE COMPANIES (3.7%)
   860,000  Associates First Capital Corp. (Class A)............................................      19,188,750
   345,500  Fannie Mae..........................................................................      18,030,781
   470,000  Household International, Inc........................................................      19,534,375
                                                                                                  --------------
                                                                                                      56,753,906
                                                                                                  --------------
            FOOD CHAINS (1.5%)
   600,000  Albertson's, Inc....................................................................      19,950,000
   186,700  Winn-Dixie Stores, Inc..............................................................       2,672,144
                                                                                                  --------------
                                                                                                      22,622,144
                                                                                                  --------------
            FOOD DISTRIBUTORS (2.7%)
 1,030,000  Supervalu, Inc......................................................................      19,634,375
   515,000  SYSCO Corp..........................................................................      21,694,375
                                                                                                  --------------
                                                                                                      41,328,750
                                                                                                  --------------
            FOREST PRODUCTS (1.2%)
   425,000  Weyerhaeuser Co.....................................................................      18,275,000
                                                                                                  --------------
            INTEGRATED OIL COMPANIES (3.9%)
   355,000  BP Amoco PLC (ADR)..................................................................      20,079,687

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
   255,000  Exxon Mobil Corp....................................................................  $   20,017,500
   330,000  Royal Dutch Petroleum Co. (ADR) (Netherlands).......................................      20,315,625
                                                                                                  --------------
                                                                                                      60,412,812
                                                                                                  --------------
            LIFE INSURANCE (3.8%)
   560,000  Aegon N.V. (ARS) (Netherlands)......................................................      19,950,000
   325,000  Jefferson-Pilot Corp................................................................      18,342,188
   555,000  Lincoln National Corp...............................................................      20,049,375
                                                                                                  --------------
                                                                                                      58,341,563
                                                                                                  --------------
            MAJOR BANKS (3.4%)
   400,000  Bank of America Corp................................................................      17,200,000
 1,020,000  KeyCorp.............................................................................      17,977,500
   160,000  Morgan (J.P.) & Co., Inc............................................................      17,620,000
                                                                                                  --------------
                                                                                                      52,797,500
                                                                                                  --------------
            MAJOR CHEMICALS (2.3%)
   605,000  Dow Chemical Co.....................................................................      18,263,438
   405,000  Du Pont (E.I.) de Nemours & Co., Inc................................................      17,718,750
                                                                                                  --------------
                                                                                                      35,982,188
                                                                                                  --------------
            MAJOR PHARMACEUTICALS (5.3%)
   350,000  American Home Products Corp.........................................................      20,562,500
   360,000  Bristol-Myers Squibb Co.............................................................      20,970,000
   380,000  Pharmacia Corp......................................................................      19,641,250
   420,000  Schering-Plough Corp................................................................      21,210,000
                                                                                                  --------------
                                                                                                      82,383,750
                                                                                                  --------------
            MAJOR U.S. TELECOMMUNICATIONS (2.4%)
   365,000  Bell Atlantic Corp..................................................................      18,546,563
   295,000  GTE Corp............................................................................      18,363,750
                                                                                                  --------------
                                                                                                      36,910,313
                                                                                                  --------------
            MANAGED HEALTH CARE (1.3%)
   305,000  Aetna Inc...........................................................................      19,577,188
                                                                                                  --------------
            MOTOR VEHICLES (3.7%)
   385,000  DaimlerChrysler AG (Germany)........................................................      20,044,063
   420,000  Ford Motor Co.......................................................................      18,060,000
   305,000  General Motors Corp.................................................................      17,709,063
                                                                                                  --------------
                                                                                                      55,813,126
                                                                                                  --------------
            MULTI-SECTOR COMPANIES (1.4%)
   420,000  General Electric Co.................................................................      22,260,000
                                                                                                  --------------
NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            OFFICE EQUIPMENT/SUPPLIES (2.6%)
   505,000  Pitney Bowes, Inc...................................................................  $   20,200,000
   960,000  Xerox Corp..........................................................................      19,920,000
                                                                                                  --------------
                                                                                                      40,120,000
                                                                                                  --------------
            OIL & GAS PRODUCTION (1.3%)
   350,000  Kerr-McGee Corp.....................................................................      20,628,125
                                                                                                  --------------
            OIL REFINING/MARKETING (2.5%)
   675,000  Sunoco, Inc.........................................................................      19,870,313
   755,000  USX-Marathon Group..................................................................      18,922,188
                                                                                                  --------------
                                                                                                      38,792,501
                                                                                                  --------------
            OIL/GAS TRANSMISSION (2.5%)
   400,000  El Paso Energy Corp.................................................................      20,375,000
   280,000  Enron Corp..........................................................................      18,060,000
                                                                                                  --------------
                                                                                                      38,435,000
                                                                                                  --------------
            OTHER METALS/MINERALS (1.2%)
   510,000  Phelps Dodge Corp...................................................................      18,965,625
                                                                                                  --------------
            PACKAGE GOODS/COSMETICS (4.1%)
   500,000  Avon Products, Inc..................................................................      22,250,000
   370,000  Kimberly-Clark Corp.................................................................      21,228,750
   345,000  Procter & Gamble Co.................................................................      19,751,250
                                                                                                  --------------
                                                                                                      63,230,000
                                                                                                  --------------
            PACKAGED FOODS (1.3%)
   275,000  Quaker Oats Company (The)...........................................................      20,659,375
                                                                                                  --------------
            PAINTS/COATINGS (1.2%)
   430,000  PPG Industries, Inc.................................................................      19,054,375
                                                                                                  --------------
            PAPER (2.3%)
   600,000  International Paper Co..............................................................      17,887,500
   700,000  Mead Corp...........................................................................      17,675,000
                                                                                                  --------------
                                                                                                      35,562,500
                                                                                                  --------------
            PHOTOGRAPHIC PRODUCTS (1.3%)
   340,000  Eastman Kodak Co....................................................................      20,230,000
                                                                                                  --------------
            RAILROADS (2.5%)
   830,000  Burlington Northern Santa Fe Corp...................................................      19,038,125
   910,000  CSX Corp............................................................................      19,280,625
                                                                                                  --------------
                                                                                                      38,318,750
                                                                                                  --------------
            RENTAL/LEASING COMPANIES (1.1%)
   910,000  Ryder System, Inc...................................................................      17,233,125
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
            SEMICONDUCTORS (1.3%)
   152,000  Intel Corp..........................................................................  $   20,311,000
                                                                                                  --------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $1,619,309,954)....................................................   1,519,660,589
                                                                                                  --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (A) (1.3%)
            U.S. GOVERNMENT AGENCY
$   19,200  Federal Home Loan Banks 6.57% due 07/03/00 (AMORTIZED COST $19,192,992).............      19,192,992
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,638,502,946) (B)....................................................   99.9%    1,538,853,581

OTHER ASSETS IN EXCESS OF LIABILITIES...................................................    0.1         1,845,508
                                                                                          -----   ---------------

NET ASSETS..............................................................................  100.0%  $ 1,540,699,089
                                                                                          -----   ---------------
                                                                                          -----   ---------------

---------------------

ADR  American Depository Receipt.
ARS  American Registered Shares.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $141,093,631 and the aggregate gross unrealized depreciation is $240,742,996, resulting in net unrealized depreciation of $99,649,365.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (90.4%)
           AEROSPACE (0.8%)
  30,000   Goodrich (B.F.) Co. (The)..............................................................  $  1,021,875
   7,500   United Technologies Corp...............................................................       441,562
                                                                                                    ------------
                                                                                                       1,463,437
                                                                                                    ------------
           AIRLINES (0.6%)
  40,000   AMR Corp.*.............................................................................     1,057,500
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (0.9%)
  60,000   Pepsi Bottling Group, Inc. (The).......................................................     1,751,250
                                                                                                    ------------
           BROADCASTING (1.5%)
  20,000   Clear Channel Communications, Inc.*....................................................     1,500,000
  40,000   Westwood One, Inc.*....................................................................     1,365,000
                                                                                                    ------------
                                                                                                       2,865,000
                                                                                                    ------------
           CABLE TELEVISION (0.5%)
  15,000   Cablevision Systems Corp. (Class A)*...................................................     1,018,125
                                                                                                    ------------
           CATALOG/SPECIALTY DISTRIBUTION (0.2%)
   6,000   CDW Computer Centers, Inc.*............................................................       375,000
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (2.0%)
  60,000   Cisco Systems, Inc.*...................................................................     3,813,750
                                                                                                    ------------
           COMPUTER SOFTWARE (4.0%)
  12,500   Mercury Interactive Corp.*.............................................................     1,209,375
  40,000   Microsoft Corp.*.......................................................................     3,197,500
  40,000   Oracle Corp.*..........................................................................     3,360,000
                                                                                                    ------------
                                                                                                       7,766,875
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.2%)
  13,500   Caterpillar, Inc.......................................................................       457,312
                                                                                                    ------------
           CONTRACT DRILLING (2.9%)
  25,000   ENSCO International Inc................................................................       895,312
  30,000   Marine Drilling Companies, Inc.*.......................................................       840,000
  25,000   Noble Drilling Corp.*..................................................................     1,029,687
  50,000   Rowan Companies, Inc.*.................................................................     1,518,750
  25,000   Transocean Sedco Forex Inc.*...........................................................     1,335,937
                                                                                                    ------------
                                                                                                       5,619,686
                                                                                                    ------------
           DISCOUNT CHAINS (0.3%)
  10,000   Wal-Mart Stores, Inc...................................................................       576,250
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED ELECTRONIC PRODUCTS (2.0%)
   1,100   Exfo Electro-Optical Engineering Inc. (Canada)*........................................  $     48,262
  15,000   JDS Uniphase Corp.*....................................................................     1,797,187
 125,000   Sensormatic Electronics Corp.*.........................................................     1,976,562
                                                                                                    ------------
                                                                                                       3,822,011
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (2.9%)
  75,000   AXA Financial, Inc.....................................................................     2,550,000
  50,000   Citigroup, Inc.........................................................................     3,012,500
                                                                                                    ------------
                                                                                                       5,562,500
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (1.2%)
  10,000   Dover Corp.............................................................................       405,625
  40,000   Tyco International Ltd. (Bermuda)......................................................     1,895,000
                                                                                                    ------------
                                                                                                       2,300,625
                                                                                                    ------------
           E.D.P. PERIPHERALS (0.2%)
   6,000   Network Appliance, Inc.*...............................................................       482,625
                                                                                                    ------------
           ELECTRIC UTILITIES (0.9%)
  25,000   Dynegy, Inc. (Class A).................................................................     1,707,812
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.7%)
  25,000   C&D Technologies, Inc.*................................................................     1,412,500
                                                                                                    ------------
           ELECTRONIC COMPONENTS (4.7%)
  26,400   Amphenol Corp. (Class A)*..............................................................     1,747,350
  25,000   Burr-Brown Corp.*......................................................................     2,167,187
  40,000   Flextronics International, Ltd. (Singapore)*...........................................     2,747,500
  25,000   Kemet Corp.*...........................................................................       626,562
  25,000   Sawtek, Inc.*..........................................................................     1,439,063
   8,000   Vishay Intertechnology, Inc.*..........................................................       303,500
                                                                                                    ------------
                                                                                                       9,031,162
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (1.5%)
  25,000   Compaq Computer Corp...................................................................       639,063
  25,000   Sun Microsystems, Inc.*................................................................     2,273,438
                                                                                                    ------------
                                                                                                       2,912,501
                                                                                                    ------------
           ELECTRONIC DISTRIBUTORS (0.6%)
  25,000   Arrow Electronics, Inc.*...............................................................       775,000
   5,000   Avnet, Inc.............................................................................       296,250
                                                                                                    ------------
                                                                                                       1,071,250
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (4.0%)
  25,000   Applied Materials, Inc.*...............................................................     2,265,625
  30,000   Cognex Corp.*..........................................................................     1,550,625
  40,000   Lam Research Corp.*....................................................................     1,500,000
  25,000   PRI Automation, Inc.*..................................................................     1,634,375
  10,000   Teradyne, Inc.*........................................................................       735,000
                                                                                                    ------------
                                                                                                       7,685,625
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ENGINEERING & CONSTRUCTION (0.4%)
  15,000   Quanta Services, Inc.*.................................................................  $    825,000
                                                                                                    ------------
           FINANCE COMPANIES (1.3%)
  35,000   Capital One Financial Corp.............................................................     1,561,875
  30,000   CompuCredit Corp.*.....................................................................       896,250
                                                                                                    ------------
                                                                                                       2,458,125
                                                                                                    ------------
           FOOD CHAINS (1.2%)
 100,000   Kroger Co.*............................................................................     2,206,250
                                                                                                    ------------
           GENERIC DRUGS (2.2%)
  20,000   Alpharma Inc. (Class A)................................................................     1,245,000
  70,000   Ivax Corp.*............................................................................     2,905,000
                                                                                                    ------------
                                                                                                       4,150,000
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (0.6%)
  40,000   HCA-The Healthcare Corp................................................................     1,215,000
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES (2.0%)
  50,000   Millipore Corp.........................................................................     3,768,750
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.8%)
  15,000   Marsh & McLennan Companies, Inc........................................................     1,566,563
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (2.2%)
  60,000   BP Amoco PLC (ADR)*....................................................................     3,393,750
  15,000   Murphy Oil Corp........................................................................       891,563
                                                                                                    ------------
                                                                                                       4,285,313
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.8%)
  40,000   Edwards (A.G.), Inc....................................................................     1,560,000
                                                                                                    ------------
           MAJOR BANKS (0.9%)
  15,000   Bank of America Corp...................................................................       645,000
  30,000   Wells Fargo & Co.......................................................................     1,162,500
                                                                                                    ------------
                                                                                                       1,807,500
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (4.0%)
  50,000   American Home Products Corp............................................................     2,937,500
  15,000   Lilly (Eli) & Co.......................................................................     1,498,125
  68,750   Pfizer Inc.............................................................................     3,300,000
                                                                                                    ------------
                                                                                                       7,735,625
                                                                                                    ------------
           MANAGED HEALTH CARE (1.7%)
  30,000   Aetna Inc..............................................................................     1,925,625
  25,000   Trigon Healthcare, Inc.*...............................................................     1,289,063
                                                                                                    ------------
                                                                                                       3,214,688
                                                                                                    ------------
           MEDIA CONGLOMERATES (1.8%)
  50,000   Viacom, Inc. (Class B)*................................................................     3,409,375
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDICAL SPECIALTIES (1.9%)
  40,000   Boston Scientific Corp.*...............................................................  $    877,500
  75,000   Cooper Companies, Inc..................................................................     2,728,125
                                                                                                    ------------
                                                                                                       3,605,625
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (0.8%)
  50,000   AmeriSource Health Corp. (Class A)*....................................................     1,550,000
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (0.5%)
  15,000   PerkinElmer, Inc.*.....................................................................       991,875
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.5%)
  25,000   American International Group, Inc......................................................     2,937,500
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (2.5%)
  35,000   Anixter International, Inc.*...........................................................       927,500
  50,000   Crane Co...............................................................................     1,215,625
  50,000   General Electric Co....................................................................     2,650,000
                                                                                                    ------------
                                                                                                       4,793,125
                                                                                                    ------------
           NATURAL GAS (0.8%)
  30,000   Equitable Resources, Inc...............................................................     1,447,500
                                                                                                    ------------
           OIL & GAS PRODUCTION (3.6%)
  40,000   Anardarko Petroleum Corp...............................................................     1,972,500
 100,000   Chesapeake Energy Corp.*...............................................................       775,000
  50,000   Newfield Exploration Co.*..............................................................     1,956,250
  40,000   Noble Affiliates, Inc..................................................................     1,490,000
  30,000   Pogo Producing Co......................................................................       663,750
                                                                                                    ------------
                                                                                                       6,857,500
                                                                                                    ------------
           OIL REFINING/MARKETING (1.4%)
  40,000   Tosco Corp.............................................................................     1,132,500
  50,000   Valero Energy Corp.....................................................................     1,587,500
                                                                                                    ------------
                                                                                                       2,720,000
                                                                                                    ------------
           OIL/GAS TRANSMISSION (0.6%)
  20,000   Coastal Corp...........................................................................     1,217,500
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (0.5%)
  25,000   Weatherford International, Inc.*.......................................................       995,313
                                                                                                    ------------
           OTHER PHARMACEUTICALS (2.3%)
  30,000   Elan Corp. PLC (ADR) (Ireland)*........................................................     1,453,125
  16,000   Forest Laboratories, Inc.*.............................................................     1,616,000
  25,000   Shire Pharmaceuticals Group PLC (ADR) (United Kingdom)*................................     1,296,875
                                                                                                    ------------
                                                                                                       4,366,000
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (1.2%)
  50,000   Avon Products, Inc.....................................................................     2,225,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - CAPITAL GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PRECISION INSTRUMENTS (1.5%)
  40,000   Tektronix, Inc.........................................................................  $  2,960,000
                                                                                                    ------------
           PRINTING/FORMS (0.3%)
  25,000   Donnelley (R.R.) & Sons Co.............................................................       564,063
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (2.8%)
  75,000   ACE, Ltd. (Bermuda)....................................................................     2,100,000
  20,000   Chubb Corp.............................................................................     1,230,000
  60,000   Everest Re Group, Ltd. (Bermuda).......................................................     1,972,500
                                                                                                    ------------
                                                                                                       5,302,500
                                                                                                    ------------
           RAILROADS (0.2%)
   5,000   Kansas City Southern Industries, Inc...................................................       443,438
                                                                                                    ------------
           R E I T - INDUSTRIAL/OFFICE (0.8%)
  25,000   Boston Properties, Inc.................................................................       965,625
  35,000   Cornerstone Properties, Inc............................................................       630,000
                                                                                                    ------------
                                                                                                       1,595,625
                                                                                                    ------------
           SAVINGS & LOAN ASSOCIATIONS (0.6%)
  30,000   Golden West Financial Corp.............................................................     1,224,375
                                                                                                    ------------
           SEMICONDUCTORS (8.2%)
  10,000   Analog Devices, Inc.*..................................................................       760,000
  25,000   Cypress Semiconductor Corp.*...........................................................     1,056,250
  10,000   Elantec Semiconductor, Inc.*...........................................................       696,250
  54,000   Fairchild Semiconductor Corp. (Class A)*...............................................     2,187,000
  50,000   Integrated Device Technology, Inc.*....................................................     3,000,000
  25,000   Intel Corp.............................................................................     3,340,625
  30,000   International Rectifier Corp.*.........................................................     1,680,000
  25,000   Linear Technology Corp.................................................................     1,596,875
  25,000   LSI Logic Corp.*.......................................................................     1,353,125
                                                                                                    ------------
                                                                                                      15,670,125
                                                                                                    ------------
           SHOE MANUFACTURING (0.4%)
  10,000   Timberland Co.*........................................................................       708,125
                                                                                                    ------------
           SPECIALTY CHEMICALS (0.2%)
  10,000   OM Group, Inc..........................................................................       440,000
                                                                                                    ------------
           SPECIALTY INSURERS (0.4%)
  15,000   MGIC Investment Corp...................................................................       682,500
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (3.4%)
  15,000   Comverse Technology, Inc.*.............................................................     1,395,000
  10,000   L-3 Communications Holdings, Inc.*.....................................................       570,625
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

  35,000   Nokia Oyj (ADR) (Finland)..............................................................  $  1,747,813
  40,000   Nortel Networks Corp. (Canada).........................................................     2,730,000
                                                                                                    ------------
                                                                                                       6,443,438
                                                                                                    ------------
           TELECOMMUNICATIONS (0.5%)
  75,000   Hellenic Telecommunication Organization S.A. (ADR) (Greece)*...........................       914,063
                                                                                                    ------------
           TOBACCO (1.0%)
  70,000   Philip Morris Companies, Inc...........................................................     1,859,375
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $152,094,691).........................................................   173,469,550
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (A) (7.8%)
           U.S. GOVERNMENT AGENCY
$ 14,900   Federal Home Loans Banks 6.57% due 07/03/00 (AMORTIZED COST $14,894,562)...............    14,894,562
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $166,989,253) (B)........................................................   98.2%    188,364,112

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.8       3,398,321
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 191,762,433
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $25,854,090 and the aggregate gross unrealized depreciation is $4,479,231, resulting in net unrealized appreciation of $21,374,859.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (96.6%)
            AUSTRALIA (2.6%)
            AIRLINES
   900,000  Quantas Airways Ltd...................................................  $  1,813,032
                                                                                    ------------
            CONTAINERS/PACKAGING
   550,000  Amcor Ltd.............................................................     1,914,680
                                                                                    ------------
            INTERNATIONAL BANKS
   250,000  Australia & New Zealand Banking Group Ltd. ...........................     1,908,690
                                                                                    ------------
            OIL & GAS PRODUCTION
   650,000  Santos Ltd. ..........................................................     1,971,866
                                                                                    ------------
            OTHER TELECOMMUNICATIONS
   425,000  Telstra Corp., Ltd. ..................................................     1,717,374
                                                                                    ------------
            PRECIOUS METALS
 3,000,000  Normandy Mining Ltd...................................................     1,609,200
                                                                                    ------------

            TOTAL AUSTRALIA.......................................................    10,934,842
                                                                                    ------------

            BELGIUM (0.8%)
            DIVERSIFIED FINANCIAL SERVICES
   115,000  Fortis (B Shares).....................................................     3,345,363
                                                                                    ------------

            CANADA (2.4%)
            ALUMINUM
    60,000  Alcan Aluminium Ltd...................................................     1,863,983
                                                                                    ------------
            INTERNATIONAL BANKS
    80,000  Toronto-Dominion Bank.................................................     1,945,026
                                                                                    ------------
            MULTI-SECTOR COMPANIES
   175,000  EdperBrascan Corp. (Class A)..........................................     2,056,460
                                                                                    ------------
            OIL/GAS TRANSMISSION
   108,400  Enbridge Inc..........................................................     2,273,128
                                                                                    ------------
            TELECOMMUNICATIONS
    75,000  Telus Corp. (Non-Voting)..............................................     1,998,210
                                                                                    ------------

            TOTAL CANADA..........................................................    10,136,807
                                                                                    ------------
            FRANCE (6.8%)
            AUTOMOTIVE AFTERMARKET
    85,000  Compagnie Generale des Etablissements Michelin (B Shares).............     2,726,578
                                                                                    ------------
            BUILDING MATERIALS
    34,500  Lafarge S.A...........................................................     2,680,242
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING
    22,500  Compagnie de Saint-Gobain.............................................  $  3,040,718
                                                                                    ------------
            INTERNATIONAL BANKS
    35,000  Banque Nationale de Paris.............................................     3,367,123
    60,000  Societe Generale (Series A)...........................................     3,607,632
                                                                                    ------------
                                                                                       6,974,755
                                                                                    ------------
            MULTI-LINE INSURANCE
    62,000  Assurances Generales de France........................................     3,275,214
                                                                                    ------------
            MULTI-SECTOR COMPANIES
    75,000  Compagnie Generale d'Industrie et de Participations...................     3,192,468
                                                                                    ------------
            OIL REFINING/MARKETING
    23,000  Total S.A. (B Shares).................................................     3,525,363
                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    55,000  Alcatel...............................................................     3,606,200
                                                                                    ------------

            TOTAL FRANCE..........................................................    29,021,538
                                                                                    ------------

            GERMANY (6.5%)
            APPAREL
    19,500  Hugo Boss AG (Pref.) .................................................     3,442,998
                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    22,000  Siemens AG (Registered Shares)........................................     3,306,996
                                                                                    ------------
            DIVERSIFIED MANUFACTURING
   100,000  MAN AG................................................................     3,058,852
                                                                                    ------------
            MAJOR CHEMICALS
    70,000  BASF AG...............................................................     2,836,000
    80,000  Bayer AG..............................................................     3,115,162
                                                                                    ------------
                                                                                       5,951,162
                                                                                    ------------
            MOTOR VEHICLES
    50,000  DaimlerChrylser AG....................................................     2,622,214
                                                                                    ------------
            MULTI-SECTOR COMPANIES
    65,000  E. ON AG .............................................................     3,188,650
   160,000  Thyssen Krupp AG......................................................     2,565,427
                                                                                    ------------
                                                                                       5,754,077
                                                                                    ------------
            SHOE MANUFACTURING
    57,000  Adidas-Salomon AG.....................................................     3,144,366
                                                                                    ------------

            TOTAL GERMANY.........................................................    27,280,665
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            HONG KONG (2.0%)
            REAL ESTATE
   210,000  Cheung Kong (Holdings) Ltd............................................  $  2,303,193
   325,000  Sun Hung Kai Properties Ltd...........................................     2,334,620
                                                                                    ------------
                                                                                       4,637,813
                                                                                    ------------
            TELECOMMUNICATIONS
   800,000  Cable & Wireless HKT Ltd..............................................     1,759,945
                                                                                    ------------
            UTILITIES
   475,000  CLP Holdings Ltd......................................................     2,211,796
                                                                                    ------------

            TOTAL HONG KONG.......................................................     8,609,554
                                                                                    ------------
            IRELAND (0.7%)
            INTERNATIONAL BANKS
   315,000  Allied Irish Banks PLC................................................     2,819,966
                                                                                    ------------

            ITALY (2.3%)
            CELLULAR TELEPHONE
   550,000  Telecom Italia Mobile SpA.............................................     2,766,328
                                                                                    ------------
            INTERNATIONAL BANKS
   225,000  San Paolo - IMI SpA ..................................................     3,992,017
                                                                                    ------------
            TELECOMMUNICATIONS
   465,000  Telecom Italia SpA....................................................     3,084,382
                                                                                    ------------

            TOTAL ITALY...........................................................     9,842,727
                                                                                    ------------
            JAPAN (14.2%)
            ALCOHOLIC BEVERAGES
   270,000  Kirin Brewery Co., Ltd................................................     3,375,000
                                                                                    ------------
            CELLULAR TELEPHONE
       115  NTT DoCoMo, Inc. .....................................................     3,113,679
                                                                                    ------------
            CONSUMER ELECTRONICS/APPLIANCES
   190,000  Sharp Corp............................................................     3,360,849
    33,000  Sony Corp.............................................................     3,082,075
                                                                                    ------------
                                                                                       6,442,924
                                                                                    ------------
            DEPARTMENT STORES
   180,000  Marui Co. Ltd. .......................................................     3,447,170
                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    22,000  Kyocera Corp..........................................................     3,733,773
   140,000  Matsushita Electric Industrial Co., Ltd...............................     3,632,075
   115,000  NEC Corp..............................................................     3,612,736
                                                                                    ------------
                                                                                      10,978,584
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            ELECTRICAL PRODUCTS
   310,000  Matsushita Electric Works, Ltd........................................  $  3,842,830
                                                                                    ------------
            ELECTRONIC COMPONENTS
    28,000  TDK Corp..............................................................     4,025,660
                                                                                    ------------
            FINANCE COMPANIES
    42,000  Acom Co., Ltd. .......................................................     3,534,340
                                                                                    ------------
            MAJOR PHARMACEUTICALS
    52,500  Takeda Chemical Industries, Ltd.......................................     3,447,170
                                                                                    ------------
            MOTOR VEHICLES
    91,000  Honda Motor Co. ......................................................     3,099,151
    75,000  Toyota Motor Corp. ...................................................     3,417,453
                                                                                    ------------
                                                                                       6,516,604
                                                                                    ------------
            OTHER PHARMACEUTICALS
   100,000  Taisho Pharmaceutical Co., Ltd........................................     3,584,906
                                                                                    ------------
            RECREATIONAL PRODUCTS/TOYS
    22,000  Nintendo Co., Ltd. ...................................................     3,843,774
                                                                                    ------------
            TOBACCO
       420  Japan Tobacco, Inc....................................................     3,688,868
                                                                                    ------------

            TOTAL JAPAN...........................................................    59,841,509
                                                                                    ------------

            NETHERLANDS (5.5%)
            DIVERSIFIED ELECTRONIC PRODUCTS
    65,000  Koninklijke (Royal) Philips Electronics NV............................     3,064,578
                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    55,000  ING Groep NV..........................................................     3,716,434
                                                                                    ------------
            FINANCIAL PUBLISHING/SERVICES
   125,000  Wolters Kluwer NV.....................................................     3,328,470
                                                                                    ------------
            INTERNATIONAL BANKS
   150,000  ABN-AMRO Holding NV...................................................     3,673,486
                                                                                    ------------
            PACKAGED FOODS
    70,000  Unilever NV...........................................................     3,210,124
                                                                                    ------------
            SPECIALTY CHEMICALS
    90,000  DSM NV................................................................     2,886,106
                                                                                    ------------
            TELECOMMUNICATIONS
    72,000  KPN NV................................................................     3,219,382
                                                                                    ------------

            TOTAL NETHERLANDS.....................................................    23,098,580
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            PORTUGAL (0.8%)
            TELECOMMUNICATIONS
   300,000  Portugal Telecom S.A. (Registered Shares).............................  $  3,367,123
                                                                                    ------------
            SPAIN (1.5%)
            ELECTRIC UTILITIES
   250,000  Iberdrola S.A.........................................................     3,221,100
                                                                                    ------------
            INTERNATIONAL BANKS
   300,000  Banco Santander Central Hispano, S.A..................................     3,163,836
                                                                                    ------------

            TOTAL SPAIN...........................................................     6,384,936
                                                                                    ------------
            SWEDEN (1.6%)
            CONSUMER ELECTRONICS/APPLIANCES
    80,000  Electrolux AB (Series B)..............................................     1,241,685
                                                                                    ------------
            ENGINEERING & CONSTRUCTION
    52,000  Skanska AB (B Shares).................................................     1,847,746
                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
    60,000  Sandvik AB (B Shares).................................................     1,262,153
                                                                                    ------------
            INTERNATIONAL BANKS
   300,000  Nordbanken Holding AB.................................................     2,268,463
                                                                                    ------------

            TOTAL SWEDEN..........................................................     6,620,047
                                                                                    ------------

            SWITZERLAND (6.5%)
            CONSUMER SPECIALTIES
     1,800  Compagnie Financiere Richemont AG (Series A)..........................     4,843,865
                                                                                    ------------
            INTERNATIONAL BANKS
    31,000  UBS AG (Registered Shares)............................................     4,536,493
                                                                                    ------------
            MAJOR PHARMACEUTICALS
     3,000  Novartis AG (Registered Shares).......................................     4,746,510
                                                                                    ------------
            OTHER TELECOMMUNICATIONS
    12,000  Swisscom AG (Registered Shares).......................................     4,151,359
                                                                                    ------------
            PACKAGED FOODS
     2,500  Nestle S.A. (Registered Shares).......................................     4,997,857
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            PROPERTY - CASUALTY INSURERS
     2,200  Schweizerische Rueckversicherungs-Gesellschaft (Registered Shares)....  $  4,478,937
                                                                                    ------------

            TOTAL SWITZERLAND.....................................................    27,755,021
                                                                                    ------------

            UNITED KINGDOM (11.2%)
            AIRLINES
   495,000  British Airways PLC...................................................     2,851,596
                                                                                    ------------
            ALCOHOLIC BEVERAGES
   290,000  Bass PLC..............................................................     3,266,525
   320,000  Diageo PLC............................................................     2,876,762
                                                                                    ------------
                                                                                       6,143,287
                                                                                    ------------
            BUILDING MATERIALS
   450,000  Hanson PLC............................................................     3,185,874
                                                                                    ------------
            CLOTHING/SHOE/ACCESSORY STORES
   345,000  Next PLC..............................................................     3,023,056
                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
    76,500  Abbey National PLC....................................................       916,194
   199,800  HSBC Holdings PLC ....................................................     2,281,027
                                                                                    ------------
                                                                                       3,197,221
                                                                                    ------------
            ELECTRONIC COMPONENTS
   850,000  Cookson Group PLC.....................................................     2,841,363
                                                                                    ------------
            INTERNATIONAL BANKS
   200,000  Royal Bank of Scotland Group PLC......................................     3,353,392
                                                                                    ------------
            MOVIES/ENTERTAINMENT
 1,500,000  Rank Group PLC........................................................     3,479,220
                                                                                    ------------
            NON - U.S. UTILITIES
   415,000  PowerGen PLC..........................................................     3,554,641
   285,000  United Utilities PLC..................................................     2,825,672
                                                                                    ------------
                                                                                       6,380,313
                                                                                    ------------
            SPECIALTY STEELS
 2,000,000  Corus Group PLC.......................................................     2,925,880
                                                                                    ------------
            TELECOMMUNICATIONS
   215,000  British Telecommunications PLC .......................................     2,783,528
                                                                                    ------------
            TOBACCO
   536,200  British American Tobacco PLC..........................................     3,584,797
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            WATER SUPPLY
   314,000  Severn Trent PLC......................................................  $  3,429,753
                                                                                    ------------
            TOTAL UNITED KINGDOM..................................................    47,179,280
                                                                                    ------------
            UNITED STATES (31.2%)
            ALUMINUM
   130,000  Alcoa, Inc. ..........................................................     3,770,000
                                                                                    ------------
            AUTO PARTS: O.E.M.
    10,475  Visteon Corp.*........................................................       127,005
                                                                                    ------------
            AUTOMOTIVE AFTERMARKET
   160,000  Goodyear Tire & Rubber Co. ...........................................     3,200,000
                                                                                    ------------
            COMPUTER SOFTWARE
    78,000  Computer Associates International, Inc................................     3,992,624
                                                                                    ------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS
    90,000  Deere & Co. ..........................................................     3,330,000
                                                                                    ------------
            DEPARTMENT STORES
   115,000  Sears, Roebuck & Co. .................................................     3,751,875
                                                                                    ------------
            DISCOUNT CHAINS
    70,000  Target Corp. .........................................................     4,060,000
                                                                                    ------------
            DIVERSIFIED MANUFACTURING
   105,000  Honeywell International, Inc..........................................     3,537,187
    50,000  Minnesota Mining & Manufacturing Co...................................     4,125,000
                                                                                    ------------
                                                                                       7,662,187
                                                                                    ------------
            E.D.P. SERVICES
    95,000  Electronic Data Systems Corp. ........................................     3,918,750
                                                                                    ------------
            ELECTRIC UTILITIES
    90,000  FPL Group, Inc. ......................................................     4,455,000
   156,800  GPU, Inc..............................................................     4,243,400
                                                                                    ------------
                                                                                       8,698,400
                                                                                    ------------
            ELECTRONIC DATA PROCESSING
   150,000  Compaq Computer Corp..................................................     3,834,375
    33,000  Hewlett-Packard Co....................................................     4,120,875
    38,000  International Business Machines Corp..................................     4,163,375
                                                                                    ------------
                                                                                      12,118,625
                                                                                    ------------
            ENGINEERING & CONSTRUCTION
   125,000  Fluor Corp. ..........................................................     3,953,125
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            FINANCE COMPANIES
   160,000  Associates First Capital Corp. (Class A)..............................  $  3,570,000
                                                                                    ------------
            FOOD CHAINS
   125,000  Albertson's, Inc. ....................................................     4,156,250
                                                                                    ------------
            INTEGRATED OIL COMPANIES
    45,000  Chevron Corp..........................................................     3,816,562
                                                                                    ------------
            MAJOR BANKS
    80,000  Bank of America Corp. ................................................     3,440,000
   210,000  KeyCorp...............................................................     3,701,250
                                                                                    ------------
                                                                                       7,141,250
                                                                                    ------------
            MAJOR CHEMICALS
   111,000  Dow Chemical Co. .....................................................     3,350,813
                                                                                    ------------
            MAJOR PHARMACEUTICALS
    78,000  Bristol-Myers Squibb Co. .............................................     4,543,500
                                                                                    ------------
            MAJOR U.S. TELECOMMUNICATIONS
    75,000  Bell Atlantic Corp. ..................................................     3,810,938
    90,000  SBC Communications, Inc. .............................................     3,892,500
                                                                                    ------------
                                                                                       7,703,438
                                                                                    ------------
            MOTOR VEHICLES
    80,000  Ford Motor Co.........................................................     3,440,000
                                                                                    ------------
            OFFICE EQUIPMENT/SUPPLIES
   180,000  Xerox Corp............................................................     3,735,000
                                                                                    ------------
            OIL REFINING/MARKETING
   120,000  Ashland, Inc..........................................................     4,207,500
   140,000  USX-Marathon Group....................................................     3,508,750
                                                                                    ------------
                                                                                       7,716,250
                                                                                    ------------
            OTHER METALS/MINERALS
    95,000  Phelps Dodge Corp.....................................................     3,532,813
                                                                                    ------------
            PAPER
   110,000  International Paper Co. ..............................................     3,279,375
                                                                                    ------------
            PHOTOGRAPHIC PRODUCTS
    70,000  Eastman Kodak Co. ....................................................     4,165,000
                                                                                    ------------
            PRECISION INSTRUMENTS
    12,586  Agilent Technologies, Inc.............................................       928,232
                                                                                    ------------
            SAVINGS & LOAN ASSOCIATIONS
   150,000  Washington Mutual, Inc. ..............................................     4,331,250
                                                                                    ------------
            SEMICONDUCTORS
    30,000  Intel Corp............................................................     4,008,750
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            TOBACCO
   160,000  Philip Morris Companies, Inc..........................................  $  4,250,000
                                                                                    ------------
            TOTAL UNITED STATES...................................................   132,251,074
                                                                                    ------------
            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $380,177,618)........................................   408,489,032
                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (A) (3.0%)
            U.S. GOVERNMENT AGENCY
$   12,700  Federal Home Loan Banks 6.57% due 07/03/00 (AMORTIZED COST
              $12,695,365)........................................................    12,695,365
                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $392,872,983) (B)........................................................   99.6%    421,184,397

OTHER ASSETS IN EXCESS OF LIABILITIES ....................................................    0.4       1,666,951
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 422,851,348
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $65,290,014 and the aggregate gross unrealized depreciation is $36,978,600, resulting in net unrealized appreciation of $28,311,414.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2000:

                                       UNREALIZED
CONTRACTS TO  IN EXCHANGE   DELIVERY  APPRECIATION/
  DELIVER         FOR         DATE    DEPRECIATION
---------------------------------------------------
CHF 762,272     $465,937    07/03/00     $  (799)
EUR 340,198     $323,188    07/03/00      (1,497)
EUR 506,000     $483,129    07/31/00         203
                                         -------
      Net unrealized depreciation...     $(2,093)
                                         =======

CURRENCY ABBREVIATION:
------------------------

CHF  Swiss Franc.
EUR  Euro.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - GLOBAL DIVIDEND GROWTH SUMMARY OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Airlines..........................................................................  $  4,664,628      1.1%
Alcoholic Beverages...............................................................     9,518,287      2.3
Aluminum..........................................................................     5,633,983      1.3
Apparel...........................................................................     3,442,998      0.8
Auto Parts: O.E.M.................................................................       127,005      0.0
Automotive Aftermarket............................................................     5,926,578      1.4
Building Materials................................................................     5,866,116      1.4
Cellular Telephone................................................................     5,880,008      1.4
Clothing/Shoe/Accessory Stores....................................................     3,023,056      0.7
Computer Software.................................................................     3,992,624      0.9
Construction/Agricultural Equipment/Trucks........................................     3,330,000      0.8
Consumer Electronics/Appliances...................................................     7,684,610      1.8
Consumer Specialties..............................................................     4,843,865      1.1
Containers/Packaging..............................................................     1,914,680      0.5
Department Stores.................................................................     7,199,045      1.7
Discount Chains...................................................................     4,060,000      1.0
Diversified Electronic Products...................................................    17,350,159      4.1
Diversified Financial Services....................................................    10,259,018      2.4
Diversified Manufacturing.........................................................    13,761,758      3.3
E.D.P. Services...................................................................     3,918,750      0.9
Electric Utilities................................................................    11,919,500      2.8
Electrical Products...............................................................     3,842,830      0.9
Electronic Components.............................................................     6,867,023      1.6
Electronic Data Processing........................................................    12,118,625      2.9
Engineering & Construction........................................................     5,800,871      1.4
Finance Companies.................................................................     7,104,340      1.7
Financial Publishing/Services.....................................................     3,328,470      0.8
Food Chains.......................................................................     4,156,250      1.0
Industrial Machinery/Components...................................................     1,262,152      0.3
Integrated Oil Companies..........................................................     3,816,562      0.9
International Banks...............................................................    34,636,123      8.3
Major Banks.......................................................................     7,141,250      1.7
Major Chemicals...................................................................     9,301,974      2.2
Major Pharmaceuticals.............................................................    12,737,180      3.0
Major U.S. Telecommunications.....................................................     7,703,437      1.8
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------

Motor Vehicles....................................................................  $ 12,578,818      3.0%
Movies/Entertainment..............................................................     3,479,220      0.8
Multi-Line Insurance..............................................................     3,275,214      0.8
Multi-Sector Companies............................................................    11,003,005      2.6
Non-U.S. Utilities................................................................     6,380,313      1.5
Office Equipment/Supplies.........................................................     3,735,000      0.9
Oil & Gas Production..............................................................     1,971,866      0.5
Oil Refining/Marketing............................................................    11,241,613      2.7
Oil/Gas Transmission..............................................................     2,273,128      0.5
Other Metals/Minerals.............................................................     3,532,813      0.8
Other Pharmaceuticals.............................................................     3,584,906      0.8
Other Telecommunications..........................................................     5,868,733      1.4
Packaged Foods....................................................................     8,207,981      1.9
Paper.............................................................................     3,279,375      0.8
Photographic Products.............................................................     4,165,000      1.0
Precious Metals...................................................................     1,609,200      0.4
Precision Instruments.............................................................       928,232      0.2
Property - Casualty Insurers......................................................     4,478,937      1.1
Real Estate.......................................................................     4,637,813      1.1
Recreational Products/Toys........................................................     3,843,774      0.9
Savings & Loan Associations.......................................................     4,331,250      1.0
Semiconductors....................................................................     4,008,750      0.9
Shoe Manufacturing................................................................     3,144,366      0.7
Specialty Chemicals...............................................................     2,886,106      0.7
Specialty Steels..................................................................     2,925,880      0.7
Telecommunication Equipment.......................................................     3,606,200      0.9
Telecommunications................................................................    16,212,570      3.8
Tobacco...........................................................................    11,523,665      2.7
U.S. Government Agency............................................................    12,695,365      3.0
Utilities.........................................................................     2,211,796      0.5
Water Supply......................................................................     3,429,753      0.8
                                                                                    ------------    -----
                                                                                    $421,184,397     99.6%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $405,046,034     95.8%
Preferred Stocks..................................................................     3,442,998      0.8
Short-Term Investment.............................................................    12,695,365      3.0
                                                                                    ------------    -----
                                                                                    $421,184,397     99.6%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS (98.4%)
            DENMARK (0.5%)
            OTHER TELECOMMUNICATIONS
    40,210  Tele Danmark AS.......................................................  $  2,705,250
                                                                                    ------------
            FINLAND (4.4%)
            TELECOMMUNICATION EQUIPMENT
   497,800  Nokia Oyj.............................................................    25,394,112
                                                                                    ------------

            FRANCE (15.3%)
            BROADCASTING
    26,530  Societe Television
              Francaise 1.........................................................     1,848,377
                                                                                    ------------
            BUILDING MATERIALS/DIY CHAINS
    17,040  Castorama Dubois Investissement.......................................     4,212,111
                                                                                    ------------
            CONSUMER ELECTRONICS/APPLIANCES
    57,400  Thomson Multimedia*...................................................     3,714,258
                                                                                    ------------
            INTERNATIONAL BANKS
   136,700  BNP Paribas...........................................................    13,151,021
                                                                                    ------------
            MAJOR CHEMICALS
   260,596  Aventis S.A...........................................................    19,014,095
                                                                                    ------------
            MAJOR PHARMACEUTICALS
    78,290  Sanofi-Synthelabo S.A.................................................     3,728,527
                                                                                    ------------
            MULTI-LINE INSURANCE
    65,626  AXA...................................................................    10,334,520
                                                                                    ------------
            OIL REFINING/MARKETING
   117,022  Total Fina Elf........................................................    17,936,739
                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
   224,315  Alcatel...............................................................    14,707,724
                                                                                    ------------

            TOTAL FRANCE..........................................................    88,647,372
                                                                                    ------------

            GERMANY (7.1%)
            APPAREL
    38,254  Hugo Boss AG (Pref.)..................................................     6,754,279
                                                                                    ------------
            BANKING
    63,080  Bayerische Hypo - und Vereinsbank AG..................................     4,099,862
                                                                                    ------------
            COMPUTER SOFTWARE
    66,920  SAP AG................................................................     9,995,412
    40,043  Software AG...........................................................     3,687,945
                                                                                    ------------
                                                                                      13,683,357
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONIC PRODUCTS
    59,930  Siemens AG (Registered Shares)........................................  $  9,008,558
                                                                                    ------------
            TELECOMMUNICATIONS
   139,850  Deutsche Telecom AG...................................................     7,954,981
                                                                                    ------------

            TOTAL GERMANY.........................................................    41,501,037
                                                                                    ------------

            ITALY (3.0%)
            INTEGRATED OIL COMPANIES
   821,180  ENI SpA*..............................................................     4,741,592
                                                                                    ------------
            INTERNATIONAL BANKS
   492,300  Unicredito Italiano SpA...............................................     2,353,954
                                                                                    ------------
            TELECOMMUNICATIONS
   763,620  Telecom Italia SpA....................................................    10,494,705
                                                                                    ------------

            TOTAL ITALY...........................................................    17,590,251
                                                                                    ------------

            NETHERLANDS (8.9%)
            ALCOHOLIC BEVERAGES
    61,580  Heineken NV...........................................................     3,746,712
                                                                                    ------------
            CABLE TELEVISION
   119,240  United Pan-Europe Communications NV (A Shares)*.......................     3,117,055
                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
   369,750  Koninklijke (Royal) Philips Electronics NV............................    17,432,736
                                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES
   166,620  Fortis (NL) NV........................................................     4,848,585
                                                                                    ------------
            E.D.P. SERVICES
   242,600  Getronics NV..........................................................     3,739,330
                                                                                    ------------
            ELECTRONIC PRODUCTION EQUIPMENT
    82,120  ASM Lithography Holding NV*...........................................     3,528,457
                                                                                    ------------
            INTEGRATED OIL COMPANIES
   136,710  Royal Dutch Petroleum Co..............................................     8,493,989
                                                                                    ------------
            TELECOMMUNICATIONS
   149,120  KPN NV................................................................     6,667,698
                                                                                    ------------

            TOTAL NETHERLANDS.....................................................    51,574,562
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            SPAIN (4.8%)
            ADVERTISING
    81,790  Telefonica Publicidad e Information, S.A..............................  $    772,017
                                                                                    ------------
            INTERNATIONAL BANKS
   576,160  Banco Bilbao Vizcaya Argentaria, S.A..................................     8,605,733
                                                                                    ------------
            OTHER CONSUMER SERVICES
   488,180  Amadeus Global Travel Distribution S.A. (A Shares)....................     5,567,732
                                                                                    ------------
            TELECOMMUNICATIONS
   611,663  Telefonica S.A.*......................................................    13,134,851
                                                                                    ------------
            TOTAL SPAIN...........................................................    28,080,333
                                                                                    ------------
            SWEDEN (10.5%)
            DIVERSIFIED COMMERCIAL SERVICES
   569,480  Securitas AB (Series "B" Free)........................................    12,109,018
                                                                                    ------------
            INDUSTRIAL MACHINERY/COMPONENTS
   488,171  Assa Abloy AB (Series B)..............................................     9,825,035
                                                                                    ------------
            INTERNATIONAL BANKS
 1,144,110  Nordbanken Holding AB.................................................     8,651,238
                                                                                    ------------
            LIFE INSURANCE
   132,230  Skandia Forsakrings AB................................................     3,503,279
                                                                                    ------------
            MAJOR PHARMACEUTICALS
   232,844  AstraZeneca PLC.......................................................    10,855,198
                                                                                    ------------
            OTHER TELECOMMUNICATIONS
    78,360  Tele1 Europe Holding AB*..............................................       962,292
                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
   765,960  Ericsson (L.M.) Telephone Co. AB (Series "B" Free)....................    15,198,138
                                                                                    ------------

            TOTAL SWEDEN..........................................................    61,104,198
                                                                                    ------------

            SWITZERLAND (10.3%)
            CONSUMER SPECIALTIES
     4,430  Compagnie Financiere Richemont AG (Series A)..........................    11,921,290
                                                                                    ------------
            DIVERSIFIED COMMERCIAL SERVICES
     7,690  Adecco S.A. (Registered Shares).......................................     6,526,047
                                                                                    ------------
NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            INTERNATIONAL BANKS
    82,020  UBS AG (Registered Shares)............................................  $ 12,002,682
                                                                                    ------------
            MAJOR PHARMACEUTICALS
     3,820  Novartis AG (Registered Shares).......................................     6,043,889
       908  Roche Holdings AG.....................................................     8,828,704
                                                                                    ------------
                                                                                      14,872,593
                                                                                    ------------
            PACKAGE GOODS/COSMETICS
     4,918  Givaudan (Registered Shares)*.........................................     1,495,094
                                                                                    ------------
            PACKAGED FOODS
     6,597  Nestle S.A. (Registered Shares).......................................    13,188,345
                                                                                    ------------

            TOTAL SWITZERLAND.....................................................    60,006,051
                                                                                    ------------

            UNITED KINGDOM (33.0%)
            ADVERTISING
   315,100  WPP Group PLC.........................................................     4,609,724
                                                                                    ------------
            AEROSPACE
   401,407  Smiths Industries PLC.................................................     5,233,384
                                                                                    ------------
            ALCOHOLIC BEVERAGES
 1,776,700  Allied Domecq PLC.....................................................     9,427,170
   535,100  Diageo PLC............................................................     4,810,485
                                                                                    ------------
                                                                                      14,237,655
                                                                                    ------------
            AUTO PARTS: O.E.M.
   709,738  BBA Group PLC.........................................................     4,658,919
                                                                                    ------------
            BOOKS/MAGAZINES
   215,220  EMAP PLC..............................................................     3,468,288
   690,200  Reed International PLC................................................     6,016,473
                                                                                    ------------
                                                                                       9,484,761
                                                                                    ------------
            CABLE TELEVISION
   682,960  TeleWest Communications PLC*..........................................     2,360,638
                                                                                    ------------
            CELLULAR TELEPHONE
 7,875,073  Vodafone AirTouch PLC.................................................    31,876,090
                                                                                    ------------
            DIVERSIFIED ELECTRONIC PRODUCTS
   650,700  Marconi PLC...........................................................     8,483,566
                                                                                    ------------
            FINANCE COMPANIES
   894,600  Woolwich PLC..........................................................     3,794,008
                                                                                    ------------
            FOOD CHAINS
 1,427,400  Tesco PLC.............................................................     4,446,893
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                               VALUE
------------------------------------------------------------------------------------------------
            INTEGRATED OIL COMPANIES
 1,395,890  BP Amoco PLC..........................................................  $ 13,416,513
                                                                                    ------------
            INTERNATIONAL BANKS
   421,500  Barclays PLC..........................................................    10,498,671
 1,147,000  Egg PLC*..............................................................     2,990,825
                                                                                    ------------
                                                                                      13,489,496
                                                                                    ------------
            LIFE INSURANCE
   881,000  Prudential Corp.......................................................    12,928,569
                                                                                    ------------
            MAJOR PHARMACEUTICALS
    91,700  AstraZeneca Group PLC.................................................     4,288,681
   346,200  Glaxo Wellcome PLC....................................................    10,113,651
   569,549  SmithKline Beecham PLC................................................     7,468,724
                                                                                    ------------
                                                                                      21,871,056
                                                                                    ------------
            OIL/GAS TRANSMISSION
   896,566  BG Group PLC..........................................................     5,803,759
                                                                                    ------------
            OTHER SPECIALTY STORES
   340,000  Kingfisher PLC........................................................     3,100,372
                                                                                    ------------
            PACKAGE GOODS/COSMETICS
   283,800  Reckitt & Colman PLC..................................................     3,183,782
                                                                                    ------------
            RESTAURANTS
 1,014,856  Granada Group PLC.....................................................    10,154,243
                                                                                    ------------
            TELECOMMUNICATIONS
 1,178,600  British Telecommunications PLC........................................    15,258,910
                                                                                    ------------
            TOBACCO
   340,300  Imperial Tobacco Group PLC............................................     3,265,614
                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................   191,657,952
                                                                                    ------------

            UNITED STATES (0.6%)
            OTHER TELECOMMUNICATIONS
    59,200  NTL Inc.*.............................................................     3,544,600
                                                                                    ------------

            TOTAL COMMON AND PREFERRED STOCKS
            (IDENTIFIED COST $444,829,458)........................................   571,805,718
                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                             VALUE
-----------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (A) (3.5%)
           U.S. GOVERNMENT AGENCY
 $20,000   Federal Home Loan Banks 6.57% due 07/03/00 (AMORTIZED COST
             $19,992,700)........................................................  $ 19,992,700
                                                                                   ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $464,822,158) (B)........................................................  101.9%    591,798,418

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (1.9)    (10,774,845)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 581,023,573
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $134,851,559 and the aggregate gross unrealized depreciation is $7,875,299, resulting in net unrealized appreciation of $126,976,260.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EUROPEAN GROWTH SUMMARY OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Advertising.......................................................................  $  5,381,741      0.9%
Aerospace.........................................................................     5,233,384      0.9
Alcoholic Beverages...............................................................    17,984,367      3.1
Apparel...........................................................................     6,754,279      1.2
Auto Parts: O.E.M.................................................................     4,658,919      0.8
Banking...........................................................................     4,099,862      0.7
Books/Magazines...................................................................     9,484,761      1.6
Broadcasting......................................................................     1,848,377      0.3
Building Materials/Diy Chains.....................................................     4,212,111      0.7
Cable Television..................................................................     5,477,692      0.9
Cellular Telephone................................................................    31,876,090      5.5
Computer Software.................................................................    13,683,356      2.4
Consumer Electronics/Appliances...................................................     3,714,258      0.6
Consumer Specialties..............................................................    11,921,289      2.1
Diversified Commercial Services...................................................    18,635,065      3.2
Diversified Electronic Products...................................................    34,924,860      6.0
Diversified Financial Services....................................................     4,848,585      0.8
E.D.P. Services...................................................................     3,739,330      0.6
Electronic Production Equipment...................................................     3,528,457      0.6
Finance Companies.................................................................     3,794,008      0.7
Food Chains.......................................................................     4,446,893      0.8
Industrial Machinery/Components...................................................     9,825,035      1.7
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Integrated Oil Companies..........................................................  $ 26,652,094      4.6%
International Banks...............................................................    58,254,125     10.0
Life Insurance....................................................................    16,431,848      2.8
Major Chemicals...................................................................    19,014,095      3.3
Major Pharmaceuticals.............................................................    51,327,374      8.8
Multi-Line Insurance..............................................................    10,334,520      1.8
Oil Refining/Marketing............................................................    17,936,739      3.1
Oil/Gas Transmission..............................................................     5,803,759      1.0
Other Consumer Services...........................................................     5,567,732      1.0
Other Specialty Stores............................................................     3,100,372      0.5
Other Telecommunications..........................................................     7,212,143      1.2
Package Goods/Cosmetics...........................................................     4,678,876      0.8
Packaged Foods....................................................................    13,188,345      2.3
Restaurants.......................................................................    10,154,243      1.8
Telecommunication Equipment.......................................................    55,299,975      9.5
Telecommunications................................................................    53,511,145      9.2
Tobacco...........................................................................     3,265,614      0.6
U.S. Government Agency............................................................    19,992,700      3.5
                                                                                    ------------    -----
                                                                                    $591,798,418    101.9%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $565,051,439     97.2%
Preferred Stocks..................................................................     6,754,279      1.2
Short-Term Investment.............................................................    19,992,700      3.5
                                                                                    ------------    -----
                                                                                    $591,798,418    101.9%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND WARRANTS (97.8%)
           AUSTRALIA (6.9%)
           AIRLINES
 112,200   Quantas Airways Ltd....................................................................  $    226,025
                                                                                                    ------------
           ALCOHOLIC BEVERAGES
 108,200   Fosters Brewing Group Ltd..............................................................       303,090
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES
   9,100   Brambles Industries Ltd................................................................       278,426
                                                                                                    ------------
           E.D.P. SERVICES
  31,750   Solution 6 Holdings Ltd................................................................        61,500
                                                                                                    ------------
           INTERNATIONAL BANKS
  16,350   Commonwealth Bank of Australia.........................................................       269,828
  40,650   National Australia Bank Ltd............................................................       675,896
  66,450   Westpac Banking Corp., Ltd.............................................................       477,231
                                                                                                    ------------
                                                                                                       1,422,955
                                                                                                    ------------
           MEDIA CONGLOMERATES
 106,250   News Corp., Ltd. (The).................................................................     1,456,475
                                                                                                    ------------
           MEDICAL/NURSING SERVICES
  25,750   Sonic Healthcare Ltd...................................................................       105,557
                                                                                                    ------------
           MULTI-SECTOR COMPANIES
  69,162   Broken Hill Proprietary Co., Ltd.......................................................       814,106
                                                                                                    ------------
           OFFICE/PLANT AUTOMATION
  27,977   ERG Ltd................................................................................       216,265
                                                                                                    ------------
           OTHER METALS/MINERALS
  50,950   Rio Tinto Ltd..........................................................................       838,684
                                                                                                    ------------
           OTHER PHARMACEUTICALS
  14,050   CSL Limited............................................................................       276,628
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS
  71,250   Aapt Ltd.*.............................................................................       232,708
  90,000   Davnet Limited.........................................................................        67,586
 112,400   Telstra Corp. Ltd......................................................................       454,195
  81,400   Telstra Corp. Ltd. (New)...............................................................       184,355
                                                                                                    ------------
                                                                                                         938,844
                                                                                                    ------------
           PRECIOUS METALS
 220,200   Normandy Mining Ltd....................................................................       118,115
                                                                                                    ------------
           REAL ESTATE
  22,450   Lend Lease Corp., Ltd..................................................................       285,105
                                                                                                    ------------
           TOTAL AUSTRALIA........................................................................     7,341,775
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CHINA (1.0%)
           ELECTRONIC COMPONENTS
 381,000   Great Wall Technology Co. (Class H)....................................................  $    263,915
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS
 386,000   China Unicom Ltd.*.....................................................................       814,513
                                                                                                    ------------

           TOTAL CHINA............................................................................     1,078,428
                                                                                                    ------------

           HONG KONG (11.1%)
           AIRLINES
 192,000   Cathay Pacific Airways.................................................................       354,657
                                                                                                    ------------
           BROADCASTING
 233,000   Phoenix Satellite Television Holdings Ltd.*............................................        32,279
  49,000   Television Broadcasts Ltd..............................................................       326,847
                                                                                                    ------------
                                                                                                         359,126
                                                                                                    ------------
           CELLULAR TELEPHONE
 172,200   China Mobile Ltd.*.....................................................................     1,518,626
  23,500   SmarTone Telecommunications Holdings Ltd...............................................        52,000
                                                                                                    ------------
                                                                                                       1,570,626
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES
 270,000   TCL International Holdings Ltd.*.......................................................        98,708
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING
  34,600   Johnson Electric Holdings, Ltd.........................................................       327,328
                                                                                                    ------------
           E.D.P. SERVICES
 176,000   Timeless Software Ltd.*................................................................        79,582
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING
 199,000   Legend Holdings Ltd....................................................................       192,728
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT
  44,000   ASM Pacific Technology Ltd.............................................................       164,809
                                                                                                    ------------
           HOTELS/RESORTS
 790,000   Sino-i.com Ltd.........................................................................        35,975
                                                                                                    ------------
           INTERNATIONAL BANKS
  27,000   Dao Heng Bank Group Ltd................................................................       119,489
  28,400   Hang Seng Bank Ltd.....................................................................       268,674
                                                                                                    ------------
                                                                                                         388,163
                                                                                                    ------------
           INTERNET SERVICES
   4,800   Chinadot Com Corp. (Class A)*..........................................................        97,800
                                                                                                    ------------
           MARINE TRANSPORTATION
 207,000   Cosco Pacific Ltd......................................................................       163,302
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-SECTOR COMPANIES
 218,900   Hutchison Whampoa, Ltd.................................................................  $  2,751,799
  92,700   Swire Pacific Ltd. (Class A)...........................................................       542,237
                                                                                                    ------------
                                                                                                       3,294,036
                                                                                                    ------------
           NATURAL GAS
 253,200   Hong Kong & China Gas Co., Ltd.........................................................       284,195
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS
  76,000   Asia Satellite Telecommunications Holdings Ltd.........................................       259,810
                                                                                                    ------------
           PAINTS/COATINGS
 183,000   China Merchants Holdings International Co., Ltd........................................       125,589
                                                                                                    ------------
           REAL ESTATE
 122,000   Cheung Kong (Holdings) Ltd.............................................................     1,338,045
  72,000   Hong Kong Land Holdings Ltd............................................................       115,200
 364,000   Sino Land Co., Ltd.....................................................................       128,404
 116,100   Sun Hung Kai Properties Ltd............................................................       833,998
                                                                                                    ------------
                                                                                                       2,415,647
                                                                                                    ------------
           TELECOMMUNICATIONS
 340,000   Cable & Wireless HKT Ltd...............................................................       747,976
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS
  21,000   Citic Pacific Ltd......................................................................       109,907
 137,800   Li & Fung Ltd..........................................................................       689,380
                                                                                                    ------------
                                                                                                         799,287
                                                                                                    ------------

           TOTAL HONG KONG........................................................................    11,759,344
                                                                                                    ------------

           INDIA (6.3%)
           BUILDING MATERIALS
  28,498   Gujarat Ambuja Cements Ltd.............................................................       124,320
                                                                                                    ------------
           COMPUTER SOFTWARE
   1,500   Leading Edge Systems Ltd...............................................................        29,623
   3,650   NIIT Ltd...............................................................................       180,487
   4,000   PSI Data Systems Ltd...................................................................        77,298
  19,450   Software Solution Integrated Ltd.......................................................     1,237,642
                                                                                                    ------------
                                                                                                       1,525,050
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES
  25,400   Aptech Ltd.............................................................................       480,696
  38,960   ASE Test Ltd.*.........................................................................     1,144,450
                                                                                                    ------------
                                                                                                       1,625,146
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DIVERSIFIED ELECTRONIC PRODUCTS
     200   Satyam Computer Service Ltd............................................................  $     13,344
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING
  23,500   Escorts Ltd............................................................................        74,390
  12,350   Grasim Industries Ltd..................................................................        79,073
   4,050   Grasim Industries Ltd. (Bonus Shares)*.................................................        25,319
   1,000   Ramco Industries Ltd...................................................................         4,922
   1,000   Ramco Systems Ltd.*....................................................................        34,228
  18,000   Sterlite Industries Ltd................................................................       335,537
                                                                                                    ------------
                                                                                                         553,469
                                                                                                    ------------
           E.D.P. SERVICES
   6,250   HCL Technologies Ltd.*.................................................................       180,145
   3,000   Infosys Technologies Ltd...............................................................       558,312
                                                                                                    ------------
                                                                                                         738,457
                                                                                                    ------------
           ELECTRICAL PRODUCTS
  54,274   Bharat Heavy Electricals Ltd...........................................................       162,033
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING
  15,000   Digital Equipment Ltd..................................................................       240,805
                                                                                                    ------------
           GENERIC DRUGS
   7,000   Dr. Reddy's Laboratories Ltd...........................................................       204,496
                                                                                                    ------------
           INTERNATIONAL BANKS
   2,000   Bank of Baroda.........................................................................         1,893
  41,600   Corporation Bank.......................................................................        75,569
                                                                                                    ------------
                                                                                                          77,462
                                                                                                    ------------
           MOTOR VEHICLES
   7,500   Hero Honda Motors Ltd..................................................................       165,688
                                                                                                    ------------
           MOVIES/ENTERTAINMENT
  12,500   Zee Telefilms Ltd......................................................................       125,294
                                                                                                    ------------
           MULTI-SECTOR COMPANIES
   3,650   Wipro Ltd..............................................................................       236,801
                                                                                                    ------------
           NATURAL GAS
  73,600   Gas Authority of India Ltd.............................................................        81,092
  20,000   Gas Authority of India Ltd. (GDR)......................................................       137,500
                                                                                                    ------------
                                                                                                         218,592
                                                                                                    ------------
           OTHER PHARMACEUTICALS
   8,750   Ranbaxy Laboratories Ltd...............................................................       112,869
   2,400   Wockhardt Life Sciences Ltd............................................................         2,464
   2,400   Wockhardt Limited......................................................................        23,871
                                                                                                    ------------
                                                                                                         139,204
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER TELECOMMUNICATIONS
  43,100   Mahanagar Telephone Nigam Ltd..........................................................  $    206,870
  10,090   Videsh Sanchar Nigam Ltd...............................................................       273,085
                                                                                                    ------------
                                                                                                         479,955
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS
  10,000   Reckitt & Coleman of India Ltd.........................................................        45,884
                                                                                                    ------------

           TOTAL INDIA............................................................................     6,676,000
                                                                                                    ------------

           INDONESIA (0.3%)
           BUILDING MATERIALS
  22,800   PT Semen Gresik (Persero) Tbk..........................................................        20,656
                                                                                                    ------------
           MUTUAL FUNDS
 500,000   Batavia Investment Fund Ltd.*..........................................................       --
                                                                                                    ------------
           TELECOMMUNICATIONS
  28,184   PT Telekomunikasi Indonesia (ADR)......................................................       195,527
                                                                                                    ------------
           TOBACCO
  38,000   PT Gudang Garam Tbk....................................................................        61,276
                                                                                                    ------------

           TOTAL INDONESIA........................................................................       277,459
                                                                                                    ------------

           JAPAN (49.0%)
           BUILDING PRODUCTS
  81,000   Sanwa Shutter Corp.....................................................................       262,868
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES
  25,200   Aiwa Co., Ltd..........................................................................       403,676
  77,000   Casio Computer Co., Ltd................................................................       864,434
  20,700   Rinnai Corp............................................................................       461,844
  21,300   Sony Corp..............................................................................     1,989,340
                                                                                                    ------------
                                                                                                       3,719,294
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS
 106,000   Hitachi Ltd............................................................................     1,530,000
   8,600   Kyocera Corp...........................................................................     1,459,566
  59,000   Matsushita Electric Industrial Co., Ltd................................................     1,530,660
  64,000   NEC Corp...............................................................................     2,010,566
 141,000   Toshiba Corp...........................................................................     1,592,236
                                                                                                    ------------
                                                                                                       8,123,028
                                                                                                    ------------
           E.D.P. PERIPHERALS
  35,000   Mitsumi Electric Co., Ltd..............................................................     1,287,736
                                                                                                    ------------
           ELECTRICAL PRODUCTS
  32,000   Furukawa Electric Co...................................................................       668,679
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC COMPONENTS
  11,000   TDK Corp...............................................................................  $  1,581,509
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING
  59,000   Fujitsu Ltd............................................................................     2,042,736
                                                                                                    ------------
           ELECTRONIC DISTRIBUTORS
  23,000   Ryosan Co., Ltd........................................................................       520,755
                                                                                                    ------------
           FINANCE COMPANIES
  48,100   Hitachi Credit Corp....................................................................     1,302,330
                                                                                                    ------------
           FOOD CHAINS
  14,900   FamilyMart Co., Ltd....................................................................       573,509
                                                                                                    ------------
           HOME BUILDING
 122,000   Sekisui Chemical Co., Ltd..............................................................       469,585
  77,000   Sekisui House Ltd......................................................................       712,613
                                                                                                    ------------
                                                                                                       1,182,198
                                                                                                    ------------
           HOME FURNISHINGS
   6,000   Sangetsu Co., Ltd......................................................................        99,057
                                                                                                    ------------
           INDUSTRIAL MACHINERY/COMPONENTS
  96,000   Amada Co., Ltd.........................................................................       815,094
  84,000   Daifuku Co., Ltd.......................................................................       931,925
  56,000   Daikin Industries, Ltd.................................................................     1,302,264
  22,000   Fuji Machine Manufacturing Co., Ltd....................................................     1,156,038
  65,000   Minebea Co., Ltd.......................................................................       815,566
 188,000   Mitsubishi Heavy Industries, Ltd.......................................................       833,585
 105,000   Tsubakimoto Chain Co...................................................................       534,906
                                                                                                    ------------
                                                                                                       6,389,378
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES
  46,000   Fujitec Co., Ltd.......................................................................       400,547
  52,000   Lintec Corp............................................................................       542,076
                                                                                                    ------------
                                                                                                         942,623
                                                                                                    ------------
           INTERNATIONAL BANKS
  16,000   Bank of Tokyo-Mitsubishi, Ltd..........................................................       193,359
                                                                                                    ------------
           MAJOR PHARMACEUTICALS
  45,000   Sankyo Co., Ltd........................................................................     1,016,745
                                                                                                    ------------
           MARINE TRANSPORTATION
  30,000   Mitsubishi Logistics Corp..............................................................       271,698
                                                                                                    ------------
           MEAT/POULTRY/FISH
  35,000   Nippon Meat Packers, Inc...............................................................       511,792
                                                                                                    ------------
           MOTOR VEHICLES
 150,000   Nissan Motor Co., Ltd..................................................................       884,434
  48,000   Suzuki Motor Corp......................................................................       619,472
  24,000   Toyota Motor Corp......................................................................     1,093,585
                                                                                                    ------------
                                                                                                       2,597,491
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OFFICE EQUIPMENT/SUPPLIES
  32,000   Canon, Inc.............................................................................  $  1,593,962
  75,000   Ricoh Co., Ltd.........................................................................     1,588,443
                                                                                                    ------------
                                                                                                       3,182,405
                                                                                                    ------------
           OTHER PHARMACEUTICALS
  25,000   Ono Pharmaceutical Co., Ltd............................................................     1,073,113
  24,000   Yamanouchi Pharmaceutical Co., Ltd.....................................................     1,310,943
                                                                                                    ------------
                                                                                                       2,384,056
                                                                                                    ------------
           PHOTOGRAPHIC PRODUCTS
  33,000   Fuji Photo Film Co., Ltd...............................................................     1,351,132
                                                                                                    ------------
           POLLUTION CONTROL EQUIPMENT
  36,000   Kurita Water Industries Ltd............................................................       793,019
                                                                                                    ------------
           PRINTING/FORMS
  45,000   Dai Nippon Printing Co., Ltd...........................................................       793,443
  24,000   Nissha Printing Co., Ltd...............................................................       165,962
                                                                                                    ------------
                                                                                                         959,405
                                                                                                    ------------
           REAL ESTATE
  58,000   Mitsubishi Estate Co., Ltd.............................................................       682,868
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS
  10,400   Nintendo Co., Ltd......................................................................     1,817,057
  52,000   Yamaha Corp............................................................................       568,566
                                                                                                    ------------
                                                                                                       2,385,623
                                                                                                    ------------
           SEMICONDUCTORS
   3,800   Rohm Co. Ltd...........................................................................     1,111,321
                                                                                                    ------------
           SPECIALTY CHEMICALS
 146,000   Daicel Chemical Industries, Ltd........................................................       471,057
 103,000   Kaneka Corp............................................................................     1,135,915
 126,000   Mitsubishi Chemical Corp...............................................................       517,076
  45,000   NIFCO Inc..............................................................................       574,811
  74,000   Shin-Etsu Polymer Co., Ltd.............................................................       612,943
                                                                                                    ------------
                                                                                                       3,311,802
                                                                                                    ------------
           SPECIALTY FOODS/CANDY
  20,000   House Foods Corp.......................................................................       309,434
                                                                                                    ------------
           TELECOMMUNICATIONS
     117   Nippon Telegraph & Telephone Corp......................................................     1,556,321
                                                                                                    ------------
           UTILITIES
  22,700   Tokyo Electric Power Co................................................................       553,580
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS
  18,000   Nissei Sangyo Co., Ltd.................................................................       263,208
                                                                                                    ------------
           TOTAL JAPAN............................................................................    52,130,959
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           MALAYSIA (2.4%)
           ALCOHOLIC BEVERAGES
  46,000   Carlsberg Brewery (Malaysia) Berhad....................................................  $    151,312
                                                                                                    ------------
           CASINO/GAMBLING
  97,000   Tanjong PLC............................................................................       232,283
                                                                                                    ------------
           CONTAINERS/PACKAGING
  24,000   Malaysian Pacific Industries Berhad....................................................       246,309
                                                                                                    ------------
           ELECTRIC UTILITIES
  54,000   Tenaga Nasional Berhad.................................................................       176,206
                                                                                                    ------------
           HOTELS/RESORTS
  65,000   Resorts World Berhad...................................................................       177,890
                                                                                                    ------------
           INTERNATIONAL BANKS
  34,000   Commerce Asset-Holdings Berhad.........................................................        98,419
 144,000   Malayan Banking Berhad.................................................................       583,564
 244,000   Public Bank Berhad.....................................................................       224,731
                                                                                                    ------------
                                                                                                         906,714
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS
 108,000   Digi.com Berhad*.......................................................................       197,521
                                                                                                    ------------
           TELECOMMUNICATIONS
 102,000   Telekom Malaysia Berhad................................................................       351,622
                                                                                                    ------------
           TOBACCO
  18,400   British American Tobacco (Malaysia) Berhad.............................................       150,101
                                                                                                    ------------

           TOTAL MALAYSIA.........................................................................     2,589,958
                                                                                                    ------------

           NEW ZEALAND (0.2%)
           TELECOMMUNICATIONS
  73,600   Telecom Corporation of New Zealand Ltd.................................................       256,778
                                                                                                    ------------

           SINGAPORE (4.4%)
           AIRLINES
  56,000   Singapore Airlines Ltd.................................................................       553,942
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES
  56,000   St Assembly Test Services Ltd..........................................................       143,830
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS
  50,100   Natsteel Electronics Ltd...............................................................       153,601
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING
  75,000   Omni Industries Ltd....................................................................       123,648
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC COMPONENTS
  28,600   Venture Manufacturing Ltd..............................................................  $    291,178
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION
  81,000   SIA Engineering Co., Ltd.*.............................................................        90,901
                                                                                                    ------------
           INTERNATIONAL BANKS
  79,182   DBS Group Holdings Ltd.................................................................     1,016,857
  76,086   Overseas - Chinese Banking Corp., Ltd..................................................       523,760
  44,544   Overseas Union Bank Ltd................................................................       172,641
                                                                                                    ------------
                                                                                                       1,713,258
                                                                                                    ------------
           MARINE TRANSPORTATION
  87,000   Neptune Orient Lines Ltd...............................................................        80,523
  47,500   Sembcorp Logistics Ltd.................................................................       266,530
                                                                                                    ------------
                                                                                                         347,053
                                                                                                    ------------
           MULTI-SECTOR COMPANIES
  67,000   Keppel Corp., Ltd......................................................................       144,953
                                                                                                    ------------
           NEWSPAPERS
  40,019   Singapore Press Holdings Ltd...........................................................       625,044
                                                                                                    ------------
           REAL ESTATE
  37,400   City Developments Ltd..................................................................       144,953
                                                                                                    ------------
           SEMICONDUCTORS
  40,000   Chartered Semiconductor Manufacturing Ltd.*............................................       349,395
                                                                                                    ------------

           TOTAL SINGAPORE........................................................................     4,681,756
                                                                                                    ------------

           SOUTH KOREA (8.3%)
           ADVERTISING
   2,020   Cheil Communications Inc...............................................................       263,561
                                                                                                    ------------
           CATALOG/SPECIALTY DISTRIBUTION
   1,490   LG Home Shopping Inc...................................................................       141,631
                                                                                                    ------------
           CELLULAR TELEPHONE
     550   SK Telecom Co., Ltd....................................................................       180,021
  27,800   SK Telecom Co., Ltd. (ADR).............................................................     1,009,488
  11,250   Telson Electronics Co., Ltd............................................................       119,547
                                                                                                    ------------
                                                                                                       1,309,056
                                                                                                    ------------
           DEPARTMENT STORES
   2,740   CJ39 Shopping Corp.....................................................................        89,683
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS
     240   LG Information & Communication Ltd.....................................................        13,494
  11,947   Samsung Electronics Co.................................................................     3,953,229
                                                                                                    ------------
                                                                                                       3,966,723
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRIC UTILITIES
  25,690   Korea Electric Power Corp. (ADR).......................................................  $    473,659
                                                                                                    ------------
           ELECTRICAL PRODUCTS
  11,835   Prochips Technology Inc................................................................        46,803
                                                                                                    ------------
           ELECTRONIC COMPONENTS
   6,426   Samsung Electro-Mechanics Co...........................................................       402,795
                                                                                                    ------------
           INTERNATIONAL BANKS
  15,260   H&CB...................................................................................       357,159
  21,288   Kookmin Bank...........................................................................       271,075
  25,540   Shinhan Bank...........................................................................       240,479
                                                                                                    ------------
                                                                                                         868,713
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES
   4,125   Dongwon Securities Co..................................................................        29,740
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS
   1,820   Korea Telecom Freetel*.................................................................       121,263
     940   Locus Corp.*...........................................................................        76,286
                                                                                                    ------------
                                                                                                         197,549
                                                                                                    ------------
           SEMICONDUCTORS
   8,089   Hyundai Electronics Industries Co......................................................       159,582
                                                                                                    ------------
           SPECIALTY FOODS/CANDY
   3,970   Tong Yang Confectionery Corp...........................................................        86,331
                                                                                                    ------------
           STEEL/IRON ORE
   8,400   Pohang Iron & Steel Co., Ltd. (ADR)....................................................       201,600
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT
   9,040   Communication Network Interface Inc....................................................        49,855
  11,090   Humax Co., Ltd.........................................................................       153,648
                                                                                                    ------------
                                                                                                         203,503
                                                                                                    ------------
           TELECOMMUNICATIONS
     310   Korea Telecom Corp.....................................................................        27,299
   7,880   Korea Telecom Corp. (ADR)..............................................................       381,195
                                                                                                    ------------
                                                                                                         408,494
                                                                                                    ------------

           TOTAL SOUTH KOREA......................................................................     8,849,423
                                                                                                    ------------

           TAIWAN (6.9%)
           COMPUTER COMMUNICATIONS
   4,148   Accton Technology Corp. (GDR)*.........................................................        18,355
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           E.D.P. PERIPHERALS
  25,598   Acer Peripherals Inc. (GDR)............................................................  $    722,899
   7,935   D-Link Corp. (GDR).....................................................................        91,052
  14,100   Hon Hai Precision Industry Co., Ltd. (GDR)*............................................       350,385
                                                                                                    ------------
                                                                                                       1,164,336
                                                                                                    ------------
           ELECTRONIC COMPONENTS
  24,134   Ritek Corp. (GDR)*.....................................................................       193,076
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING
  20,337   Acer Inc. (GDR)*.......................................................................       190,151
  83,241   Asustek Computer Inc. (GDR)............................................................       769,984
  22,591   Compal Electronics Inc. (GDS)..........................................................       277,309
                                                                                                    ------------
                                                                                                       1,237,444
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT
  57,141   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)......................................     2,214,249
                                                                                                    ------------
           INTERNET SERVICES
  18,200   GigaMedia Ltd.*........................................................................       218,400
                                                                                                    ------------
           SEMICONDUCTORS
  18,900   Advanced Semiconductor Engineering Inc. (GDR)*.........................................       318,937
  18,293   Macronix International Co., Ltd. (ADR).................................................       466,489
  45,700   Siliconware Precision Industries Co. (ADR)*............................................       422,725
  18,981   Winbond Electronics Corp. (GDR)*.......................................................       548,551
                                                                                                    ------------
                                                                                                       1,756,702
                                                                                                    ------------
           STEEL/IRON ORE
   6,900   China Steel Corp. (GDR)................................................................        94,013
                                                                                                    ------------
           TEXTILES
  34,600   Far Eastern Textiles Ltd. - 144A*+ (GDS)...............................................       436,825
                                                                                                    ------------

           TOTAL TAIWAN...........................................................................     7,333,400
                                                                                                    ------------

           THAILAND (1.0%)
           BUILDING MATERIALS
  30,666   Siam City Cement Co. PCL...............................................................       115,721
                                                                                                    ------------
           CELLULAR TELEPHONE
  26,400   Advanced Info Service PCL..............................................................       328,486
                                                                                                    ------------
           ELECTRONIC COMPONENTS
  26,433   Delta Electronics Public Co., Ltd......................................................       171,188
                                                                                                    ------------
           INTERNATIONAL BANKS
 215,700   Siam Commercial Bank (Warrants due 05/10/02)...........................................        25,299
 202,100   Thai Farmers Bank PCL..................................................................       170,048
                                                                                                    ------------
                                                                                                         195,347
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MOVIES/ENTERTAINMENT
  26,600   BEC World PCL..........................................................................  $    154,635
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS
   9,200   Total Access Communication PCL.........................................................        36,984
                                                                                                    ------------
           REAL ESTATE
 301,800   Golden Land Property Development Company Ltd...........................................        46,170
                                                                                                    ------------

           TOTAL THAILAND.........................................................................     1,048,531
                                                                                                    ------------

TOTAL COMMON STOCKS AND WARRANTS
(IDENTIFIED COST $83,515,380) (A).........................................................   97.8%    104,023,811

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    2.2       2,388,920
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 106,412,731
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
GDS  Global Depository Shares.
 *   Non-income producing security.
 +   Resale is restricted to qualified institutional investors.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $25,860,956 and the aggregate gross unrealized depreciation is $5,352,525, resulting in net unrealized appreciation of $20,508,431.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2000:

CONTRACTS TO   IN EXCHANGE   DELIVERY   UNREALIZED
   DELIVER         FOR         DATE    APPRECIATION
----------------------------------------------------
JPY  5,097,116   $48,086     07/03/00      $228
THB    48,411    $ 1,234     07/03/00         3
INR  7,447,096   $   849     07/05/00         8
THB   346,182    $ 8,827     07/05/00        13
THB   149,445    $ 3,810     07/05/00         8
INR  3,735,391   $   426     07/06/00         3
INR  7,637,773   $   870     07/07/00         2
                                           ----
      Total unrealized
      appreciation...................      $265
                                           ====

CURRENCY ABBREVIATIONS:
------------------------

INR  Indonesian Rupiah.
JPY  Japanese yen.
THB  Thai Bat.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - PACIFIC GROWTH SUMMARY OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Advertising.......................................................................  $    263,561      0.3%
Airlines..........................................................................     1,134,624      1.1
Alcoholic Beverages...............................................................       454,402      0.4
Broadcasting......................................................................       359,126      0.3
Building Materials................................................................       260,697      0.3
Building Products.................................................................       262,868      0.3
Casino/Gambling...................................................................       232,283      0.2
Catalog/Specialty Distribution....................................................       141,631      0.1
Cellular Telephone................................................................     3,208,166      3.0
Computer Communications...........................................................        18,355      0.0
Computer Software.................................................................     1,525,049      1.4
Consumer Electronics/Appliances...................................................     3,818,002      3.6
Containers/Packaging..............................................................       246,309      0.2
Department Stores.................................................................        89,683      0.1
Diversified Commercial Services...................................................     2,047,403      1.9
Diversified Electronic Products...................................................    12,256,696     11.5
Diversified Manufacturing.........................................................     1,004,445      1.0
E.D.P. Peripherals................................................................     2,452,072      2.3
E.D.P. Services...................................................................       879,540      0.8
Electric Utilities................................................................       649,865      0.6
Electrical Products...............................................................       877,515      0.8
Electronic Components.............................................................     2,903,661      2.7
Electronic Data Processing........................................................     3,713,713      3.5
Electronic Distributors...........................................................       520,755      0.5
Electronic Production Equipment...................................................     2,379,058      2.2
Engineering & Construction........................................................        90,901      0.1
Finance Companies.................................................................     1,302,330      1.2
Food Chains.......................................................................       573,509      0.5
Generic Drugs.....................................................................       204,496      0.2
Home Building.....................................................................     1,182,198      1.1
Home Furnishings..................................................................        99,057      0.1
Hotels/Resorts....................................................................       213,865      0.2
Industrial Machinery/Components...................................................     6,389,377      6.0
Industrial Specialties............................................................       942,623      0.9
International Banks...............................................................     5,765,968      5.4
Internet Services.................................................................       316,200      0.3
Investment Bankers/Brokers/Services...............................................        29,740      0.0
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Major Pharmaceuticals.............................................................  $  1,016,745      1.0%
Marine Transportation.............................................................       782,052      0.7
Meat/Poultry/Fish.................................................................       511,792      0.5
Media Conglomerates...............................................................     1,456,475      1.4
Medical/Nursing Services..........................................................       105,557      0.1
Motor Vehicles....................................................................     2,763,179      2.6
Movies/Entertainment..............................................................       279,929      0.3
Multi-Sector Companies............................................................     4,489,896      4.2
Natural Gas.......................................................................       502,787      0.5
Newspapers........................................................................       625,044      0.6
Office Equipment/Supplies.........................................................     3,182,406      3.0
Office/Plant Automation...........................................................       216,266      0.2
Other Metals/Minerals.............................................................       838,684      0.8
Other Pharmaceuticals.............................................................     2,799,890      2.6
Other Telecommunications..........................................................     2,925,176      2.8
Package Goods/Cosmetics...........................................................        45,884      0.0
Paints/Coatings...................................................................       125,588      0.1
Photographic Products.............................................................     1,351,132      1.3
Pollution Control Equipment.......................................................       793,019      0.8
Precious Metals...................................................................       118,115      0.1
Printing/Forms....................................................................       959,406      0.9
Real Estate.......................................................................     3,574,744      3.4
Recreational Products/Toys........................................................     2,385,623      2.2
Semiconductors....................................................................     3,377,001      3.2
Specialty Chemicals...............................................................     3,311,802      3.1
Specialty Foods/Candy.............................................................       395,765      0.4
Steel/Iron Ore....................................................................       295,613      0.3
Telecommunication Equipment.......................................................       203,503      0.2
Telecommunications................................................................     3,516,718      3.3
Textiles..........................................................................       436,825      0.4
Tobacco...........................................................................       211,378      0.2
Utilities.........................................................................       553,580      0.5
Wholesale Distributors............................................................     1,062,494      1.0
                                                                                    ------------     ----
                                                                                    $$104,023,811    97.8%
                                                                                    ------------     ----
                                                                                    ------------     ----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $$103,998,512    97.8%
Warrants..........................................................................        25,299      0.0
                                                                                    ------------     ----
                                                                                    $$104,023,811    97.8%
                                                                                    ------------     ----
                                                                                    ------------     ----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
  SHARES                                                                                VALUE
--------------------------------------------------------------------------------------------------
            COMMON STOCKS (91.0%)
            ADVERTISING (1.1%)
   221,000  Interpublic Group of Companies, Inc...................................  $    9,503,000
   120,000  Omnicom Group, Inc....................................................      10,687,500
    11,850  Valassis Communications, Inc.*........................................         451,781
    16,400  WPP Group PLC (ADR) (United Kingdom)..................................       1,181,825
                                                                                    --------------
                                                                                        21,824,106
                                                                                    --------------
            ALCOHOLIC BEVERAGES (0.9%)
   251,800  Anheuser-Busch Companies, Inc.........................................      18,806,312
                                                                                    --------------
            BEVERAGES - NON-ALCOHOLIC (1.1%)
   488,000  PepsiCo, Inc..........................................................      21,685,500
                                                                                    --------------
            BIOTECHNOLOGY (5.2%)
    40,000  Abgenix, Inc.*........................................................       4,792,500
    77,980  Alkermes, Inc.*.......................................................       3,669,934
   100,000  Amgen Inc.*...........................................................       7,025,000
    19,570  Cephalon, Inc.*.......................................................       1,198,662
    52,500  Chiron Corp.*.........................................................       2,493,750
   226,970  COR Therapeutics, Inc.*...............................................      19,349,192
    85,000  Genentech, Inc.*......................................................      14,620,000
   166,000  IDEC Pharmaceuticals Corp.*...........................................      19,463,500
   138,600  Immunex Corp.*........................................................       6,852,037
   204,000  MedImmune, Inc.*......................................................      15,083,250
    60,300  Millennium Pharmaceuticals, Inc.*.....................................       6,742,294
    34,900  Trimeris, Inc.*.......................................................       2,440,819
                                                                                    --------------
                                                                                       103,730,938
                                                                                    --------------
            BROADCASTING (2.4%)
   224,000  Clear Channel Communications, Inc.....................................      16,800,000
    75,000  Grupo Televisa S.A. (GDR) (Mexico)*...................................       5,170,312
   131,500  Univision Communications, Inc. (Class A)*.............................      13,610,250
   428,300  USA Networks, Inc.*...................................................       9,261,987
    87,800  XM Satellite Radio Holdings Inc. (Class A)............................       3,281,525
                                                                                    --------------
                                                                                        48,124,074
                                                                                    --------------
NUMBER OF
  SHARES                                                                                VALUE
--------------------------------------------------------------------------------------------------
            CABLE TELEVISION (1.1%)
   458,400  AT&T Corp. - Liberty Media Group (Class A)*...........................  $   11,116,200
   275,000  Comcast Corp. (Class A Special)*......................................      11,154,687
                                                                                    --------------
                                                                                        22,270,887
                                                                                    --------------
            CELLULAR TELEPHONE (0.8%)
   280,000  Sprint Corp. (PCS Group)*.............................................      16,660,000
                                                                                    --------------
            CLOTHING/SHOE/ACCESSORY STORES (0.1%)
    58,000  Limited (The), Inc....................................................       1,254,250
                                                                                    --------------
            COMPUTER COMMUNICATIONS (3.6%)
   686,000  Cisco Systems, Inc.*..................................................      43,603,875
   156,800  Extreme Networks, Inc.*...............................................      16,454,200
    74,000  Juniper Networks, Inc.*...............................................      10,767,000
    18,200  StorageNetworks, Inc.*................................................       1,642,550
                                                                                    --------------
                                                                                        72,467,625
                                                                                    --------------
            COMPUTER SOFTWARE (5.1%)
   150,000  Check Point Software Technologies Ltd. (Israel)*......................      31,837,500
    22,510  i2 Technologies, Inc.*................................................       2,346,667
   661,000  Oracle Corp.*.........................................................      55,524,000
    39,400  Precise Software Solutions Ltd.*......................................         945,600
    80,000  Siebel Systems, Inc.*.................................................      13,085,000
                                                                                    --------------
                                                                                       103,738,767
                                                                                    --------------
            CONTRACT DRILLING (1.8%)
   269,700  ENSCO International Inc...............................................       9,658,631
   355,000  Global Marine, Inc.*..................................................      10,006,562
   325,000  R&B Falcon Corp.*.....................................................       7,657,812
   160,000  Transocean Sedco Forex Inc............................................       8,550,000
                                                                                    --------------
                                                                                        35,873,005
                                                                                    --------------
            DIVERSIFIED ELECTRONIC PRODUCTS (0.6%)
     6,350  Exfo Electro-Optical Engineering Inc. (Canada)*.......................         278,606
    40,000  Gemstar International Group Ltd.*.....................................       2,457,500
     6,500  JDS Uniphase Corp.*...................................................         778,781
   180,000  Koninklijke (Royal) Philips Electronics NV (Netherlands)..............       8,550,000
                                                                                    --------------
                                                                                        12,064,887
                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                VALUE
--------------------------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES (3.6%)
   240,000  American Express Co...................................................  $   12,510,000
   850,000  Citigroup, Inc........................................................      51,212,500
   100,000  Providian Financial Corp..............................................       9,000,000
                                                                                    --------------
                                                                                        72,722,500
                                                                                    --------------
            E.D.P. SERVICES (0.7%)
   195,000  Automatic Data Processing, Inc........................................      10,444,687
    69,000  First Data Corp.......................................................       3,424,125
                                                                                    --------------
                                                                                        13,868,812
                                                                                    --------------
            ELECTRIC UTILITIES (0.3%)
   100,640  Calpine Corp.*........................................................       6,617,080
                                                                                    --------------
            ELECTRICAL PRODUCTS (0.4%)
   199,000  American Power Conversion Corp.*......................................       8,109,250
    17,900  Capstone Turbine Corp.*...............................................         808,856
                                                                                    --------------
                                                                                         8,918,106
                                                                                    --------------
            ELECTRONIC COMPONENTS (1.4%)
   218,000  Amphenol Corp. (Class A)*.............................................      14,428,875
    61,000  Flextronics International, Ltd. (Singapore)*..........................       4,189,937
   195,000  Jabil Circuit, Inc.*..................................................       9,676,875
                                                                                    --------------
                                                                                        28,295,687
                                                                                    --------------
            ELECTRONIC DATA PROCESSING (3.2%)
    72,000  Hewlett-Packard Co....................................................       8,991,000
   134,790  International Business Machines Corp..................................      14,767,929
   439,800  Sun Microsystems, Inc.*...............................................      39,994,312
                                                                                    --------------
                                                                                        63,753,241
                                                                                    --------------
            ELECTRONIC PRODUCTION EQUIPMENT (1.8%)
   146,000  Applied Materials, Inc.*..............................................      13,231,250
   148,600  ASM Lithography Holding NV (Netherlands)*.............................       6,547,688
    43,700  Credence Systems Corp.*...............................................       2,408,963
   151,800  Cymer, Inc.*..........................................................       7,229,475
    83,300  Teradyne, Inc.*.......................................................       6,122,550
                                                                                    --------------
                                                                                        35,539,926
                                                                                    --------------
            ENGINEERING & CONSTRUCTION (0.0%)
    15,000  Metromedia Fiber Network, Inc. (Class A)*.............................         595,313
                                                                                    --------------
NUMBER OF
  SHARES                                                                                VALUE
--------------------------------------------------------------------------------------------------
            FINANCE COMPANIES (1.0%)
   410,300  Household International, Inc..........................................  $   17,053,094
    86,600  MBNA Corp.............................................................       2,349,025
                                                                                    --------------
                                                                                        19,402,119
                                                                                    --------------
            GENERIC DRUGS (1.7%)
   266,000  Alpharma Inc. (Class A)...............................................      16,558,500
   300,000  Ivax Corp.*...........................................................      12,450,000
   115,000  Watson Pharmaceuticals, Inc.*.........................................       6,181,250
                                                                                    --------------
                                                                                        35,189,750
                                                                                    --------------
            INTERNET SERVICES (3.7%)
   168,300  Art Technology Group, Inc.*...........................................      16,987,781
   175,800  BEA Systems, Inc.*....................................................       8,680,125
   185,290  BroadVision, Inc.*....................................................       9,403,468
    32,800  Inktomi Corp.*........................................................       3,878,600
   200,000  VeriSign, Inc.*.......................................................      35,262,500
    28,500  Virage, Inc.*.........................................................         514,781
                                                                                    --------------
                                                                                        74,727,255
                                                                                    --------------
            INVESTMENT BANKERS/BROKERS/SERVICES (3.0%)
   253,210  Lehman Brothers Holdings, Inc.........................................      23,944,171
   285,500  Merrill Lynch & Co., Inc..............................................      32,832,500
   118,700  Schwab (Charles) Corp.................................................       3,991,288
                                                                                    --------------
                                                                                        60,767,959
                                                                                    --------------
            MAJOR BANKS (1.5%)
   290,000  Bank of New York Co., Inc.............................................      13,485,000
   494,970  FleetBoston Financial Corp............................................      16,828,980
                                                                                    --------------
                                                                                        30,313,980
                                                                                    --------------
            MAJOR PHARMACEUTICALS (8.5%)
   370,000  Abbott Laboratories...................................................      16,488,125
   413,000  American Home Products Corp...........................................      24,263,750
   148,000  Aventis (ADR) (France)................................................      10,739,250
   248,000  Johnson & Johnson.....................................................      25,265,000
    54,000  Merck & Co., Inc......................................................       4,137,750
 1,181,500  Pfizer Inc............................................................      56,712,000
   160,000  Pharmacia Corp........................................................       8,270,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                VALUE
--------------------------------------------------------------------------------------------------
   209,000  Schering-Plough Corp..................................................  $   10,554,500
   227,000  Smithkline Beecham PLC (ADR) (United Kingdom).........................      14,797,563
                                                                                    --------------
                                                                                       171,227,938
                                                                                    --------------
            MEDIA CONGLOMERATES (4.3%)
   630,000  Disney (Walt) Co. (The)...............................................      24,451,875
   194,100  Fox Entertainment Group, Inc. (Series A)*.............................       5,895,788
   400,000  News Corporation Ltd. (The) (ADR) (Australia).........................      21,800,000
   510,000  Viacom, Inc. (Class B)*...............................................      34,775,625
                                                                                    --------------
                                                                                        86,923,288
                                                                                    --------------
            MEDICAL SPECIALTIES (2.2%)
   171,000  ALZA Corp.*...........................................................      10,110,375
   172,000  Baxter International, Inc.............................................      12,093,750
    37,000  Cytyc Corp.*..........................................................       1,972,563
    62,190  Inhale Therapeutic Systems, Inc.*.....................................       6,308,398
   100,000  Invitrogen Corp.*.....................................................       7,518,750
    56,100  MiniMed, Inc.*........................................................       6,633,825
                                                                                    --------------
                                                                                        44,637,661
                                                                                    --------------
            MEDICAL/DENTAL DISTRIBUTORS (1.0%)
   135,000  Andrx Corp.*..........................................................       8,623,125
   155,250  Cardinal Health, Inc..................................................      11,488,500
                                                                                    --------------
                                                                                        20,111,625
                                                                                    --------------
            METALS FABRICATIONS (0.4%)
     8,000  Coflexip, S.A. (ADR) (France).........................................         482,000
   284,400  Grant Predico, Inc.*..................................................       7,110,000
                                                                                    --------------
                                                                                         7,592,000
                                                                                    --------------
            MILITARY/GOV'T/TECHNICAL (0.4%)
    84,000  General Motors Corp. (Class H)*.......................................       7,371,000
                                                                                    --------------
            MULTI-LINE INSURANCE (2.2%)
   292,000  American International Group, Inc.....................................      34,310,000
   133,300  AXA (ADR) (France)....................................................      10,605,681
                                                                                    --------------
                                                                                        44,915,681
                                                                                    --------------
            MULTI-SECTOR COMPANIES (1.1%)
   397,000  General Electric Co...................................................      21,041,000
                                                                                    --------------
            OIL & GAS PRODUCTION (0.8%)
    70,000  Devon Energy Corp.....................................................       3,933,125
   235,000  EOG Resources, Inc....................................................       7,872,500
NUMBER OF
  SHARES                                                                                VALUE
--------------------------------------------------------------------------------------------------
    21,300  Kerr-McGee Corp.......................................................  $    1,255,369
   145,000  Union Pacific Resources Group, Inc....................................       3,190,000
                                                                                    --------------
                                                                                        16,250,994
                                                                                    --------------
            OIL/GAS TRANSMISSION (0.8%)
   260,000  Enron Corp............................................................      16,770,000
                                                                                    --------------
            OILFIELD SERVICES/EQUIPMENT (2.7%)
   216,000  Baker Hughes Inc......................................................       6,912,000
   433,000  BJ Services Co.*......................................................      27,062,500
    85,000  Cooper Cameron Corp.*.................................................       5,610,000
    79,800  Schlumberger Ltd......................................................       5,955,075
   131,820  Smith International, Inc.*............................................       9,598,144
                                                                                    --------------
                                                                                        55,137,719
                                                                                    --------------
            OTHER PHARMACEUTICALS (3.5%)
    87,000  Allergan, Inc.........................................................       6,481,500
   125,100  Celgene Corp.*........................................................       7,365,263
    89,000  Elan Corp. PLC (ADR) (Ireland)*.......................................       4,310,938
   140,000  Forest Laboratories, Inc.*............................................      14,140,000
    65,500  Medicis Pharmaceutical Corp. (Class A)*...............................       3,733,500
    48,700  Sepracor, Inc.*.......................................................       5,871,394
   525,200  Teva Pharmaceutical Industries Ltd. (ADR) (Israel)....................      29,115,775
                                                                                    --------------
                                                                                        71,018,370
                                                                                    --------------
            OTHER TELECOMMUNICATIONS (0.1%)
    84,400  Asia Satellite Telecommunications Holdings Ltd. (ADR) (Hong Kong).....       2,890,700
                                                                                    --------------
            PACKAGE GOODS/COSMETICS (0.5%)
   218,100  Avon Products, Inc....................................................       9,705,450
                                                                                    --------------
            PRECISION INSTRUMENTS (1.2%)
   199,500  Waters Corp.*.........................................................      24,900,094
                                                                                    --------------
            SAVINGS & LOAN ASSOCIATIONS (0.2%)
   102,700  Golden West Financial Corp............................................       4,191,444
                                                                                    --------------
            SEMICONDUCTORS (8.8%)
   477,300  Intel Corp............................................................      63,779,213
   725,000  Micron Technology, Inc.*..............................................      63,845,313
   100,000  SDL, Inc.*............................................................      28,518,750
   246,800  TranSwitch Corp.*.....................................................      19,049,875
                                                                                    --------------
                                                                                       175,193,151
                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                VALUE
--------------------------------------------------------------------------------------------------
            SERVICES TO THE HEALTH INDUSTRY (0.0%)
    10,000  MedQuist Inc.*........................................................  $      340,000
                                                                                    --------------
            TELECOMMUNICATION EQUIPMENT (6.2%)
    11,100  Accelerated Networks, Inc.*...........................................         467,588
    58,000  Alcatel (ADR) (France)................................................       3,857,000
    70,000  CIENA Corp.*..........................................................      11,663,750
   177,700  Comverse Technology, Inc.*............................................      16,526,100
   100,000  Corning Inc...........................................................      26,987,500
     5,400  New Focus, Inc.*......................................................         443,475
   456,000  Nortel Networks Corp. (Canada)........................................      31,122,000
    40,000  ONI Systems Corp.*....................................................       4,687,500
   333,200  Scientific - Atlanta, Inc.............................................      24,823,400
    80,000  UTStarcom, Inc.*......................................................       2,430,000
                                                                                    --------------
                                                                                       123,008,313
                                                                                    --------------
            TOTAL COMMON STOCKS
            (IDENTIFIED COST $1,516,604,548)......................................   1,832,438,507
                                                                                    --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENTS (7.4%)
            U.S. GOVERNMENT AGENCY (A) (7.2%)
$  145,000  Federal Home Loans Banks 6.57% due 07/03/00 (AMORTIZED COST
              $ 144,947,075)....................................................................     144,947,075
                                                                                                  --------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

            REPURCHASE AGREEMENT (0.2%)
$    2,717  The Bank of New York 7.0% due 07/30/00
              (dated 06/30/00; proceeds
              $2,717,708) (b) (IDENTIFIED COST
              $2,717,179).......................................................................  $    2,717,179
                                                                                                  --------------

            TOTAL SHORT-TERM INVESTMENTS
            (IDENTIFIED COST $147,664,254)......................................................     147,664,254
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,664,268,802) (C)....................................................   98.4%    1,980,102,761

OTHER ASSETS IN EXCESS OF LIABILITIES...................................................    1.6        33,208,174
                                                                                          -----   ---------------

NET ASSETS..............................................................................  100.0%  $ 2,013,310,935
                                                                                          -----   ---------------
                                                                                          -----   ---------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $2,706,281 Federal Home Loan Banks 6.75% due 02/01/02 valued at $2,771,572.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $340,070,442 and the aggregate gross unrealized depreciation is $24,236,483, resulting in net unrealized appreciation of $315,833,959.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (96.9%)
           ACCIDENT & HEALTH INSURANCE (0.1%)
   4,667   AFLAC, Inc.............................................................................  $    214,390
   4,228   UnumProvident Corp.....................................................................        84,824
                                                                                                    ------------
                                                                                                         299,214
                                                                                                    ------------
           ADVERTISING (0.3%)
   5,305   Interpublic Group of Companies, Inc....................................................       228,115
   3,123   Omnicom Group, Inc.....................................................................       278,142
   1,269   Young & Rubicam, Inc...................................................................        72,571
                                                                                                    ------------
                                                                                                         578,828
                                                                                                    ------------
           AEROSPACE (0.7%)
  15,950   Boeing Co..............................................................................       666,909
   1,887   Goodrich (B.F.) Co. (The)..............................................................        64,276
   7,037   Lockheed Martin Corp...................................................................       174,606
   1,227   Northrop Grumman Corp..................................................................        81,289
   8,273   United Technologies Corp...............................................................       487,073
                                                                                                    ------------
                                                                                                       1,474,153
                                                                                                    ------------
           AIR FREIGHT/DELIVERY SERVICES (0.1%)
   5,098   FedEx Corp.*...........................................................................       193,724
                                                                                                    ------------
           AIRLINES (0.2%)
   2,632   AMR Corp.*.............................................................................        69,583
   2,153   Delta Air Lines, Inc...................................................................       108,861
   8,725   Southwest Airlines Co..................................................................       165,230
   1,171   US Airways Group Inc.*.................................................................        45,669
                                                                                                    ------------
                                                                                                         389,343
                                                                                                    ------------
           ALCOHOLIC BEVERAGES (0.3%)
   7,943   Anheuser-Busch Companies, Inc..........................................................       593,243
   1,205   Brown-Forman Corp. (Class B)...........................................................        64,769
     640   Coors (Adolph) Co. (Class B)...........................................................        38,720
                                                                                                    ------------
                                                                                                         696,732
                                                                                                    ------------
           ALUMINUM (0.2%)
   3,847   Alcan Aluminium, Ltd. (Canada).........................................................       119,257
  15,192   Alcoa, Inc.............................................................................       440,568
                                                                                                    ------------
                                                                                                         559,825
                                                                                                    ------------
           APPAREL (0.0%)
     960   Liz Claiborne, Inc.....................................................................        33,840
     574   Russell Corp...........................................................................        11,480
   2,008   VF Corp................................................................................        47,815
                                                                                                    ------------
                                                                                                          93,135
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           AUTO PARTS: O.E.M. (0.2%)
   2,678   Dana Corp..............................................................................  $     56,740
   9,899   Delphi Automotive Systems Corp.........................................................       144,154
   1,278   Eaton Corp.............................................................................        85,626
   1,507   Johnson Controls, Inc..................................................................        77,328
   2,169   TRW Inc................................................................................        94,080
   2,775   Visteon Corp...........................................................................        33,642
                                                                                                    ------------
                                                                                                         491,570
                                                                                                    ------------
           AUTOMOTIVE AFTERMARKET (0.1%)
   1,298   Cooper Tire & Rubber Co................................................................        14,440
   3,110   Genuine Parts Co.......................................................................        62,200
   2,749   Goodyear Tire & Rubber Co..............................................................        54,980
                                                                                                    ------------
                                                                                                         131,620
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (1.7%)
  43,517   Coca Cola Co...........................................................................     2,499,508
   7,385   Coca-Cola Enterprises Inc..............................................................       120,468
  25,336   PepsiCo, Inc...........................................................................     1,125,868
                                                                                                    ------------
                                                                                                       3,745,844
                                                                                                    ------------
           BIOTECHNOLOGY (0.8%)
  18,053   Amgen Inc.*............................................................................     1,268,223
   2,608   Biogen, Inc.*..........................................................................       168,053
   3,556   MedImmune, Inc.*.......................................................................       262,922
                                                                                                    ------------
                                                                                                       1,699,198
                                                                                                    ------------
           BOOKS/MAGAZINES (0.0%)
   1,261   Harcourt General, Inc..................................................................        68,567
     893   Meredith Corp..........................................................................        30,139
                                                                                                    ------------
                                                                                                          98,706
                                                                                                    ------------
           BROADCASTING (0.2%)
   5,959   Clear Channel Communications, Inc......................................................       446,925
                                                                                                    ------------
           BUILDING MATERIALS (0.0%)
     975   Owens Corning..........................................................................         9,019
   1,771   Vulcan Materials Co....................................................................        75,600
                                                                                                    ------------
                                                                                                          84,619
                                                                                                    ------------
           BUILDING MATERIALS/DIY CHAINS (1.0%)
  40,677   Home Depot, Inc. (The).................................................................     2,031,308
   6,722   Lowe's Companies, Inc..................................................................       276,022
                                                                                                    ------------
                                                                                                       2,307,330
                                                                                                    ------------
           BUILDING PRODUCTS (0.1%)
     695   Armstrong Holdings, Inc................................................................        10,642
   7,888   Masco Corp.............................................................................       142,477
                                                                                                    ------------
                                                                                                         153,119
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CABLE TELEVISION (0.6%)
  15,783   Comcast Corp. (Class A Special)*.......................................................  $    640,198
  10,622   MediaOne Group, Inc.*..................................................................       704,385
                                                                                                    ------------
                                                                                                       1,344,583
                                                                                                    ------------
           CASINO/GAMBLING (0.0%)
   2,149   Harrah's Entertainment, Inc.*..........................................................        44,995
                                                                                                    ------------
           CELLULAR TELEPHONE (0.8%)
  13,333   Nextel Communications, Inc. (Class A)*.................................................       815,813
  16,091   Sprint Corp. (PCS Group)*..............................................................       957,414
                                                                                                    ------------
                                                                                                       1,773,227
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (0.3%)
  14,961   Gap, Inc. (The)........................................................................       467,531
   7,554   Limited (The), Inc.....................................................................       163,355
   2,367   Nordstrom, Inc.........................................................................        57,104
   5,274   TJX Companies, Inc.....................................................................        98,887
                                                                                                    ------------
                                                                                                         786,877
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (3.7%)
   6,168   3Com Corp.*............................................................................       355,045
   1,828   Adaptec, Inc.*.........................................................................        41,587
   3,204   Cabletron Systems, Inc.*...............................................................        80,901
 122,303   Cisco Systems, Inc.*...................................................................     7,773,884
                                                                                                    ------------
                                                                                                       8,251,417
                                                                                                    ------------
           COMPUTER SOFTWARE (6.4%)
   2,105   Adobe Systems, Inc.....................................................................       273,387
   1,025   Autodesk, Inc..........................................................................        35,555
   4,293   BMC Software, Inc.*....................................................................       156,426
   3,255   Citrix Systems, Inc.*..................................................................        61,642
  10,346   Computer Associates International, Inc.................................................       529,586
   6,338   Compuware Corp.*.......................................................................        65,361
   1,400   Mercury Interactive Corp.*.............................................................       135,450
  92,524   Microsoft Corp.*.......................................................................     7,396,137
   5,792   Novell, Inc.*..........................................................................        53,576
  49,905   Oracle Corp.*..........................................................................     4,192,020
   4,853   Parametric Technology Corp.*...........................................................        53,080
   4,852   PeopleSoft, Inc.*......................................................................        80,664
   1,034   Sapient Corp.*.........................................................................       110,509
   3,509   Siebel Systems, Inc.*..................................................................       573,941
   6,873   Veritas Software Corp.*................................................................       776,649
                                                                                                    ------------
                                                                                                      14,493,983
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER/VIDEO CHAINS (0.2%)
   3,594   Best Buy Co., Inc.*....................................................................  $    227,320
   3,575   Circuit City Stores, Inc. - Circuit City Group.........................................       118,645
   3,282   RadioShack Corp........................................................................       155,485
                                                                                                    ------------
                                                                                                         501,450
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.2%)
   6,129   Caterpillar, Inc.......................................................................       207,620
     730   Cummins Engine Co., Inc................................................................        19,892
   4,115   Deere & Co.............................................................................       152,255
   1,097   Navistar International Corp.*..........................................................        34,076
   1,345   PACCAR, Inc............................................................................        53,380
                                                                                                    ------------
                                                                                                         467,223
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (0.0%)
   1,378   Maytag Corp............................................................................        50,814
   1,284   Whirlpool Corp.........................................................................        59,866
                                                                                                    ------------
                                                                                                         110,680
                                                                                                    ------------
           CONSUMER SUNDRIES (0.0%)
   1,120   American Greetings Corp. (Class A).....................................................        21,280
                                                                                                    ------------
           CONTAINERS/PACKAGING (0.1%)
     525   Ball Corp..............................................................................        16,898
     934   Bemis Company, Inc.....................................................................        31,406
   2,245   Crown Cork & Seal Co., Inc.............................................................        33,675
   2,577   Owens-Illinois, Inc.*..................................................................        30,119
   2,974   Pactiv Corp.*..........................................................................        23,420
   1,471   Sealed Air Corp.*......................................................................        77,044
     922   Temple-Inland, Inc.....................................................................        38,724
                                                                                                    ------------
                                                                                                         251,286
                                                                                                    ------------
           CONTRACT DRILLING (0.1%)
   1,650   Rowan Companies, Inc.*.................................................................        50,119
   3,700   Transocean Sedco Forex Inc.*...........................................................       197,719
                                                                                                    ------------
                                                                                                         247,838
                                                                                                    ------------
           DEPARTMENT STORES (0.4%)
   1,646   Dillard's, Inc. (Class A)..............................................................        20,163
   3,763   Federated Department Stores, Inc.*.....................................................       127,001
   5,735   Kohl's Corp.*..........................................................................       319,009
   5,846   May Department Stores Co...............................................................       140,304
   4,589   Penney (J.C.) Co., Inc.................................................................        84,610
   6,199   Sears, Roebuck & Co....................................................................       202,242
                                                                                                    ------------
                                                                                                         893,329
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DISCOUNT CHAINS (2.4%)
   1,924   Consolidated Stores Corp.*.............................................................  $     23,088
   7,855   Costco Wholesale Corp.*................................................................       259,215
   5,786   Dollar General Corp....................................................................       112,827
   8,451   Kmart Corp.*...........................................................................        57,572
   8,017   Target Corp............................................................................       464,986
  78,363   Wal-Mart Stores, Inc...................................................................     4,515,668
                                                                                                    ------------
                                                                                                       5,433,356
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (0.2%)
   2,696   Convergys Corp.*.......................................................................       139,855
   6,528   Paychex, Inc...........................................................................       274,176
   2,269   Sabre Holdings Corp.*..................................................................        64,666
                                                                                                    ------------
                                                                                                         478,697
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.0%)
   3,306   Rockwell International Corp............................................................       104,139
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (2.3%)
  23,488   American Express Co....................................................................     1,224,312
  59,334   Citigroup, Inc.........................................................................     3,574,873
   5,678   Conseco, Inc...........................................................................        55,360
   2,505   Providian Financial Corp...............................................................       225,450
                                                                                                    ------------
                                                                                                       5,079,995
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (1.2%)
   2,491   Danaher Corp...........................................................................       123,149
   3,569   Dover Corp.............................................................................       144,768
  14,033   Honeywell International, Inc...........................................................       472,737
   1,546   ITT Industries, Inc....................................................................        46,960
   6,959   Minnesota Mining & Manufacturing Co....................................................       574,117
   2,747   Thermo Electron Corp.*.................................................................        57,859
  29,679   Tyco International Ltd. (Bermuda)......................................................     1,406,043
                                                                                                    ------------
                                                                                                       2,825,633
                                                                                                    ------------
           DRUGSTORE CHAINS (0.4%)
   6,860   CVS Corp...............................................................................       274,400
     683   Longs Drug Stores Corp.................................................................        14,855
   4,552   Rite Aid Corp.*........................................................................        29,872
  17,720   Walgreen Co............................................................................       570,362
                                                                                                    ------------
                                                                                                         889,489
                                                                                                    ------------
           E.D.P. PERIPHERALS (1.6%)
  38,152   EMC Corp.*.............................................................................     2,935,319
   2,272   Lexmark International Group, Inc.*.....................................................       152,792
   5,355   Network Appliance, Inc.*...............................................................       430,743
   3,995   Seagate Technology, Inc.*..............................................................       219,725
                                                                                                    ------------
                                                                                                       3,738,579
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           E.D.P. SERVICES (0.7%)
  11,028   Automatic Data Processing, Inc.........................................................  $    590,687
   2,548   Ceridian Corp.*........................................................................        61,311
   2,942   Computer Sciences Corp.*...............................................................       219,731
   8,190   Electronic Data Systems Corp...........................................................       337,837
   7,249   First Data Corp........................................................................       359,732
                                                                                                    ------------
                                                                                                       1,569,298
                                                                                                    ------------
           ELECTRIC UTILITIES (1.6%)
   7,494   AES Corp. (The)*.......................................................................       341,914
   2,413   Ameren Corp............................................................................        81,439
   5,627   American Electric Power Co.............................................................       166,700
   2,794   Cinergy Corp...........................................................................        71,072
   1,930   CMS Energy Corp........................................................................        42,701
   3,727   Consolidated Edison, Inc...............................................................       110,412
   2,630   Constellation Energy Group, Inc........................................................        85,639
   2,807   CP&L, Inc..............................................................................        89,649
   4,185   Dominion Resources, Inc................................................................       179,432
   2,508   DTE Energy Co..........................................................................        76,651
   6,461   Duke Energy Corp.......................................................................       364,239
   5,842   Edison International...................................................................       119,761
   4,043   Entergy Corp...........................................................................       109,919
   4,060   FirstEnergy Corp.......................................................................        94,902
   1,734   Florida Progress Corp..................................................................        81,281
   3,133   FPL Group, Inc.........................................................................       155,083
   2,142   GPU, Inc...............................................................................        57,968
   2,048   New Century Energies, Inc..............................................................        61,440
   3,031   Niagara Mohawk Holdings Inc.*..........................................................        42,245
   2,762   Northern States Power Co...............................................................        55,758
   2,981   PECO Energy Co.........................................................................       120,172
   6,775   PG & E Corp............................................................................       166,834
   1,490   Pinnacle West Capital Corp.............................................................        50,474
   2,536   PPL Corp...............................................................................        55,633
   3,794   Public Service Enterprise Group, Inc...................................................       131,367
   5,199   Reliant Energy, Inc....................................................................       153,695
  11,404   Southern Co............................................................................       265,856
   4,637   TXU Corp...............................................................................       136,791
   3,126   Unicom Corp............................................................................       120,937
                                                                                                    ------------
                                                                                                       3,589,964
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.4%)
   3,408   American Power Conversion Corp.*.......................................................       138,876
   1,634   Cooper Industries, Inc.................................................................        53,207
   7,503   Emerson Electric Co....................................................................       452,994

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   3,449   Molex Inc..............................................................................  $    166,199
   1,019   Thomas & Betts Corp....................................................................        19,488
                                                                                                    ------------
                                                                                                         830,764
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.3%)
   1,418   Andrew Corp.*..........................................................................        47,592
   2,266   Sanmina Corp.*.........................................................................       193,601
  10,483   Solectron Corp.*.......................................................................       438,976
                                                                                                    ------------
                                                                                                         680,169
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (5.2%)
   5,722   Apple Computer, Inc.*..................................................................       299,332
  29,854   Compaq Computer Corp...................................................................       763,143
  45,274   Dell Computer Corp.*...................................................................     2,232,574
   5,658   Gateway, Inc.*.........................................................................       321,091
  17,584   Hewlett-Packard Co.....................................................................     2,195,802
  31,170   International Business Machines Corp...................................................     3,415,063
   1,676   NCR Corp.*.............................................................................        65,259
  27,892   Sun Microsystems, Inc.*................................................................     2,536,429
   5,482   Unisys Corp.*..........................................................................        79,832
                                                                                                    ------------
                                                                                                      11,908,525
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
  14,199   Applied Materials, Inc.*...............................................................     1,286,784
   3,270   KLA-Tencor Corp.*......................................................................       191,499
   2,210   Novellus Systems, Inc.*................................................................       125,003
   3,045   Teradyne, Inc.*........................................................................       223,807
                                                                                                    ------------
                                                                                                       1,827,093
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.0%)
   1,343   Fluor Corp.............................................................................        42,472
                                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.1%)
   3,322   Allied Waste Industries, Inc.*.........................................................        33,220
  10,920   Waste Management, Inc..................................................................       207,480
                                                                                                    ------------
                                                                                                         240,700
                                                                                                    ------------
           FARMING/SEEDS/MILLING (0.0%)
  10,587   Archer-Daniels-Midland Co..............................................................       103,885
                                                                                                    ------------
           FINANCE COMPANIES (1.2%)
  12,806   Associates First Capital Corp. (Class A)...............................................       285,734
   3,443   Capital One Financial Corp.............................................................       153,644
   1,993   Countrywide Credit Industries, Inc.....................................................        60,413
  17,712   Fannie Mae.............................................................................       924,345
  12,223   Freddie Mac............................................................................       495,031
   8,319   Household International, Inc...........................................................       345,758
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  14,097   MBNA Corp..............................................................................  $    382,381
   2,761   SLM Holding Corp.......................................................................       103,365
                                                                                                    ------------
                                                                                                       2,750,671
                                                                                                    ------------
           FINANCIAL PUBLISHING/SERVICES (0.1%)
   2,843   Dun & Bradstreet Corp..................................................................        81,381
   2,482   Equifax, Inc...........................................................................        65,152
   3,420   McGraw-Hill Companies, Inc.............................................................       184,680
                                                                                                    ------------
                                                                                                         331,213
                                                                                                    ------------
           FLUID CONTROLS (0.0%)
   1,968   Parker-Hannifin Corp...................................................................        67,404
                                                                                                    ------------
           FOOD CHAINS (0.4%)
   7,448   Albertson's, Inc.......................................................................       247,646
     666   Great Atlantic & Pacific Tea Co., Inc..................................................        11,072
  14,681   Kroger Co.*............................................................................       323,900
   8,728   Safeway Inc.*..........................................................................       393,851
   2,537   Winn-Dixie Stores, Inc.................................................................        36,311
                                                                                                    ------------
                                                                                                       1,012,780
                                                                                                    ------------
           FOOD DISTRIBUTORS (0.1%)
   2,312   Supervalu, Inc.........................................................................        44,072
   5,858   SYSCO Corp.............................................................................       246,768
                                                                                                    ------------
                                                                                                         290,840
                                                                                                    ------------
           FOREST PRODUCTS (0.1%)
   2,998   Georgia-Pacific Corp...................................................................        78,697
   1,831   Louisiana-Pacific Corp.................................................................        19,912
   4,096   Weyerhaeuser Co........................................................................       176,128
                                                                                                    ------------
                                                                                                         274,737
                                                                                                    ------------
           GENERIC DRUGS (0.0%)
   1,698   Watson Pharmaceuticals, Inc.*..........................................................        91,267
                                                                                                    ------------
           HOME BUILDING (0.0%)
   1,031   Centex Corp............................................................................        24,228
     828   Kaufman & Broad Home Corp..............................................................        16,405
     724   Pulte Corp.............................................................................        15,656
                                                                                                    ------------
                                                                                                          56,289
                                                                                                    ------------
           HOME FURNISHINGS (0.1%)
   3,454   Leggett & Platt, Inc...................................................................        56,991
   4,686   Newell Rubbermaid, Inc.................................................................       120,664
   1,001   Tupperware Corp........................................................................        22,022
                                                                                                    ------------
                                                                                                         199,677
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           HOSPITAL/NURSING MANAGEMENT (0.2%)
   9,804   HCA - The Healthcare Corp..............................................................  $    297,796
   1,789   Manor Care, Inc.*......................................................................        12,523
   5,499   Tenet Healthcare Corp.*................................................................       148,473
                                                                                                    ------------
                                                                                                         458,792
                                                                                                    ------------
           HOTELS/RESORTS (0.2%)
  10,628   Carnival Corp..........................................................................       207,246
   6,476   Hilton Hotels Corp.....................................................................        60,712
   4,213   Marriott International, Inc. (Class A).................................................       151,931
                                                                                                    ------------
                                                                                                         419,889
                                                                                                    ------------
           INDUSTRIAL MACHINERY/COMPONENTS (0.2%)
   5,302   Illinois Tool Works Inc................................................................       302,214
   2,839   Ingersoll-Rand Co......................................................................       114,270
                                                                                                    ------------
                                                                                                         416,484
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES (0.1%)
   2,280   Ecolab, Inc............................................................................        89,062
     810   Millipore Corp.........................................................................        61,054
   2,174   Pall Corp..............................................................................        40,219
                                                                                                    ------------
                                                                                                         190,335
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.3%)
   4,499   AON Corp...............................................................................       139,750
   4,740   Marsh & McLennan Companies, Inc........................................................       495,034
                                                                                                    ------------
                                                                                                         634,784
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (4.1%)
   1,593   Amerada Hess Corp......................................................................        98,368
  11,463   Chevron Corp...........................................................................       972,206
  10,977   Conoco, Inc. (Class B).................................................................       269,623
  61,206   Exxon Mobil Corp.......................................................................     4,804,671
   4,463   Phillips Petroleum Co..................................................................       226,218
  37,701   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................     2,320,968
   9,706   Texaco, Inc............................................................................       516,844
   4,270   Unocal Corp............................................................................       141,444
                                                                                                    ------------
                                                                                                       9,350,342
                                                                                                    ------------
           INTERNET SERVICES (1.5%)
  40,393   America Online, Inc.*..................................................................     2,130,731
   9,552   Yahoo! Inc.*...........................................................................     1,183,254
                                                                                                    ------------
                                                                                                       3,313,985
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT BANKERS/BROKERS/SERVICES (1.6%)
   1,945   Bear Stearns Companies, Inc............................................................  $     80,961
   2,125   Lehman Brothers Holdings, Inc..........................................................       200,945
   6,820   Merrill Lynch & Co., Inc...............................................................       784,300
  19,900   Morgan Stanley Dean Witter & Co. (Note 4)..............................................     1,656,675
   2,560   Paine Webber Group, Inc................................................................       116,480
  23,940   Schwab (Charles) Corp..................................................................       804,982
                                                                                                    ------------
                                                                                                       3,644,343
                                                                                                    ------------
           INVESTMENT MANAGERS (0.1%)
   4,282   Franklin Resources, Inc................................................................       130,066
   2,123   Price (T.) Rowe Associates, Inc........................................................        90,227
                                                                                                    ------------
                                                                                                         220,293
                                                                                                    ------------
           LIFE INSURANCE (0.2%)
   4,367   American General Corp..................................................................       266,387
   1,818   Jefferson-Pilot Corp...................................................................       102,603
   3,371   Lincoln National Corp..................................................................       121,777
   2,253   Torchmark Corp.........................................................................        55,621
                                                                                                    ------------
                                                                                                         546,388
                                                                                                    ------------
           MAJOR BANKS (3.6%)
  29,138   Bank of America Corp...................................................................     1,252,934
  12,967   Bank of New York Co., Inc..............................................................       602,965
  20,165   Bank One Corp..........................................................................       535,633
   6,128   BB&T Corp..............................................................................       146,306
  21,745   Chase Manhattan Corp. (The)............................................................     1,001,629
   2,750   Comerica, Inc..........................................................................       123,406
  17,240   First Union Corp.......................................................................       427,767
  15,845   FleetBoston Financial Corp.............................................................       538,730
   3,903   Huntington Bancshares, Inc.............................................................        61,716
   7,644   KeyCorp................................................................................       134,725
   8,637   Mellon Financial Corp..................................................................       314,711
   2,854   Morgan (J.P.) & Co., Inc...............................................................       314,297
  10,659   National City Corp.....................................................................       181,869
   5,103   PNC Bank Corp..........................................................................       239,203
   2,955   SouthTrust Corp........................................................................        66,857
   2,829   State Street Corp......................................................................       300,051
   3,093   Summit Bancorp.........................................................................        76,165
   5,318   SunTrust Banks, Inc....................................................................       242,966
  13,219   U.S. Bancorp...........................................................................       254,466
   3,560   Wachovia Corp..........................................................................       193,130
  28,328   Wells Fargo & Co.......................................................................     1,097,710
                                                                                                    ------------
                                                                                                       8,107,236
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR CHEMICALS (0.7%)
  11,886   Dow Chemical Co. (The).................................................................  $    358,809
  18,414   Du Pont (E.I.) de Nemours & Co., Inc...................................................       805,613
   1,348   Eastman Chemical Co....................................................................        64,367
   1,885   Hercules Inc...........................................................................        26,508
   3,825   Rohm & Haas Co.........................................................................       131,963
   2,368   Union Carbide Corp.....................................................................       117,216
                                                                                                    ------------
                                                                                                       1,504,476
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (8.7%)
  27,242   Abbott Laboratories....................................................................     1,213,972
  22,931   American Home Products Corp............................................................     1,347,196
  34,682   Bristol-Myers Squibb Co................................................................     2,020,227
  24,455   Johnson & Johnson......................................................................     2,491,353
  19,856   Lilly (Eli) & Co.......................................................................     1,983,118
  40,429   Merck & Co., Inc.......................................................................     3,097,872
 110,653   Pfizer, Inc............................................................................     5,311,344
  22,316   Pharmacia Corp.........................................................................     1,153,458
  25,742   Schering-Plough Corp...................................................................     1,299,971
                                                                                                    ------------
                                                                                                      19,918,511
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (5.4%)
   5,543   ALLTEL Corp............................................................................       343,320
  55,302   AT&T Corp..............................................................................     1,748,926
  27,176   Bell Atlantic Corp.....................................................................     1,380,881
  33,081   BellSouth Corp.........................................................................     1,410,078
  16,927   GTE Corp...............................................................................     1,053,706
  59,809   SBC Communications, Inc................................................................     2,586,739
  15,413   Sprint Corp. (FON Group)...............................................................       786,063
   8,926   U.S. West, Inc.........................................................................       765,405
  50,339   WorldCom, Inc.*........................................................................     2,309,302
                                                                                                    ------------
                                                                                                      12,384,420
                                                                                                    ------------
           MANAGED HEALTH CARE (0.2%)
   2,482   Aetna Inc..............................................................................       159,313
   2,908   Humana, Inc.*..........................................................................        14,177
   2,855   UnitedHealth Group Inc.................................................................       244,816
   1,091   Wellpoint Health Networks, Inc.*.......................................................        79,029
                                                                                                    ------------
                                                                                                         497,335
                                                                                                    ------------
           MEAT/POULTRY/FISH (0.1%)
   8,655   ConAgra, Inc...........................................................................       164,986
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDIA CONGLOMERATES (2.2%)
  36,532   Disney (Walt) Co. (The)................................................................  $  1,417,898
  23,134   Time Warner, Inc.......................................................................     1,758,184
  26,813   Viacom, Inc. (Class B)*................................................................     1,828,311
                                                                                                    ------------
                                                                                                       5,004,393
                                                                                                    ------------
           MEDICAL EQUIPMENT & SUPPLIES (0.5%)
  21,044   Medtronic, Inc.........................................................................     1,048,254
                                                                                                    ------------
           MEDICAL SPECIALTIES (0.7%)
   1,805   ALZA Corp.*............................................................................       106,721
     889   Bard (C.R.), Inc.......................................................................        42,783
     933   Bausch & Lomb, Inc.....................................................................        72,191
   5,104   Baxter International, Inc..............................................................       358,875
   4,438   Becton, Dickinson & Co.................................................................       127,315
   2,080   Biomet, Inc............................................................................        79,950
   7,168   Boston Scientific Corp.*...............................................................       157,248
   5,388   Guidant Corp.*.........................................................................       266,706
   1,190   Mallinckrodt, Inc......................................................................        51,691
   3,663   PE Corporation-PE Biosystems Group.....................................................       241,300
   1,474   St. Jude Medical, Inc.*................................................................        67,620
                                                                                                    ------------
                                                                                                       1,572,400
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (0.2%)
   4,841   Cardinal Health, Inc...................................................................       358,234
   4,954   McKesson HBOC, Inc.....................................................................       103,724
                                                                                                    ------------
                                                                                                         461,958
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.0%)
   6,777   Healthsouth Corp.*.....................................................................        48,710
                                                                                                    ------------
           METALS FABRICATIONS (0.0%)
   1,075   Timken Co. (The).......................................................................        20,022
                                                                                                    ------------
           MID - SIZED BANKS (0.6%)
   6,907   AmSouth Bancorporation.................................................................       108,785
   5,446   Fifth Third Bancorp....................................................................       344,460
  17,055   Firstar Corp...........................................................................       359,221
   3,909   Northern Trust Corp....................................................................       254,085
   2,416   Old Kent Financial Corp................................................................        64,629
   3,879   Regions Financial Corp.................................................................        76,853
   4,965   Synovus Financial Corp.................................................................        87,508
   2,379   Union Planters Corp....................................................................        66,463
                                                                                                    ------------
                                                                                                       1,362,004
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (0.2%)
   3,528   General Dynamics Corp..................................................................       184,338
     864   PerkinElmer, Inc.*.....................................................................        57,132
   5,975   Raytheon Co. (Class B).................................................................       115,019
                                                                                                    ------------
                                                                                                         356,489
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MOTOR VEHICLES (0.7%)
  21,191   Ford Motor Co..........................................................................  $    911,213
   9,406   General Motors Corp....................................................................       546,136
   5,338   Harley-Davidson, Inc...................................................................       205,513
                                                                                                    ------------
                                                                                                       1,662,862
                                                                                                    ------------
           MOVIES/ENTERTAINMENT (0.2%)
   7,673   Seagram Co. Ltd. (Canada)..............................................................       445,034
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.8%)
  13,092   Allstate Corp. (Note 4)................................................................       291,297
  27,101   American International Group, Inc......................................................     3,184,368
   2,863   CIGNA Corp.............................................................................       267,691
   3,778   Hartford Financial Services Group, Inc.................................................       211,332
   2,244   Safeco Corp............................................................................        44,600
                                                                                                    ------------
                                                                                                       3,999,288
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (4.2%)
   1,065   Crane Co...............................................................................        25,893
   2,784   Fortune Brands, Inc....................................................................        64,206
 173,947   General Electric Co....................................................................     9,219,191
   1,034   McDermott International, Inc...........................................................         9,112
     706   National Service Industries, Inc.......................................................        13,767
   2,535   Textron, Inc...........................................................................       137,682
                                                                                                    ------------
                                                                                                       9,469,851
                                                                                                    ------------
           NATURAL GAS (0.1%)
     477   Eastern Enterprises....................................................................        30,051
     817   Nicor Inc..............................................................................        26,655
     513   ONEOK, Inc.............................................................................        13,306
     617   Peoples Energy Corp....................................................................        19,975
   3,591   Sempra Energy..........................................................................        61,047
                                                                                                    ------------
                                                                                                         151,034
                                                                                                    ------------
           NEWSPAPERS (0.3%)
   1,559   Dow Jones & Co., Inc...................................................................       114,197
   4,686   Gannett Co., Inc.......................................................................       280,281
   1,366   Knight-Ridder, Inc.....................................................................        72,654
   2,988   New York Times Co. (The) (Class A).....................................................       118,026
   4,087   Tribune Co.............................................................................       143,045
                                                                                                    ------------
                                                                                                         728,203
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (0.2%)
   1,972   Avery Dennison Corp....................................................................       132,371
   4,532   Pitney Bowes, Inc......................................................................       181,280
  11,714   Xerox Corp.............................................................................       243,066
                                                                                                    ------------
                                                                                                         556,717
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OIL & GAS PRODUCTION (0.3%)
   2,252   Anardarko Petroleum Corp...............................................................  $    111,052
   1,999   Apache Corp............................................................................       117,566
   3,785   Burlington Resources, Inc..............................................................       144,776
   1,657   Kerr-McGee Corp........................................................................        97,659
   6,481   Occidental Petroleum Corp..............................................................       136,506
   4,432   Union Pacific Resources Group, Inc.....................................................        97,504
                                                                                                    ------------
                                                                                                         705,063
                                                                                                    ------------
           OIL REFINING/MARKETING (0.1%)
   1,233   Ashland, Inc...........................................................................        43,232
   1,556   Sunoco Inc.............................................................................        45,805
   2,541   Tosco Corp.............................................................................        71,942
   5,482   USX-Marathon Group.....................................................................       137,393
                                                                                                    ------------
                                                                                                         298,372
                                                                                                    ------------
           OIL/GAS TRANSMISSION (0.7%)
   3,761   Coastal Corp...........................................................................       228,951
   1,418   Columbia Energy Group, Inc.............................................................        93,056
   4,066   El Paso Energy Corp....................................................................       207,112
  12,871   Enron Corp.............................................................................       830,180
   7,767   Williams Companies, Inc................................................................       323,787
                                                                                                    ------------
                                                                                                       1,683,086
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (0.6%)
   5,806   Baker Hughes Inc.......................................................................       185,792
   7,805   Halliburton Co.........................................................................       368,298
  10,005   Schlumberger Ltd.......................................................................       746,623
                                                                                                    ------------
                                                                                                       1,300,713
                                                                                                    ------------
           OTHER CONSUMER SERVICES (0.1%)
   1,730   Block (H.&R.), Inc.....................................................................        56,009
  12,677   Cendant Corp.*.........................................................................       177,478
                                                                                                    ------------
                                                                                                         233,487
                                                                                                    ------------
           OTHER METALS/MINERALS (0.1%)
   1,463   Allegheny Technologies Inc.............................................................        26,334
   3,195   Inco Ltd. (Canada)*....................................................................        49,123
   1,384   Phelps Dodge Corp......................................................................        51,468
                                                                                                    ------------
                                                                                                         126,925
                                                                                                    ------------
           OTHER PHARMACEUTICALS (0.1%)
   2,282   Allergan, Inc..........................................................................       170,009
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OTHER SPECIALTY STORES (0.2%)
   2,352   AutoZone, Inc.*........................................................................  $     51,744
   2,467   Bed Bath & Beyond Inc.*................................................................        89,275
   5,559   Office Depot, Inc.*....................................................................        34,744
   8,516   Staples, Inc.*.........................................................................       130,934
   1,274   Tiffany & Co...........................................................................        85,995
   3,802   Toys 'R' Us, Inc.*.....................................................................        55,367
                                                                                                    ------------
                                                                                                         448,059
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (0.2%)
   2,466   CenturyTel, Inc........................................................................        70,898
  15,491   Global Crossing Ltd. (Bermuda)*........................................................       407,607
                                                                                                    ------------
                                                                                                         478,505
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (1.6%)
     980   Alberto-Culver Co. (Class B)...........................................................        29,951
   4,174   Avon Products, Inc.....................................................................       185,743
   4,127   Clorox Co..............................................................................       184,941
  10,139   Colgate-Palmolive Co...................................................................       607,073
  18,354   Gillette Co............................................................................       641,243
   1,808   International Flavors & Fragrances, Inc................................................        54,579
   9,769   Kimberly-Clark Corp....................................................................       560,496
  22,996   Procter & Gamble Co....................................................................     1,316,521
                                                                                                    ------------
                                                                                                       3,580,547
                                                                                                    ------------
           PACKAGED FOODS (1.0%)
   4,827   BestFoods..............................................................................       334,270
   7,428   Campbell Soup Co.......................................................................       216,341
   5,125   General Mills, Inc.....................................................................       196,031
   6,193   Heinz (H.J.) Co........................................................................       270,944
   7,131   Kellogg Co.............................................................................       212,147
   5,740   Nabisco Group Holdings.................................................................       148,881
   2,302   Quaker Oats Company (The)..............................................................       172,938
   5,393   Ralston-Ralston Purina Group...........................................................       107,523
  15,289   Sara Lee Corp..........................................................................       295,269
  10,049   Unilever N.V. (Netherlands)............................................................       432,107
                                                                                                    ------------
                                                                                                       2,386,451
                                                                                                    ------------
           PAINTS/COATINGS (0.1%)
   3,062   PPG Industries, Inc....................................................................       135,685
   2,879   Sherwin-Williams Co....................................................................        60,999
                                                                                                    ------------
                                                                                                         196,684
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PAPER (0.2%)
   1,006   Boise Cascade Corp.....................................................................  $     26,030
   3,618   Fort James Corp........................................................................        83,666
   8,473   International Paper Co.................................................................       252,600
   1,807   Mead Corp..............................................................................        45,627
     503   Potlatch Corp..........................................................................        16,662
   1,768   Westavaco Corp.........................................................................        43,869
   1,936   Willamette Industries, Inc.............................................................        52,756
                                                                                                    ------------
                                                                                                         521,210
                                                                                                    ------------
           PHOTOGRAPHIC PRODUCTS (0.1%)
   5,447   Eastman Kodak Co.......................................................................       324,097
     773   Polaroid Corp..........................................................................        13,962
                                                                                                    ------------
                                                                                                         338,059
                                                                                                    ------------
           PRECIOUS METALS (0.1%)
   6,956   Barrick Gold Corp. (Canada)............................................................       126,512
   2,813   Freeport-McMoRan Copper & Gold, Inc. (Class B)*........................................        26,020
   4,579   Homestake Mining Co....................................................................        31,481
   2,952   Newmont Mining Corp....................................................................        63,837
   5,758   Placer Dome Inc. (Canada)..............................................................        55,061
                                                                                                    ------------
                                                                                                         302,911
                                                                                                    ------------
           PRECISION INSTRUMENTS (0.3%)
   7,947   Agilent Technologies, Inc.*............................................................       586,091
     848   Tektronix, Inc.*.......................................................................        62,752
                                                                                                    ------------
                                                                                                         648,843
                                                                                                    ------------
           PRINTING/FORMS (0.0%)
   1,274   Deluxe Corp............................................................................        30,019
   2,143   Donnelley (R.R.) & Sons Co.............................................................        48,351
                                                                                                    ------------
                                                                                                          78,370
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (0.3%)
   3,076   Chubb Corp.............................................................................       189,174
   2,827   Cincinnati Financial Corp..............................................................        88,874
   1,734   Loews Corp.............................................................................       104,040
   1,284   Progressive Corp.......................................................................        95,016
   3,728   St. Paul Companies, Inc................................................................       127,218
                                                                                                    ------------
                                                                                                         604,322
                                                                                                    ------------
           RAILROADS (0.3%)
   7,530   Burlington Northern Santa Fe Corp......................................................       172,719
   3,841   CSX Corp...............................................................................        81,381

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   1,959   Kansas City Southern Industries, Inc...................................................  $    173,739
   6,736   Norfolk Southern Corp..................................................................       100,198
   4,358   Union Pacific Corp.....................................................................       162,063
                                                                                                    ------------
                                                                                                         690,100
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (0.1%)
   1,545   Brunswick Corp.........................................................................        25,589
   3,026   Hasbro, Inc............................................................................        45,579
   7,484   Mattel, Inc............................................................................        98,695
                                                                                                    ------------
                                                                                                         169,863
                                                                                                    ------------
           RENTAL/LEASING COMPANIES (0.0%)
   1,046   Ryder System, Inc......................................................................        19,809
                                                                                                    ------------
           RESTAURANTS (0.5%)
   2,175   Darden Restaurants, Inc................................................................        35,344
  23,502   McDonald's Corp........................................................................       774,097
   3,226   Starbucks Corp.*.......................................................................       123,193
   2,592   Tricon Global Restaurants, Inc.*.......................................................        73,224
   2,000   Wendy's International, Inc.*...........................................................        35,625
                                                                                                    ------------
                                                                                                       1,041,483
                                                                                                    ------------
           SAVINGS & LOAN ASSOCIATIONS (0.2%)
   3,684   Charter One Financial, Inc.............................................................        84,732
   2,780   Golden West Financial Corp.............................................................       113,459
   9,631   Washington Mutual, Inc.................................................................       278,095
                                                                                                    ------------
                                                                                                         476,286
                                                                                                    ------------
           SEMICONDUCTORS (6.3%)
   2,693   Advanced Micro Devices, Inc.*..........................................................       208,034
   3,500   Altera Corp.*..........................................................................       356,563
   6,221   Analog Devices, Inc.*..................................................................       472,796
   3,770   Broadcom Corp. (Class A)*..............................................................       825,394
   3,821   Conexant Systems, Inc.*................................................................       185,557
  58,883   Intel Corp.............................................................................     7,868,241
   5,470   Linear Technology Corp.................................................................       349,396
   5,397   LSI Logic Corp.*.......................................................................       292,113
   4,970   Maxim Integrated Products, Inc.*.......................................................       337,339
   9,755   Micron Technology, Inc.*...............................................................       859,050
     443   MIPS Technologies, Inc.*...............................................................        17,279
   3,104   National Semiconductor Corp.*..........................................................       176,152
  28,771   Texas Instruments, Inc.................................................................     1,976,208
   5,649   Xilinx, Inc.*..........................................................................       466,396
                                                                                                    ------------
                                                                                                      14,390,518
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SERVICES TO THE HEALTH INDUSTRY (0.1%)
   5,226   IMS Health Inc.........................................................................  $     94,068
   2,025   Quintiles Transnational Corp.*.........................................................        28,477
     467   Shared Medical Systems Corp............................................................        34,062
                                                                                                    ------------
                                                                                                         156,607
                                                                                                    ------------
           SHOE MANUFACTURING (0.1%)
   4,808   Nike, Inc. (Class B)...................................................................       191,419
     977   Reebok International Inc. (United Kingdom)*............................................        15,571
                                                                                                    ------------
                                                                                                         206,990
                                                                                                    ------------
           SPECIALTY CHEMICALS (0.2%)
   4,032   Air Products & Chemicals, Inc..........................................................       124,236
   2,244   Engelhard Corp.........................................................................        38,288
     531   FMC Corp.*.............................................................................        30,798
   1,187   Grace (W. R.) & Co.*...................................................................        14,392
     957   Great Lakes Chemical Corp..............................................................        30,146
   2,772   Praxair, Inc...........................................................................       103,777
   1,499   Sigma-Aldrich Corp.....................................................................        43,846
                                                                                                    ------------
                                                                                                         385,483
                                                                                                    ------------
           SPECIALTY FOODS/CANDY (0.1%)
   2,412   Hershey Foods Corp.....................................................................       116,982
   2,009   Wrigley (Wm.) Jr. Co. (Class A)........................................................       161,097
                                                                                                    ------------
                                                                                                         278,079
                                                                                                    ------------
           SPECIALTY INSURERS (0.1%)
   1,728   MBIA, Inc..............................................................................        83,268
   1,861   MGIC Investment Corp...................................................................        84,676
                                                                                                    ------------
                                                                                                         167,944
                                                                                                    ------------
           SPECIALTY STEELS (0.0%)
   1,495   Nucor Corp.............................................................................        49,615
                                                                                                    ------------
           STEEL/IRON ORE (0.0%)
   2,276   Bethlehem Steel Corp.*.................................................................         8,108
   1,554   USX-U.S. Steel Group...................................................................        28,846
   1,516   Worthington Industries, Inc............................................................        15,918
                                                                                                    ------------
                                                                                                          52,872
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (5.1%)
   5,376   ADC Telecommunications, Inc.*..........................................................       450,576
   2,685   Comverse Technology, Inc.*.............................................................       249,705
   4,849   Corning Inc............................................................................     1,308,624
  57,254   Lucent Technologies Inc................................................................     3,392,300
  37,841   Motorola, Inc..........................................................................     1,099,754
  52,083   Nortel Networks Corp. (Canada).........................................................     3,554,665

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - S&P 500 INDEX PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  13,029   QUALCOMM Inc.*.........................................................................  $    780,926
   2,800   Scientific-Atlanta, Inc................................................................       208,600
   7,200   Tellabs, Inc.*.........................................................................       492,750
                                                                                                    ------------
                                                                                                      11,537,900
                                                                                                    ------------
           TEXTILES (0.0%)
     311   Springs Industries, Inc. (Class A).....................................................        10,010
                                                                                                    ------------
           TOBACCO (0.5%)
  40,205   Philip Morris Companies, Inc...........................................................     1,067,945
   2,852   UST, Inc...............................................................................        41,889
                                                                                                    ------------
                                                                                                       1,109,834
                                                                                                    ------------
           TOOLS/HARDWARE (0.1%)
   1,497   Black & Decker Corp....................................................................        58,851
     399   Briggs & Stratton Corp.................................................................        13,666
   1,030   Snap-On, Inc...........................................................................        27,424
   1,541   Stanley Works..........................................................................        36,599
                                                                                                    ------------
                                                                                                         136,540
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS (0.0%)
   1,652   Grainger (W.W.), Inc...................................................................        50,903
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $197,151,640).........................................................   220,741,959
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (3.5%)
           U.S. GOVERNMENT AGENCY
 $ 7,900   Federal Home Loan Banks 6.57% due 07/03/00 (AMORTIZED COST $7,897,116).................  $  7,897,116
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $205,048,756) (B)........................................................  100.4%    228,639,075

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.4)       (817,873)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 227,821,202
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $41,163,787 and the aggregate gross unrealized depreciation is $17,573,468, resulting in net unrealized appreciation of $23,590,319.

FUTURES CONTRACTS OPEN AT JUNE 30, 2000:

                 DESCRIPTION     UNDERLYING
 NUMBER OF     DELIVERY MONTH,   FACE AMOUNT   UNREALIZED
 CONTRACTS        AND YEAR        AT VALUE        LOSS
-----------------------------------------------------------
                S&P 500 Index
                  SEP/2000
     20                          $7,340,500     $(147,092)

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                               VALUE
----------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS (98.8%)
           AUSTRALIA (2.4%)
           MEDIA CONGLOMERATES
 162,600   News Corporation Ltd. (Pref.).........................................  $ 1,954,182
                                                                                   -----------

           FINLAND (4.1%)
           PAPER
  72,300   UPM-Kymmene Oyj.......................................................    1,794,081
                                                                                   -----------
           TELECOMMUNICATION EQUIPMENT
  31,900   Nokia Oyj (ADR) (Finland).............................................    1,593,006
                                                                                   -----------

           TOTAL FINLAND.........................................................    3,387,087
                                                                                   -----------

           FRANCE (7.6%)
           MULTI-LINE INSURANCE
  14,800   Axa...................................................................    2,330,645
                                                                                   -----------
           OIL REFINING/MARKETING
  12,600   Total Fina Elf........................................................    1,931,286
                                                                                   -----------
           PACKAGED FOODS
  15,200   Groupe Danone.........................................................    2,016,456
                                                                                   -----------

           TOTAL FRANCE..........................................................    6,278,387
                                                                                   -----------

           GERMANY (2.1%)
           MOTOR VEHICLES
  56,800   Bayerische Motoren Werke (BMW) AG.....................................    1,713,034
                                                                                   -----------
           JAPAN (10.2%)
           CONSUMER ELECTRONICS/APPLIANCES
  20,520   Sony Corp.............................................................    1,916,491
                                                                                   -----------
           DIVERSIFIED ELECTRONIC PRODUCTS
  76,700   Matsushita Electric Industrial Co., Ltd...............................    1,989,858
                                                                                   -----------
           ELECTRONIC PRODUCTION EQUIPMENT
  15,500   Tokyo Electron Ltd....................................................    2,123,207
                                                                                   -----------
           SPECIALTY CHEMICALS
  46,400   Shin-Etsu Chemical Co., Ltd...........................................    2,355,019
                                                                                   -----------

           TOTAL JAPAN...........................................................    8,384,575
                                                                                   -----------
NUMBER OF
 SHARES                                                                              VALUE
----------------------------------------------------------------------------------------------
           MEXICO (2.5%)
           TELECOMMUNICATIONS
  36,300   Telefonos de Mexico S.A. (Seies L) (ADR)..............................  $ 2,073,638
                                                                                   -----------

           NETHERLANDS (2.6%)
           ALCOHOLIC BEVERAGES
  34,800   Heineken N.V..........................................................    2,117,336
                                                                                   -----------

           SWEDEN (2.6%)
           LIFE INSURANCE
  82,600   Skandia Forsakrings AB................................................    2,188,390
                                                                                   -----------

           SWITZERLAND (2.4%)
           BUILDING MATERIALS
   1,610   Holderbank Financiere Glarus AG (B Shares)............................    1,971,590
                                                                                   -----------

           UNITED KINGDOM (5.1%)
           ALCOHOLIC BEVERAGES
 248,400   Diageo PLC............................................................    2,233,086
                                                                                   -----------
           INTEGRATED OIL COMPANIES
  35,600   BP Amoco PLC (ADR)....................................................    2,013,625
                                                                                   -----------

           TOTAL UNITED KINGDOM..................................................    4,246,711
                                                                                   -----------

           UNITED STATES (57.2%)
           AIR FREIGHT/DELIVERY SERVICES
  50,700   FedEx Corp.*..........................................................    1,926,600
                                                                                   -----------
           BROADCASTING
  26,300   Clear Channel Communications, Inc.*...................................    1,972,500
                                                                                   -----------
           COMPUTER COMMUNICATIONS
  34,200   Cisco Systems, Inc.*..................................................    2,173,837
                                                                                   -----------
           COMPUTER SOFTWARE
  28,800   Microsoft Corp.*......................................................    2,302,200
                                                                                   -----------
           DISCOUNT CHAINS
  42,300   Wal-Mart Stores, Inc..................................................    2,437,537
                                                                                   -----------
           DIVERSIFIED FINANCIAL SERVICES
  38,600   American Express Co...................................................    2,012,025
                                                                                   -----------
           E.D.P. PERIPHERALS
  29,000   EMC Corp.*............................................................    2,231,188
                                                                                   -----------
           ELECTRICAL PRODUCTS
  34,200   Emerson Electric Co...................................................    2,064,825
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                               VALUE
----------------------------------------------------------------------------------------------
           INTERNET SERVICES
  35,300   America Online, Inc.*.................................................  $ 1,862,075
  65,200   Exodus Communications, Inc.*..........................................    3,003,275
                                                                                   -----------
                                                                                     4,865,350
                                                                                   -----------
           MAJOR BANKS
  45,100   Bank of New York Co., Inc.............................................    2,097,150
                                                                                   -----------
           MAJOR CHEMICALS
  39,100   Du Pont (E.I.) de Nemours & Co., Inc..................................    1,710,625
                                                                                   -----------
           MAJOR PHARMACEUTICALS
  34,200   American Home Products Corp...........................................    2,009,250
                                                                                   -----------
           MAJOR U.S. TELECOMMUNICATIONS
  44,900   WorldCom, Inc.*.......................................................    2,059,788
                                                                                   -----------
           MEDIA CONGLOMERATES
  24,100   Time Warner Inc.......................................................    1,831,600
                                                                                   -----------
           MEDICAL EQUIPMENT & SUPPLIES
  40,500   Medtronic, Inc........................................................    2,017,406
                                                                                   -----------
           MULTI-SECTOR COMPANIES
  45,300   General Electric Co...................................................    2,400,900
                                                                                   -----------
           OIL/GAS TRANSMISSION
  28,000   Enron Corp............................................................    1,806,000
                                                                                   -----------
           OILFIELD SERVICES/EQUIPMENT
  38,400   Halliburton Co........................................................    1,812,000
  26,100   Schlumberger Ltd......................................................    1,947,713
                                                                                   -----------
                                                                                     3,759,713
                                                                                   -----------
           SEMICONDUCTORS
  14,800   Intel Corp............................................................    1,977,650
                                                                                   -----------
           TELECOMMUNICATION EQUIPMENT
  33,200   Lucent Technologies Inc...............................................    1,967,100
  51,300   Motorola, Inc.........................................................    1,490,906
                                                                                   -----------
                                                                                     3,458,006
                                                                                   -----------

           TOTAL UNITED STATES...................................................   47,114,150
                                                                                   -----------

           TOTAL COMMON AND PREFERRED STOCKS
           (IDENTIFIED COST $76,053,813).........................................   81,429,080
                                                                                   -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                             VALUE
----------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (A) (1.2%)
           REPURCHASE AGREEMENT
 $   987   The Bank of New York 7.00% due 07/30/00 (dated 06/30/00; proceeds
             $987,089) (IDENTIFIED COST $986,514)................................  $   986,514
                                                                                   -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $77,040,327) (B)..........................................................  100.0%    82,415,594

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................    0.0        (14,585)
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 82,401,009
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $982,557 Federal Home Loan Bank 6.75% due 02/01/02 valued at $1,006,262.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,489,305 and the aggregate gross unrealized depreciation is $4,114,038, resulting in net unrealized appreciation of $5,375,267.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - COMPETITIVE EDGE "BEST IDEAS"
SUMMARY OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Air Freight/Delivery Services......................................................  $ 1,926,600      2.3%
Alcoholic Beverages................................................................    4,350,422      5.3
Broadcasting.......................................................................    1,972,500      2.4
Building Materials.................................................................    1,971,590      2.4
Computer Communications............................................................    2,173,837      2.6
Computer Software..................................................................    2,302,200      2.8
Consumer Electronics/Appliances....................................................    1,916,491      2.3
Discount Chains....................................................................    2,437,537      3.0
Diversified Electronic Products....................................................    1,989,858      2.4
Diversified Financial Services.....................................................    2,012,025      2.4
E.D.P. Peripherals.................................................................    2,231,188      2.7
Electrical Products................................................................    2,064,825      2.5
Electronic Production Equipment....................................................    2,123,207      2.6
Integrated Oil Companies...........................................................    2,013,625      2.4
Internet Services..................................................................    4,865,350      5.9
Life Insurance.....................................................................    2,188,390      2.7
Major Banks........................................................................    2,097,150      2.5
Major Chemicals....................................................................    1,710,625      2.1
Major Pharmaceuticals..............................................................    2,009,250      2.4
Major U.S. Telecommunications......................................................    2,059,788      2.5
Media Conglomerates................................................................    3,785,782      4.6
                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------

Medical Equipment & Supplies.......................................................  $ 2,017,406      2.5%
Motor Vehicles.....................................................................    1,713,034      2.1
Multi-Line Insurance...............................................................    2,330,645      2.8
Multi-Sector Companies.............................................................    2,400,900      2.9
Oil Refining/Marketing.............................................................    1,931,286      2.3
Oil/Gas Transmission...............................................................    1,806,000      2.2
Oilfield Services/Equipment........................................................    3,759,713      4.6
Packaged Foods.....................................................................    2,016,456      2.5
Paper..............................................................................    1,794,081      2.2
Semiconductors.....................................................................    1,977,650      2.4
Specialty Chemicals................................................................    2,355,019      2.9
Telecommunication Equipment........................................................    5,051,012      6.1
Telecommunications.................................................................    2,073,638      2.5
Repurchase Agreement...............................................................      986,514      1.2
                                                                                     -----------    -----
                                                                                     $$82,415,594   100.0%
                                                                                     -----------    -----
                                                                                     -----------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $$79,474,898    96.4%
Preferred Stocks...................................................................    1,954,182      2.4
Short-Term Investment..............................................................      986,514      1.2
                                                                                     -----------    -----
                                                                                     $$82,415,594   100.0%
                                                                                     -----------    -----
                                                                                     -----------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (93.8%)
           ADVERTISING (0.6%)
   7,900   Omnicom Group, Inc.....................................................................  $    703,594
                                                                                                    ------------
           ALCOHOLIC BEVERAGES (1.8%)
  20,700   Anheuser-Busch Companies, Inc..........................................................     1,546,031
  11,300   Coors (Adolph) Co. (Class B)...........................................................       683,650
                                                                                                    ------------
                                                                                                       2,229,681
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (1.6%)
  45,740   PepsiCo, Inc...........................................................................     2,032,571
                                                                                                    ------------
           BIOTECHNOLOGY (5.8%)
   2,600   Abgenix, Inc.*.........................................................................       311,512
  10,700   Amgen Inc.*............................................................................       751,675
  11,430   Cephalon, Inc.*........................................................................       700,087
  14,590   COR Therapeutics, Inc.*................................................................     1,243,797
   4,300   Human Genome Sciences, Inc.*...........................................................       573,244
   7,000   IDEC Pharmaceuticals Corp.*............................................................       820,750
   3,500   ImClone Systems, Inc.*.................................................................       267,531
   6,500   Immunex Corp.*.........................................................................       321,344
  19,000   MedImmune, Inc.*.......................................................................     1,404,812
   5,430   Millennium Pharmaceuticals, Inc.*......................................................       607,142
   3,600   QLT, Inc. (Canada)*....................................................................       279,450
                                                                                                    ------------
                                                                                                       7,281,344
                                                                                                    ------------
           BROADCASTING (2.6%)
  13,640   Clear Channel Communications, Inc.*....................................................     1,023,000
  14,500   Infinity Broadcasting Corp. (Series A)*................................................       528,344
   9,700   Univision Communications, Inc. (Class A)*..............................................     1,003,950
  31,800   USA Networks, Inc.*....................................................................       687,675
                                                                                                    ------------
                                                                                                       3,242,969
                                                                                                    ------------
           CABLE TELEVISION (2.0%)
  25,120   AT&T Corp. - Liberty Media Group (Class A)*............................................       609,160
   5,000   Cablevision Systems Corp. (Class A)*...................................................       339,375
  16,000   Comcast Corp. (Class A Special)*.......................................................       649,000
  19,600   Cox Communications, Inc. (Class A)*....................................................       893,025
                                                                                                    ------------
                                                                                                       2,490,560
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CELLULAR TELEPHONE (0.9%)
  17,600   Sprint Corp. (PCS Group)*..............................................................  $  1,047,200
     500   Voicestream Wireless Corp.*............................................................        58,156
                                                                                                    ------------
                                                                                                       1,105,356
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (3.1%)
  36,800   Cisco Systems, Inc.*...................................................................     2,339,100
   6,270   Extreme Networks, Inc.*................................................................       657,958
   5,980   Juniper Networks, Inc.*................................................................       870,090
                                                                                                    ------------
                                                                                                       3,867,148
                                                                                                    ------------
           COMPUTER SOFTWARE (4.9%)
   6,900   Check Point Software Technologies Ltd. (Israel)*.......................................     1,464,525
   2,140   E.piphany, Inc.*.......................................................................       229,381
   4,590   i2 Technologies, Inc.*.................................................................       478,507
   2,910   Mercury Interactive Corp.*.............................................................       281,542
  23,510   Oracle Corp.*..........................................................................     1,974,840
   9,000   Siebel Systems, Inc.*..................................................................     1,472,062
   2,380   Veritas Software Corp.*................................................................       268,940
                                                                                                    ------------
                                                                                                       6,169,797
                                                                                                    ------------
           CONTRACT DRILLING (2.8%)
  28,300   ENSCO International Inc................................................................     1,013,494
   9,200   Global Marine, Inc.*...................................................................       259,325
  25,090   Nabors Industries, Inc.*...............................................................     1,042,803
   8,000   R&B Falcon Corp.*......................................................................       188,500
  14,000   Rowan Companies, Inc.*.................................................................       425,250
  11,500   Transocean Sedco Forex Inc.*...........................................................       614,531
                                                                                                    ------------
                                                                                                       3,543,903
                                                                                                    ------------
           DEPARTMENT STORES (0.3%)
   7,140   Kohl's Corp.*..........................................................................       397,162
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (0.4%)
  11,535   Paychex, Inc...........................................................................       484,470
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.3%)
     500   Exfo Electro-Optical Engineering Inc. (Canada)*........................................        21,937
  11,800   JDS Uniphase Corp.*....................................................................     1,413,787
   3,000   Koninklijke (Royal) Philips Electronics NV (Netherlands)...............................       142,500
                                                                                                    ------------
                                                                                                       1,578,224
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (3.6%)
  18,900   American Express Co....................................................................       985,162
  22,000   AXA Financial, Inc.....................................................................       748,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  38,710   Citigroup, Inc.........................................................................  $  2,332,277
   4,300   Providian Financial Corp...............................................................       387,000
                                                                                                    ------------
                                                                                                       4,452,439
                                                                                                    ------------
           E.D.P. PERIPHERALS (1.8%)
  20,600   EMC Corp.*.............................................................................     1,584,912
   7,500   Network Appliance, Inc.*...............................................................       603,281
                                                                                                    ------------
                                                                                                       2,188,193
                                                                                                    ------------
           E.D.P. SERVICES (0.7%)
   8,590   Automatic Data Processing, Inc.........................................................       460,102
   4,000   First Data Corp........................................................................       198,500
   2,000   StorageNetworks, Inc.*.................................................................       180,500
                                                                                                    ------------
                                                                                                         839,102
                                                                                                    ------------
           ELECTRIC UTILITIES (0.3%)
   5,480   Calpine Corp.*.........................................................................       360,310
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.1%)
   1,500   Capstone Turbine Corp.*................................................................        67,781
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.4%)
   7,000   Flextronics International, Ltd. (Singapore)*...........................................       480,812
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (1.6%)
  25,300   Dell Computer Corp.*...................................................................     1,247,606
   4,100   Hewlett-Packard Co.....................................................................       511,987
   2,660   Sun Microsystems, Inc.*................................................................       241,894
                                                                                                    ------------
                                                                                                       2,001,487
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (1.7%)
  17,360   Applied Materials, Inc.*...............................................................     1,573,250
  12,490   ASM Lithography Holding NV (Netherlands)*..............................................       550,341
                                                                                                    ------------
                                                                                                       2,123,591
                                                                                                    ------------
           FINANCE COMPANIES (0.3%)
   8,500   Capital One Financial Corp.............................................................       379,312
                                                                                                    ------------
           FOOD CHAINS (0.3%)
   8,500   Safeway Inc.*..........................................................................       383,562
                                                                                                    ------------
           GENERIC DRUGS (2.4%)
  20,800   Alpharma Inc. (Class A)................................................................     1,294,800
  30,290   Ivax Corp.*............................................................................     1,257,035
   7,500   Watson Pharmaceuticals, Inc.*..........................................................       403,125
                                                                                                    ------------
                                                                                                       2,954,960
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (0.2%)
   8,100   HCA-The Healthcare Corp................................................................       246,037
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INSURANCE BROKERS/SERVICES (0.9%)
  11,100   Marsh & McLennan Companies, Inc........................................................  $  1,159,256
                                                                                                    ------------
           INTERNET SERVICES (2.1%)
   7,600   Art Technology Group, Inc.*............................................................       767,125
   9,920   BEA Systems, Inc.*.....................................................................       489,800
  10,140   BroadVision, Inc.*.....................................................................       514,605
   3,450   VeriSign, Inc.*........................................................................       608,278
   3,300   Virage, Inc.*..........................................................................        59,606
   1,150   webMethods, Inc.*......................................................................       180,766
                                                                                                    ------------
                                                                                                       2,620,180
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (2.5%)
  15,900   Lehman Brothers Holdings, Inc..........................................................     1,503,544
  13,000   Merrill Lynch & Co., Inc...............................................................     1,495,000
   2,820   Schwab (Charles) Corp..................................................................        94,823
                                                                                                    ------------
                                                                                                       3,093,367
                                                                                                    ------------
           MAJOR BANKS (1.4%)
  20,000   Bank of New York Co., Inc..............................................................       930,000
   7,310   State Street Corp......................................................................       775,317
                                                                                                    ------------
                                                                                                       1,705,317
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (6.5%)
  30,500   American Home Products Corp............................................................     1,791,875
   7,100   Aventis (ADR) (France).................................................................       515,194
   6,400   Johnson & Johnson......................................................................       652,000
   9,100   Lilly (Eli) & Co.......................................................................       908,863
  65,825   Pfizer Inc.............................................................................     3,159,600
   8,500   Pharmacia Corp.........................................................................       439,344
  10,193   Smithkline Beecham PLC (ADR) (United Kingdom)..........................................       664,456
                                                                                                    ------------
                                                                                                       8,131,332
                                                                                                    ------------
           MANAGED HEALTH CARE (0.8%)
  11,820   UnitedHealth Group Inc.................................................................     1,013,565
                                                                                                    ------------
           MEDIA CONGLOMERATES (3.8%)
  40,000   Disney (Walt) Co. (The)................................................................     1,552,500
  16,710   Fox Entertainment Group, Inc. (Series A)*..............................................       507,566
  13,600   News Corporation Ltd. (The) (ADR) (Australia)..........................................       741,200
  28,000   Viacom, Inc. (Class B)*................................................................     1,909,250
                                                                                                    ------------
                                                                                                       4,710,516
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDICAL SPECIALTIES (2.7%)
  10,520   ALZA Corp. (Class A)*..................................................................  $    621,995
   5,800   Bausch & Lomb, Inc.....................................................................       448,775
   3,500   Beckman Coulter, Inc...................................................................       204,313
  13,000   Cytyc Corp.*...........................................................................       693,063
   4,000   Inhale Therapeutic Systems, Inc.*......................................................       405,750
   3,900   MiniMed, Inc.*.........................................................................       461,175
   6,700   Novoste Corp.*.........................................................................       408,700
   1,000   Qiagen N.V. (Netherlands)*.............................................................       173,000
                                                                                                    ------------
                                                                                                       3,416,771
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (0.9%)
   8,000   Andrx Corp.*...........................................................................       511,000
   8,700   Cardinal Health, Inc...................................................................       643,800
                                                                                                    ------------
                                                                                                       1,154,800
                                                                                                    ------------
           METALS FABRICATIONS (0.3%)
  15,200   Grant Predico, Inc.*...................................................................       380,000
                                                                                                    ------------
           MID-SIZED BANKS (0.5%)
  10,560   Northern Trust Corp....................................................................       686,400
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (0.3%)
   4,250   General Motors Corp. (Class H)*........................................................       372,938
                                                                                                    ------------
           MULTI-LINE INSURANCE (3.0%)
  23,500   American International Group, Inc......................................................     2,761,250
   4,700   AXA (ADR) (France).....................................................................       373,944
  10,710   Hartford Financial Services Group, Inc.................................................       599,091
                                                                                                    ------------
                                                                                                       3,734,285
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.5%)
   7,000   Anardarko Petroleum Corp...............................................................       345,188
  10,200   Apache Corp............................................................................       599,888
   5,440   Devon Energy Corp......................................................................       305,660
  17,800   EOG Resources, Inc.....................................................................       596,300
                                                                                                    ------------
                                                                                                       1,847,036
                                                                                                    ------------
           OIL/GAS TRANSMISSION (0.9%)
   8,700   Dynegy, Inc. (Class A).................................................................       594,319
   8,700   Enron Corp.............................................................................       561,150
                                                                                                    ------------
                                                                                                       1,155,469
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (2.7%)
  18,070   BJ Services Co.*.......................................................................     1,129,375
  11,800   Cooper Cameron Corp.*..................................................................       778,800
   9,220   Schlumberger Ltd.......................................................................       688,043
   5,410   Smith International, Inc.*.............................................................       393,916
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  10,400   Weatherford International, Inc.*.......................................................  $    414,050
                                                                                                    ------------
                                                                                                       3,404,184
                                                                                                    ------------
           OTHER PHARMACEUTICALS (3.8%)
   8,500   Allergan, Inc..........................................................................       633,250
   7,330   Celgene Corp.*.........................................................................       431,554
   5,500   Elan Corp. PLC (ADR) (Ireland)*........................................................       266,406
   6,280   Forest Laboratories, Inc.*.............................................................       634,280
  10,500   Sepracor, Inc.*........................................................................     1,265,906
  27,000   Teva Pharmaceutical Industries Ltd. (ADR) (Israel).....................................     1,496,813
                                                                                                    ------------
                                                                                                       4,728,209
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (0.0%)
   1,240   NEXTLINK Communications, Inc. (Class A)*...............................................        47,043
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (0.6%)
  17,480   Avon Products, Inc.....................................................................       777,860
                                                                                                    ------------
           PACKAGED FOODS (0.5%)
   8,300   Quaker Oats Company (The)..............................................................       623,538
                                                                                                    ------------
           PRECISION INSTRUMENTS (0.0%)
     270   Waters Corp.*..........................................................................        33,699
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (0.3%)
  13,500   ACE, Ltd. (Bermuda)....................................................................       378,000
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (0.1%)
  11,200   Callaway Golf Co.......................................................................       182,700
                                                                                                    ------------
           SEMICONDUCTORS (9.7%)
   5,700   Advanced Micro Devices, Inc.*..........................................................       440,325
   7,340   Broadcom Corp. (Class A)*..............................................................     1,607,001
  23,000   Intel Corp.............................................................................     3,073,375
  43,500   Micron Technology, Inc.*...............................................................     3,830,719
   6,000   SDL, Inc.*.............................................................................     1,711,125
   6,600   STMicroelectronics NV (France).........................................................       423,638
   7,050   Texas Instruments, Inc.................................................................       484,247
   6,690   Xilinx, Inc.*..........................................................................       552,343
                                                                                                    ------------
                                                                                                      12,122,773
                                                                                                    ------------
           SPECIALTY FOODS/CANDY (0.2%)
   6,300   Keebler Foods Co.......................................................................       233,888
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (6.3%)
   1,300   Accelerated Networks, Inc.*............................................................        54,763
   1,400   American Tower Corp. (Class A).........................................................        58,363
  10,000   CIENA Corp.*...........................................................................     1,666,250

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - AGGRESSIVE EQUITY PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   8,160   Comverse Technology, Inc.*.............................................................  $    758,880
   8,800   Corning Inc............................................................................     2,374,900
   2,500   New Focus, Inc.*.......................................................................       205,313
  14,900   Nortel Networks Corp. (Canada).........................................................     1,016,925
   3,000   ONI Systems Corp.*.....................................................................       351,563
  15,600   Scientific-Atlanta, Inc................................................................     1,162,200
   2,100   Sycamore Networks, Inc.*...............................................................       231,788
                                                                                                    ------------
                                                                                                       7,880,945
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $100,767,786).........................................................   117,198,436
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (A) (10.5%)
           U.S. GOVERNMENT AGENCY
 $13,100   Federal Home Loan Banks 6.57% due 07/03/00 (AMORTIZED COST $13,095,218)................    13,095,218
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $113,863,004) (B)........................................................  104.3%    130,293,654

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (4.3)     (5,365,491)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 124,928,163
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $17,542,482 and the aggregate gross unrealized depreciation is $1,111,832, resulting in net unrealized appreciation of $16,430,650.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             COMMON STOCKS (55.4%)
             AEROSPACE (0.3%)
     83,000  Lockheed Martin Corp.................................................................  $  2,059,437
                                                                                                    ------------
             AUTO PARTS: O.E.M. (0.6%)
    300,000  Delphi Automotive Systems Corp.......................................................     4,368,750
     13,093  Visteon Corp.*.......................................................................       158,757
                                                                                                    ------------
                                                                                                       4,527,507
                                                                                                    ------------
             BEVERAGES - NON-ALCOHOLIC (0.2%)
     34,000  PepsiCo, Inc.........................................................................     1,510,875
                                                                                                    ------------
             BIOTECHNOLOGY (1.8%)
     36,000  COR Therapeutics, Inc.*..............................................................     3,069,000
     70,000  Gene Logic, Inc.*....................................................................     2,498,125
     30,000  Human Genome Sciences, Inc.*.........................................................     3,999,375
     15,000  PE Corporation-Celera Genomics Group*................................................     1,402,500
     16,000  QLT PhotoTherapeutics Inc. (Canada)*.................................................     1,242,000
     15,600  Trimeris, Inc.*......................................................................     1,091,025
                                                                                                    ------------
                                                                                                      13,302,025
                                                                                                    ------------
             CABLE TELEVISION (1.2%)
     80,000  EchoStar Communications Corp. (Class A)*.............................................     2,650,000
     94,300  MediaOne Group, Inc.*................................................................     6,253,387
                                                                                                    ------------
                                                                                                       8,903,387
                                                                                                    ------------
             CELLULAR TELEPHONE (0.1%)
     16,000  Vodafone AirTouch PLC (ADR) (United Kingdom).........................................       663,000
                                                                                                    ------------
             CLOTHING/SHOE/ACCESSORY STORES (1.2%)
    192,825  Gap, Inc. (The)......................................................................     6,025,781
     50,000  Payless ShoeSource, Inc.*............................................................     2,562,500
                                                                                                    ------------
                                                                                                       8,588,281
                                                                                                    ------------
             COMPUTER COMMUNICATIONS (1.8%)
    211,000  Cisco Systems, Inc.*.................................................................    13,411,687
                                                                                                    ------------
             COMPUTER SOFTWARE (0.9%)
     78,500  Microsoft Corp.*.....................................................................     6,275,094
                                                                                                    ------------
             CONTRACT DRILLING (1.6%)
    169,000  Diamond Offshore Drilling, Inc.......................................................     5,936,125
    100,000  Transocean Sedco Forex Inc...........................................................     5,343,750
                                                                                                    ------------
                                                                                                      11,279,875
                                                                                                    ------------
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             DISCOUNT CHAINS (0.8%)
    169,000  Costco Wholesale Corp.*..............................................................  $  5,577,000
                                                                                                    ------------
             DIVERSIFIED ELECTRONIC PRODUCTS (0.6%)
     35,000  JDS Uniphase Corp.*..................................................................     4,193,437
                                                                                                    ------------
             DIVERSIFIED FINANCIAL SERVICES (3.2%)
    145,200  American Express Co..................................................................     7,568,550
    210,600  AXA Financial, Inc...................................................................     7,160,400
    141,200  Citigroup, Inc.......................................................................     8,507,300
                                                                                                    ------------
                                                                                                      23,236,250
                                                                                                    ------------
             E.D.P. PERIPHERALS (2.3%)
    221,600  EMC Corp.*...........................................................................    17,049,350
                                                                                                    ------------
             ELECTRONIC COMPONENTS (2.2%)
    321,400  Jabil Circuit, Inc.*.................................................................    15,949,475
                                                                                                    ------------
             ELECTRONIC DATA PROCESSING (1.5%)
    300,000  Micron Electronics, Inc.*............................................................     3,750,000
     76,200  Sun Microsystems, Inc.*..............................................................     6,929,437
                                                                                                    ------------
                                                                                                      10,679,437
                                                                                                    ------------
             ELECTRONIC PRODUCTION EQUIPMENT (0.9%)
     65,000  KLA-Tencor Corp.*....................................................................     3,806,562
     50,000  Novellus Systems, Inc.*..............................................................     2,828,125
                                                                                                    ------------
                                                                                                       6,634,687
                                                                                                    ------------
             INTEGRATED OIL COMPANIES (0.5%)
     55,000  Royal Dutch Petroleum Co. (ADR) (Netherlands)........................................     3,385,937
                                                                                                    ------------
             INTERNET SERVICES (2.1%)
    135,800  America Online, Inc.*................................................................     7,163,450
     65,000  BroadVision, Inc.*...................................................................     3,298,750
     45,000  Digital Island, Inc.*................................................................     2,185,313
     21,000  Inktomi Corp.*.......................................................................     2,483,250
                                                                                                    ------------
                                                                                                      15,130,763
                                                                                                    ------------
             INVESTMENT BANKERS/BROKERS/SERVICES (1.3%)
     83,800  Merrill Lynch & Co., Inc.............................................................     9,637,000
                                                                                                    ------------
             MAJOR BANKS (2.6%)
    119,250  Chase Manhattan Corp. (The)..........................................................     5,492,953
    197,500  Mellon Financial Corp................................................................     7,196,406
    159,700  Wells Fargo & Co.....................................................................     6,188,375
                                                                                                    ------------
                                                                                                      18,877,734
                                                                                                    ------------
             MAJOR PHARMACEUTICALS (4.9%)
    121,437  Johnson & Johnson....................................................................    12,371,394

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
    101,200  Merck & Co., Inc.....................................................................  $  7,754,450
    315,200  Pfizer Inc...........................................................................    15,129,600
                                                                                                    ------------
                                                                                                      35,255,444
                                                                                                    ------------
             MAJOR U.S. TELECOMMUNICATIONS (0.6%)
    136,100  AT&T Corp............................................................................     4,304,163
                                                                                                    ------------
             MANAGED HEALTH CARE (0.5%)
     43,000  UnitedHealth Group Inc...............................................................     3,687,250
                                                                                                    ------------
             MEDIA CONGLOMERATES (1.8%)
    341,500  Disney (Walt) Co. (The)..............................................................    13,254,469
                                                                                                    ------------
             MEDICAL SPECIALTIES (3.1%)
     60,000  Baxter International, Inc............................................................     4,218,750
    280,000  PE Corporation-PE Biosystems Group...................................................    18,445,000
                                                                                                    ------------
                                                                                                      22,663,750
                                                                                                    ------------
             MILITARY/GOV'T/TECHNICAL (0.7%)
     20,000  General Dynamics Corp................................................................     1,045,000
     24,000  General Motors Corp. (Class H)*......................................................     2,106,000
     89,000  Raytheon Co. (Class B)*..............................................................     1,713,250
                                                                                                    ------------
                                                                                                       4,864,250
                                                                                                    ------------
             MOTOR VEHICLES (0.6%)
    100,000  Ford Motor Co........................................................................     4,300,000
                                                                                                    ------------
             MULTI-LINE INSURANCE (1.7%)
    200,000  Allstate Corp........................................................................     4,450,000
     70,000  American International Group, Inc....................................................     8,225,000
                                                                                                    ------------
                                                                                                      12,675,000
                                                                                                    ------------
             MULTI-SECTOR COMPANIES (1.3%)
    177,600  General Electric Co..................................................................     9,412,800
                                                                                                    ------------
             OIL & GAS PRODUCTION (0.9%)
    114,000  Kerr-McGee Corp......................................................................     6,718,875
                                                                                                    ------------
             OILFIELD SERVICES/EQUIPMENT (1.5%)
     11,500  Schlumberger Ltd.....................................................................       858,188
    136,000  Smith International, Inc.*...........................................................     9,902,500
                                                                                                    ------------
                                                                                                      10,760,688
                                                                                                    ------------
 NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
             OTHER SPECIALTY STORES (1.1%)
    219,800  Bed Bath & Beyond Inc.*..............................................................  $  7,954,013
                                                                                                    ------------
             PACKAGED FOODS (0.8%)
    158,800  General Mills, Inc...................................................................     6,074,100
                                                                                                    ------------
             PRECIOUS METALS (1.5%)
    251,000  Barrick Gold Corp. (Canada)..........................................................     4,565,063
    150,000  Newmont Mining Corp..................................................................     3,243,750
    293,000  Placer Dome Inc. (Canada)............................................................     2,801,813
                                                                                                    ------------
                                                                                                      10,610,626
                                                                                                    ------------
             PRECISION INSTRUMENTS (0.1%)
     10,000  Agilent Technologies, Inc.*..........................................................       737,500
                                                                                                    ------------
             PROPERTY - CASUALTY INSURERS (0.4%)
    100,000  ACE, Ltd. (Bermuda)..................................................................     2,800,000
                                                                                                    ------------
             SAVINGS & LOAN ASSOCIATIONS (1.1%)
    203,700  Golden West Financial Corp...........................................................     8,313,506
                                                                                                    ------------
             SEMICONDUCTORS (3.2%)
     50,000  Advanced Micro Devices, Inc.*........................................................     3,862,500
     30,000  Altera Corp.*........................................................................     3,056,250
     65,000  Cypress Semiconductor Corp.*.........................................................     2,746,250
     84,600  Intel Corp...........................................................................    11,304,675
     22,000  Micron Technology, Inc.*.............................................................     1,937,375
                                                                                                    ------------
                                                                                                      22,907,050
                                                                                                    ------------
             TELECOMMUNICATION EQUIPMENT (1.9%)
     17,000  Corning Inc..........................................................................     4,587,875
    103,500  Motorola, Inc........................................................................     3,007,969
     15,600  Nortel Networks Corp. (Canada).......................................................     1,064,700
     20,000  Scientific - Atlanta, Inc............................................................     1,490,000
     31,000  Sycamore Networks, Inc.*.............................................................     3,421,625
                                                                                                    ------------
                                                                                                      13,572,169
                                                                                                    ------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $269,928,090).......................................................   401,737,891
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
             CORPORATE BONDS (9.4%)
             CABLE TELEVISION (0.4%)
$     1,000  British Sky Broadcasting Group PLC (United Kingdom)
               8.20% due 07/15/09.........................................................  $    940,870
      1,006  Continental Cablevision Inc.
               8.50%% due 09/15/01........................................................     1,017,267
      1,000  Liberty Media Group
               8.25% due 02/01/30.........................................................       920,000
                                                                                            ------------
                                                                                               2,878,137
                                                                                            ------------
             DEPARTMENT STORES (0.3%)
      1,000  Federated Department Stores, Inc.
               8.50% due 06/01/10.........................................................     1,018,160
      1,000  Saks, Inc.
               7.00% due 07/15/04.........................................................       897,260
                                                                                            ------------
                                                                                               1,915,420
                                                                                            ------------
             DIVERSIFIED FINANCIAL SERVICES (0.1%)
      1,000  Textron Financial Corp.
               7.125% due 12/09/04........................................................       980,810
                                                                                            ------------
             ELECTRIC UTILITIES (0.8%)
      1,000  Alabama Power Co.
               7.85% due 05/15/03.........................................................     1,005,860
      1,000  Commonwealth Edison Co.
               8.375% due 09/15/22........................................................       982,660
      1,000  Connecticut Light & Power Co.
               7.75% due 06/01/02.........................................................     1,004,400
      1,000  Duke Capital Corp.
               7.50% due 10/01/09.........................................................       985,030
      1,000  South Carolina Electric & Gas Co.
               7.50% due 06/15/05.........................................................     1,000,780
      1,000  Texas Utilities Electric Co.
               8.125% due 02/01/02........................................................     1,006,320
                                                                                            ------------
                                                                                               5,985,050
                                                                                            ------------
             FINANCE COMPANIES (1.0%)
      1,000  Ford Motor Credit Corp.
               5.80% due 01/12/09.........................................................       872,860
      1,000  Ford Motor Credit Corp.
               6.125% due 01/09/06........................................................       928,960
      1,000  Ford Motor Credit Corp.
               7.375% due 10/28/09........................................................       967,150
 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
$     2,000  General Motors Acceptance Corp.
               7.625% due 06/15/04........................................................  $  2,004,300
      1,000  Household Finance Corp.
               8.00% due 05/09/05.........................................................     1,007,020
      1,500  Norwest Financial, Inc.
               6.375% due 07/16/02........................................................     1,471,890
                                                                                            ------------
                                                                                               7,252,180
                                                                                            ------------
             INTEGRATED OIL COMPANIES (0.3%)
      1,000  BP Amoco PLC
               5.90% due 04/15/09.........................................................       909,290
      1,000  Conoco Inc.
               6.95% due 04/15/29.........................................................       910,470
                                                                                            ------------
                                                                                               1,819,760
                                                                                            ------------
             INVESTMENT BANKERS/BROKERS/
             SERVICES (0.8%)
      2,000  KFW International Finance Co.
               7.125% due 02/15/05........................................................     2,010,400
      1,000  Paine Webber Group, Inc.
               6.45% due 12/01/03.........................................................       951,110
      2,000  Paine Webber Group, Inc.
               6.55% due 04/15/08.........................................................     1,783,440
      1,000  Paine Webber Group, Inc.
               8.875% due 03/15/05........................................................     1,028,430
                                                                                            ------------
                                                                                               5,773,380
                                                                                            ------------
             LIFE INSURANCE (0.1%)
      1,000  Prudential Insurance
               Co. - 144A**
               6.375% due 07/23/06........................................................       924,090
                                                                                            ------------
             MAJOR BANKS (1.0%)
      1,500  BankBoston National
               7.00% due 09/15/07.........................................................     1,419,150
      1,000  First Union National Bank
               5.80% due 12/01/08.........................................................       861,830
      1,000  First Union National Bank
               7.875% due 02/15/10........................................................       985,230
      1,450  Mellon Bank N.A.
               7.00% due 03/15/06.........................................................     1,400,134
      1,000  Norwest Financial, Inc.
               7.60% due 05/03/05.........................................................     1,001,480
      1,500  U.S. Bancorp
               6.75% due 10/15/05.........................................................     1,433,070
                                                                                            ------------
                                                                                               7,100,894
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
             MAJOR PHARMACEUTICALS (0.2%)
$     1,000  Abbott Laboratories
               6.40% due 12/01/06.........................................................  $    961,790
      1,000  Johnson & Johnson
               6.95% due 09/01/29.........................................................       960,350
                                                                                            ------------
                                                                                               1,922,140
                                                                                            ------------
             MAJOR U.S. TELECOMMUNICATIONS (0.3%)
      1,000  Sprint Capital Corp.
               7.625% due 06/10/02........................................................     1,000,150
      1,000  Worldcom, Inc.
               8.00% due 05/15/06.........................................................     1,014,050
                                                                                            ------------
                                                                                               2,014,200
                                                                                            ------------
             MEDIA CONGLOMERATES (0.5%)
      1,900  Paramount Communications, Inc.
               7.50% due 01/15/02.........................................................     1,899,791
      1,000  Time Warner Entertainment Co.
               8.375% due 03/15/23........................................................     1,020,970
      1,000  Time Warner Inc.
               8.18% due 08/15/07.........................................................     1,023,200
                                                                                            ------------
                                                                                               3,943,961
                                                                                            ------------
             MID - SIZED BANKS (0.1%)
      1,000  Compass Bank
               8.10% due 08/15/09.........................................................       985,570
                                                                                            ------------
             MOTOR VEHICLES (0.3%)
      1,000  DaimlerChrysler North American Holdings Co.
               7.40% due 01/20/05.........................................................       995,070
      1,000  DaimlerChrysler North American Holdings Co.
               7.75% due 06/15/05.........................................................     1,008,860
                                                                                            ------------
                                                                                               2,003,930
                                                                                            ------------
             MOVIES/ENTERTAINMENT (0.4%)
      1,000  Seagram (Joseph E.) & Sons, Inc.
               6.80% due 12/15/08.........................................................       943,230
      2,030  Seagram (Joseph E.) & Sons, Inc.
               8.875% due 09/15/11........................................................     2,155,170
                                                                                            ------------
                                                                                               3,098,400
                                                                                            ------------
             OIL REFINING/MARKETING (0.1%)
      1,000  Tosco Corp.
               8.125% due 02/15/30........................................................     1,008,450
                                                                                            ------------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
             OIL/GAS TRANSMISSION (0.3%)
$     1,000  Coastal Corp.
               7.75% due 06/15/10.........................................................  $    989,940
      1,000  El Paso Energy Corp.
               6.75% due 05/15/09.........................................................       930,770
                                                                                            ------------
                                                                                               1,920,710
                                                                                            ------------
             OTHER TELECOMMUNICATIONS (0.9%)
      1,000  AT&T Canada Inc. (Canada)
               7.65% due 09/15/06.........................................................       985,250
      2,000  Deutsche Telekom International Finance Corp. (Netherlands)
               8.25% due 06/15/30.........................................................     2,034,100
      1,000  U.S. West Capital Funding, Inc.
               6.50% due 11/15/18.........................................................       845,090
      1,000  U.S. West Capital Funding, Inc.
               6.875% due 08/15/01........................................................       993,100
      2,000  U.S. West Communications, Inc. - 144A**
               7.625% due 06/09/03........................................................     1,996,100
                                                                                            ------------
                                                                                               6,853,640
                                                                                            ------------
             PACKAGE GOODS/COSMETICS (0.3%)
      1,000  Proctor & Gamble Co.
               6.45% due 01/15/26.........................................................       881,500
      1,000  Proctor & Gamble Co.
               6.60% due 12/15/04.........................................................       976,660
                                                                                            ------------
                                                                                               1,858,160
                                                                                            ------------
             PROPERTY - CASUALTY INSURERS (0.1%)
      1,000  Liberty Mutual Insurance Co. - 144A**
               7.697% due 10/15/97........................................................       730,140
                                                                                            ------------
             RAILROADS (0.5%)
      1,847  Southern Pacific Transportation Co. (Series B)
               7.28% due 04/30/15.........................................................     1,751,321
      1,000  Union Pacific Corp.
               6.34% due 11/25/03.........................................................       957,490
      1,000  Union Pacific Corp.
               6.625% due 02/01/08........................................................       928,470
                                                                                            ------------
                                                                                               3,637,281
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
             SAVINGS & LOAN ASSOCIATIONS (0.3%)
$     1,000  Washington Mutual Financial Corp.
               8.25% due 04/01/10.........................................................  $    991,460
      1,000  Washington Mutual Financial Corp.
               8.25% due 06/15/05.........................................................     1,005,510
                                                                                            ------------
                                                                                               1,996,970
                                                                                            ------------
             UTILITIES (0.3%)
      2,000  Arizona Public Service Co.
               5.875% due 02/15/04........................................................     1,893,340
                                                                                            ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $68,955,549)................................................    68,496,613
                                                                                            ------------


             GOVERNMENT & AGENCY OBLIGATIONS (12.4%)
             CANADIAN GOVERNMENT & AGENCIES (0.1%)
      1,000  Manitoba (Province of)
               5.50% due 10/01/08.........................................................       889,520
                                                                                            ------------
             U.S. GOVERNMENT AGENCIES & OBLIGATIONS (12.3%)
      3,000  Federal Home Loan Banks
               4.875% due 01/22/02........................................................     2,909,400
      4,000  Federal Home Loan Mortgage Corp.
               5.125% due 10/15/08........................................................     3,494,760
      5,500  Federal Home Loan Mortgage Corp.
               7.375% due 05/15/03........................................................     5,554,835
      4,000  Federal National Mortgage Assoc.
               5.625% due 05/14/04........................................................     3,810,520
      2,000  Federal National Mortgage Assoc.
               7.125% due 02/15/05........................................................     2,008,020
      2,000  Federal National Mortgage Corp.
               7.25% due 05/15/30.........................................................     2,040,300
      5,500  U.S. Treasury Bond
               5.50% due 08/15/28.........................................................     5,042,620
 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
$     2,500  U.S. Treasury Bond
               6.00% due 02/15/26.........................................................  $  2,444,400
     17,100  U.S. Treasury Bond
               6.25% due 08/15/23.........................................................    17,203,626
     10,000  U.S. Treasury Note
               4.625% due 11/30/00........................................................     9,932,800
      5,000  U.S. Treasury Note
               5.375% due 02/15/01........................................................     4,967,950
      8,500  U.S. Treasury Note
               5.50% due 08/31/01.........................................................     8,408,115
      1,000  U.S. Treasury Note
               5.625% due 11/30/00........................................................       997,270
      7,000  U.S. Treasury Note
               5.875% due 11/30/01........................................................     6,945,400
        600  U.S. Treasury Note
               5.875% due 11/15/04........................................................       591,420
      1,500  U.S. Treasury Note
               6.00% due 08/15/09.........................................................     1,488,045
      2,000  U.S. Treasury Note
               6.25% due 01/31/02.........................................................     1,993,800
      1,000  U.S. Treasury Note
               6.25% due 02/15/03.........................................................       996,930
      1,000  U.S. Treasury Note
               6.25% due 02/15/07.........................................................     1,001,280
      1,000  U.S. Treasury Note
               6.375% due 08/15/02........................................................       999,500
      1,000  U.S. Treasury Note
               6.50% due 03/31/02.........................................................     1,001,010
      1,000  U.S. Treasury Note
               6.50% due 08/15/05.........................................................     1,010,390
      2,000  U.S. Treasury Note
               6.625% due 05/15/07........................................................     2,043,200
      1,000  U.S. Treasury Note
               6.875% due 05/15/06........................................................     1,029,440
      1,000  U.S. Treasury Note
               7.25% due 05/15/04.........................................................     1,031,390
                                                                                            ------------
                                                                                              88,946,421
                                                                                            ------------

             TOTAL GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $88,833,433)................................................    89,835,941
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES - STRATEGIST PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (A) (22.9%)
             U.S. GOVERNMENT AGENCIES
$    85,000  Federal Home Loan Banks 6.45% due 07/19/00...........................................  $ 84,725,875
     43,100  Federal Home Loan Banks 6.57% due 07/03/00...........................................    43,084,269
     38,741  Federal National Mortgage Assoc. 6.42% due 07/13/00..................................    38,658,094
                                                                                                    ------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $166,468,238).......................................................   166,468,238
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $594,185,310) (B)........................................................  100.1%    726,538,683

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.1)       (824,916)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 725,713,767
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $147,610,913 and the aggregate gross unrealized depreciation is $15,257,540, resulting in net unrealized appreciation of $132,353,373.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                    MONEY      SHORT-TERM      QUALITY          HIGH
                                   MARKET         BOND       INCOME PLUS       YIELD
-----------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $387,502,037   $5,268,734   $408,256,516   $ 223,485,066
Cash..........................        12,819       31,098        --              280,500
Receivable for:
    Investments sold..........       --            --          1,063,010         648,889
    Shares of beneficial
      interest sold...........       985,730      174,059        288,074         178,339
    Dividends.................       --            --            --             --
    Interest..................       146,917       68,077      6,522,767       5,308,922
    Foreign withholding taxes
      reclaimed...............       --            --            --             --
Prepaid expenses and other
  assets......................           994        1,762            965           2,147
                                ------------   ----------   ------------   -------------
     TOTAL ASSETS.............   388,648,497    5,543,730    416,131,332     229,903,863
                                ------------   ----------   ------------   -------------
LIABILITIES:
Payable for:
    Investments purchased.....       --            --          4,881,536         401,071
    Shares of beneficial
      interest repurchased....     1,527,875        1,036      1,096,509         268,366
    Plan of distribution fee
      (Class Y)...............            86            2             10              38
    Investment management
      fee.....................       161,134        1,908        167,881          94,468
Payable to bank...............       --            --            855,674        --
Unrealized depreciation on
  forward foreign currency
  contracts...................       --            --            --             --
Accrued expenses and other
  payables....................        38,302       13,166         47,050          39,814
                                ------------   ----------   ------------   -------------
     TOTAL LIABILITIES........     1,727,397       16,112      7,048,660         803,757
                                ------------   ----------   ------------   -------------
NET ASSETS:
Paid-in-capital...............   386,920,154    5,547,675    456,749,874     420,803,660
Accumulated undistributed net
  investment income (loss)....           270       --                 39         320,365
Accumulated undistributed net
  realized gain (loss)........           676       (7,460)   (35,685,863)    (36,453,721)
Net unrealized appreciation
  (depreciation)..............       --           (12,597)   (11,981,378)   (155,570,198)
                                ------------   ----------   ------------   -------------
     NET ASSETS...............  $386,921,100   $5,527,618   $409,082,672   $ 229,100,106
                                ============   ==========   ============   =============
     *IDENTIFIED COST.........  $387,502,037   $5,281,331   $420,237,894   $ 379,055,264
                                ============   ==========   ============   =============
CLASS X SHARES:
Net Assets....................  $386,118,522   $5,484,851   $408,943,678   $ 228,554,146
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................   386,117,576      555,296     41,631,541      59,033,273
      NET ASSET VALUE PER
      SHARE...................         $1.00        $9.88          $9.82           $3.87
                                ============   ==========   ============   =============
CLASS Y SHARES:
Net Assets....................      $802,578      $42,767       $138,994        $545,960
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................       802,578        4,332         14,155         140,867
      NET ASSET VALUE PER
      SHARE...................         $1.00        $9.87          $9.82           $3.88
                                ============   ==========   ============   =============

------------------

**   Includes foreign cash of $221,928.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                                                                                    GLOBAL
                                                  INCOME        DIVIDEND           CAPITAL         DIVIDEND         EUROPEAN
                                  UTILITIES      BUILDER         GROWTH            GROWTH           GROWTH           GROWTH
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $553,308,419   $65,383,679   $1,538,853,581     $188,364,112     $421,184,397     $591,798,418
Cash..........................       --             69,428           63,223           52,836          299,762          877,465
Receivable for:
    Investments sold..........       --             25,823        7,509,261        4,436,500        1,274,347        1,577,485
    Shares of beneficial
      interest sold...........       249,807           572        6,594,884          113,369           69,686          229,648
    Dividends.................       805,258       180,160        2,328,227          114,972          868,394          252,151
    Interest..................       924,918       319,239         --                --                 3,942           10,599
    Foreign withholding taxes
      reclaimed...............       --            --              --                --               451,536          897,003
Prepaid expenses and other
  assets......................           379         2,071            1,563              322              312            1,321
                                ------------   -----------   --------------     ------------     ------------     ------------
     TOTAL ASSETS.............   555,288,781    65,980,972    1,555,350,739      193,082,111      424,152,376      595,644,090
                                ------------   -----------   --------------     ------------     ------------     ------------
LIABILITIES:
Payable for:
    Investments purchased.....       --            198,269        6,139,920        1,001,010          565,067       13,792,757
    Shares of beneficial
      interest repurchased....       421,229        47,965        7,705,019          184,558          402,280          318,149
    Plan of distribution fee
      (Class Y)...............            82             2              117               28               16               93
    Investment management
      fee.....................       300,025        41,541          704,581          102,435          266,790          458,419
Payable to bank...............       --            --              --                --               --               --
Unrealized depreciation on
  forward foreign currency
  contracts...................       --            --              --                --                 2,093          --
Accrued expenses and other
  payables....................        56,692        18,726          102,013           31,647           64,782           51,099
                                ------------   -----------   --------------     ------------     ------------     ------------
     TOTAL LIABILITIES........       778,028       306,503       14,651,650        1,319,678        1,301,028       14,620,517
                                ------------   -----------   --------------     ------------     ------------     ------------
NET ASSETS:
Paid-in-capital...............   318,637,560    70,898,574    1,860,822,576      150,197,879      401,824,892      404,859,563
Accumulated undistributed net
  investment income (loss)....        (1,887)            4               42          345,079        3,130,860        2,326,767
Accumulated undistributed net
  realized gain (loss)........    16,221,608    (1,851,882)    (220,474,164)      19,844,616      (10,412,794)      46,948,372
Net unrealized appreciation
  (depreciation)..............   219,653,472    (3,372,227)     (99,649,365)      21,374,859       28,308,390      126,888,871
                                ------------   -----------   --------------     ------------     ------------     ------------
     NET ASSETS...............  $554,510,753   $65,674,469   $1,540,699,089     $191,762,433     $422,851,348     $581,023,573
                                ============   ===========   ==============     ============     ============     ============
     *IDENTIFIED COST.........  $333,654,947   $68,755,906   $1,638,502,946     $166,989,253     $392,872,983     $464,822,158
                                ============   ===========   ==============     ============     ============     ============
CLASS X SHARES:
Net Assets....................  $553,545,947   $65,626,202   $1,539,113,517     $191,158,904     $422,622,372     $579,548,842
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................    26,053,249     6,152,202      121,683,830        9,344,013       34,300,819       21,687,192
      NET ASSET VALUE PER
      SHARE...................        $21.25        $10.67           $12.65           $20.46           $12.32           $26.72
                                ============   ===========   ==============     ============     ============     ============
CLASS Y SHARES:
Net Assets....................      $964,806       $48,267       $1,585,572         $603,529         $228,976       $1,474,731
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................        45,402         4,525          125,417           29,511           18,587           55,197
      NET ASSET VALUE PER
      SHARE...................        $21.25        $10.67           $12.64           $20.45           $12.32           $26.72
                                ============   ===========   ==============     ============     ============     ============


                                   PACIFIC
                                   GROWTH            EQUITY
------------------------------  --------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $104,023,811     $1,980,102,761
Cash..........................     1,454,206**         --
Receivable for:
    Investments sold..........       554,832        126,486,902
    Shares of beneficial
      interest sold...........       673,282            926,184
    Dividends.................       106,513            470,987
    Interest..................         5,634                528
    Foreign withholding taxes
      reclaimed...............        15,985             11,356
Prepaid expenses and other
  assets......................           107              4,679
                                ------------     --------------
     TOTAL ASSETS.............   106,834,370      2,108,003,397
                                ------------     --------------
LIABILITIES:
Payable for:
    Investments purchased.....        67,900         92,470,827
    Shares of beneficial
      interest repurchased....        53,791          1,360,779
    Plan of distribution fee
      (Class Y)...............             6                288
    Investment management
      fee.....................        81,688            796,143
Payable to bank...............       --                   2,723
Unrealized depreciation on
  forward foreign currency
  contracts...................       --                --
Accrued expenses and other
  payables....................       218,254             61,702
                                ------------     --------------
     TOTAL LIABILITIES........       421,639         94,692,462
                                ------------     --------------
NET ASSETS:
Paid-in-capital...............   126,154,140      1,534,556,243
Accumulated undistributed net
  investment income (loss)....    (1,100,566)              (678)
Accumulated undistributed net
  realized gain (loss)........   (39,150,750)       162,921,411
Net unrealized appreciation
  (depreciation)..............    20,509,907        315,833,959
                                ------------     --------------
     NET ASSETS...............  $106,412,731     $2,013,310,935
                                ============     ==============
     *IDENTIFIED COST.........  $ 83,515,380     $1,664,268,802
                                ============     ==============
CLASS X SHARES:
Net Assets....................  $106,353,837     $2,009,873,603
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................    13,566,747         47,356,823
      NET ASSET VALUE PER
      SHARE...................         $7.84             $42.44
                                ============     ==============
CLASS Y SHARES:
Net Assets....................       $58,894         $3,437,332
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................         7,507             80,996
      NET ASSET VALUE PER
      SHARE...................         $7.84             $42.44
                                ============     ==============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
JUNE 30, 2000 (UNAUDITED)

                                                     COMPETITIVE
                                                         EDGE             AGGRESSIVE
                                  S&P 500 INDEX      "BEST IDEAS"           EQUITY           STRATEGIST
---------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................    $228,639,075       $82,415,594         $130,293,654       $726,538,683
Cash..........................          27,210          --                     27,000             98,586
Receivable for:
    Investments sold..........          21,107          --                  3,013,555          1,008,391
    Shares of beneficial
      interest sold...........         217,289            77,297              201,112            554,547
    Dividends.................         167,587            20,829               20,599            198,589
    Interest..................         --                    192             --                2,645,266
    Foreign withholding taxes
      reclaimed...............         --                 43,838                  116            --
    Variation margin..........          50,500          --                   --                  --
Prepaid expenses and other
  assets......................           9,051               285                8,538              2,259
                                  ------------       -----------         ------------       ------------
     TOTAL ASSETS.............     229,131,819        82,558,035          133,564,574        731,046,321
                                  ------------       -----------         ------------       ------------
LIABILITIES:
Payable for:
    Investments purchased.....         957,607          --                  8,449,298          3,973,365
    Shares of beneficial
      interest repurchased....         240,000            92,016               85,567          1,016,320
    Plan of distribution fee
      (Class Y)...............             113                34                   83                128
    Investment management
      fee.....................          74,161            42,975               73,762            298,372
Accrued expenses and other
  payables....................          38,736            22,001               27,701             44,369
                                  ------------       -----------         ------------       ------------
     TOTAL LIABILITIES........       1,310,617           157,026            8,636,411          5,332,554
                                  ------------       -----------         ------------       ------------
NET ASSETS:
Paid-in-capital...............     203,324,838        71,893,826          121,091,047        567,462,696
Accumulated undistributed net
  investment income...........         927,762           287,391              100,799             53,797
Accumulated undistributed net
  realized gain (loss)........         125,376         4,843,879          (12,694,333)        25,843,901
Net unrealized appreciation...      23,443,226         5,375,913           16,430,650        132,353,373
                                  ------------       -----------         ------------       ------------
     NET ASSETS...............    $227,821,202       $82,401,009         $124,928,163       $725,713,767
                                  ============       ===========         ============       ============
     *IDENTIFIED COST.........    $205,048,756       $77,040,327         $113,863,004       $594,185,310
                                  ============       ===========         ============       ============
CLASS X SHARES:
Net Assets....................    $226,163,222       $81,796,812         $123,649,875       $723,929,905
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................      17,103,602         6,828,294            8,230,234         43,202,615
      NET ASSET VALUE PER
      SHARE...................          $13.22            $11.98               $15.02             $16.76
                                  ============       ===========         ============       ============
CLASS Y SHARES:
Net Assets....................      $1,657,980          $604,197           $1,278,288         $1,783,862
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................         125,411            50,468               85,084            106,486
      NET ASSET VALUE PER
      SHARE...................          $13.22            $11.97               $15.02             $16.75
                                  ============       ===========         ============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000* (UNAUDITED)

                                                           QUALITY
                                   MONEY     SHORT TERM    INCOME         HIGH
                                  MARKET        BOND        PLUS         YIELD
----------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................  $12,332,683   $129,896   $15,950,013  $ 20,613,639
Dividends.....................      --          --           --            --
                                -----------   --------   -----------  ------------
     TOTAL INCOME.............   12,332,683    129,896    15,950,013    20,613,639
                                -----------   --------   -----------  ------------
EXPENSES
Investment management fee.....    1,007,817      9,792     1,058,673       632,227
Professional fees.............       14,124     10,416        13,260        15,601
Custodian fees................        8,656      2,498        20,426         9,388
Shareholder reports and
  notices.....................        7,365         98        15,321        22,672
Trustees' fees and expenses...          506     --               539           373
Transfer agent fees and
  expenses....................          250        250           250           250
Plan of distribution fee
  (Class Y shares)............           86          2            10            38
Other.........................        1,309        649         3,677         4,739
                                -----------   --------   -----------  ------------
     TOTAL EXPENSES...........    1,040,113     23,705     1,112,156       685,288
Less: expense offset..........      --            (906)      --            --
                                -----------   --------   -----------  ------------
     NET EXPENSES.............    1,040,113     22,799     1,112,156       685,288
                                -----------   --------   -----------  ------------
     NET INVESTMENT INCOME....   11,292,570    107,097    14,837,857    19,928,351
                                -----------   --------   -----------  ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss)......        1,580     (4,533)   (7,614,911)    3,041,247
Net change in unrealized
  appreciation/depreciation...      --           4,449     6,013,672   (29,988,121)
                                -----------   --------   -----------  ------------
     NET GAIN (LOSS)..........        1,580        (84)   (1,601,239)  (26,946,874)
                                -----------   --------   -----------  ------------
NET INCREASE (DECREASE).......  $11,294,150   $107,013   $13,236,618  $ (7,018,523)
                                ===========   ========   ===========  ============

------------------

 *   Class Y shares were issued June 6, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED
FOR THE SIX MONTHS ENDED JUNE 30, 2000* (UNAUDITED)

                                                INCOME       DIVIDEND         CAPITAL
                                 UTILITIES      BUILDER       GROWTH           GROWTH
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................  $  2,254,534  $   963,747  $   1,102,073    $    467,067
Dividends.....................     5,903,333**   1,114,357    22,224,857**       503,120**
                                ------------  -----------  -------------    ------------
     TOTAL INCOME.............     8,157,867    2,078,104     23,326,930         970,187
                                ------------  -----------  -------------    ------------
EXPENSES
Investment management fee.....     1,830,150      264,133      4,478,858         599,353
Professional fees.............        14,196       11,177         14,191          14,260
Custodian fees................        15,945        7,232         58,484          20,601
Shareholder reports and
  notices.....................        32,102        3,902         46,123           4,995
Trustees' fees and expenses...           678           60          2,972             185
Transfer agent fees and
  expenses....................           250          250            250             250
Plan of distribution fee
  (Class Y shares)............            82            2            117              28
Other.........................         2,842        1,232          7,242             368
                                ------------  -----------  -------------    ------------
     TOTAL EXPENSES...........     1,896,245      287,988      4,608,237         640,040
                                ------------  -----------  -------------    ------------
     NET INVESTMENT INCOME....     6,261,622    1,790,116     18,718,693         330,147
                                ------------  -----------  -------------    ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............    16,261,412   (1,008,142)  (201,262,748)     21,023,875
    Futures contracts.........       --           --            --               --
    Foreign exchange
      transactions............       --           --            --               --
                                ------------  -----------  -------------    ------------
     NET GAIN (LOSS)..........    16,261,412   (1,008,142)  (201,262,748)     21,023,875
                                ------------  -----------  -------------    ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............   (22,434,406)  (4,207,609)       223,349     (15,780,992)
    Futures contracts.........       --           --            --               --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --           --            --               --
                                ------------  -----------  -------------    ------------
     NET APPRECIATION
     (DEPRECIATION)...........   (22,434,406)  (4,207,609)       223,349     (15,780,992)
                                ------------  -----------  -------------    ------------
     NET GAIN (LOSS)..........    (6,172,994)  (5,215,751)  (201,039,399)      5,242,883
                                ------------  -----------  -------------    ------------
NET INCREASE (DECREASE).......  $     88,628  $(3,425,635) $(182,320,706)   $  5,573,030
                                ============  ===========  =============    ============

------------------

 *   Class Y shares were issued June 6, 2000.
**   Net of $73,549, $259,373, $2,414, $544,834, $716,157, $213,457, $134,523,
     $6,207, $45,649, $1,997 and $6,491 foreign withholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED
FOR THE SIX MONTHS ENDED JUNE 30, 2000* (UNAUDITED)

                                     GLOBAL                                                                        COMPETITIVE
                                    DIVIDEND        EUROPEAN        PACIFIC                         S&P 500           EDGE
                                     GROWTH          GROWTH         GROWTH          EQUITY           INDEX        "BEST IDEAS"
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................    $    527,661    $    506,656    $   134,302    $   5,779,476    $   260,777      $   158,730
Dividends.....................       6,280,221**     4,734,230**      501,470**      3,434,885**    1,127,743**        386,384**
                                  ------------    ------------    -----------    -------------    -----------      -----------
     TOTAL INCOME.............       6,807,882       5,240,886        635,772        9,214,361      1,388,520          545,114
                                  ------------    ------------    -----------    -------------    -----------      -----------
EXPENSES
Investment management fee.....       1,666,389       2,759,499        541,421        5,145,737        411,369          237,644
Professional fees.............          16,787          17,157         18,819           16,764          8,075            8,768
Custodian fees................          72,225          94,423        117,644           57,485         26,491            8,587
Shareholder reports and
  notices.....................          19,071          18,187          6,060           27,292          2,391              870
Trustees' fees and expenses...             562             598             61            1,865             81              140
Transfer agent fees and
  expenses....................             250             250            250              250            250              250
Plan of distribution fee
  (Class Y shares)............              16              93              6              288            113               34
Other.........................           5,563           4,309         10,107            5,061         11,937              746
                                  ------------    ------------    -----------    -------------    -----------      -----------
     TOTAL EXPENSES...........       1,780,863       2,894,516        694,368        5,254,742        460,707          257,039
                                  ------------    ------------    -----------    -------------    -----------      -----------
     NET INVESTMENT INCOME....       5,027,019       2,346,370        (58,596)       3,959,619        927,813          288,075
                                  ------------    ------------    -----------    -------------    -----------      -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............      (3,133,207)     46,959,999      4,918,879      185,449,701       (249,634)       6,348,574
    Futures contracts.........         --              --             --              --              558,500         --
    Foreign exchange
      transactions............          15,790          88,661        (39,180)        --              --                (4,011)
                                  ------------    ------------    -----------    -------------    -----------      -----------
     NET GAIN (LOSS)..........      (3,117,417)     47,048,660      4,879,699      185,449,701        308,866        6,344,563
                                  ------------    ------------    -----------    -------------    -----------      -----------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............     (31,350,058)    (45,741,165)    (9,870,934)    (340,689,705)    (1,103,372)      (8,461,955)
    Futures contracts.........         --              --             --              --             (317,356)        --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............           9,619         (56,057)       226,197         --              --                 1,447
                                  ------------    ------------    -----------    -------------    -----------      -----------
     NET APPRECIATION
     (DEPRECIATION)...........     (31,340,439)    (45,797,222)    (9,644,737)    (340,689,705)    (1,420,728)      (8,460,508)
                                  ------------    ------------    -----------    -------------    -----------      -----------
     NET GAIN (LOSS)..........     (34,457,856)      1,251,438     (4,765,038)    (155,240,004)    (1,111,862)      (2,115,945)
                                  ------------    ------------    -----------    -------------    -----------      -----------
NET INCREASE (DECREASE).......    $(29,430,837)   $  3,597,808    $(4,823,634)   $(151,280,385)   $  (184,049)     $(1,827,870)
                                  ============    ============    ===========    =============    ===========      ===========


                                   AGGRESSIVE
                                     EQUITY          STRATEGIST
------------------------------  --------------------------------
NET INVESTMENT INCOME:
INCOME
Interest......................    $    352,195      $  9,225,616
Dividends.....................         134,676**       1,591,588**
                                  ------------      ------------
     TOTAL INCOME.............         486,871        10,817,204
                                  ------------      ------------
EXPENSES
Investment management fee.....         345,380         1,814,334
Professional fees.............          11,879            15,186
Custodian fees................          27,539            18,244
Shareholder reports and
  notices.....................             836            18,876
Trustees' fees and expenses...              12               825
Transfer agent fees and
  expenses....................             250               250
Plan of distribution fee
  (Class Y shares)............              83               128
Other.........................              87             5,071
                                  ------------      ------------
     TOTAL EXPENSES...........         386,066         1,872,914
                                  ------------      ------------
     NET INVESTMENT INCOME....         100,805         8,944,290
                                  ------------      ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............     (12,512,441)       34,738,023
    Futures contracts.........        --                 --
    Foreign exchange
      transactions............        --                 --
                                  ------------      ------------
     NET GAIN (LOSS)..........     (12,512,441)       34,738,023
                                  ------------      ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............       9,048,737       (38,093,209)
    Futures contracts.........        --                 --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............        --                 --
                                  ------------      ------------
     NET APPRECIATION
     (DEPRECIATION)...........       9,048,737       (38,093,209)
                                  ------------      ------------
     NET GAIN (LOSS)..........      (3,463,704)       (3,355,186)
                                  ------------      ------------
NET INCREASE (DECREASE).......    $ (3,362,899)     $  5,589,104
                                  ============      ============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                          MONEY MARKET                       SHORT TERM BOND
                                ---------------------------------  -----------------------------------
                                 FOR THE SIX      FOR THE YEAR      FOR YHE SIX       FOR THE YEAR
                                 MONTHS ENDED         ENDED         MONTHS ENDED          ENDED
                                JUNE 30, 2000*  DECEMBER 31, 1999  JUNE 30, 2000*  DECEMBER 31, 1999**
------------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                        (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........   $ 11,292,570     $ 20,402,046       $  107,097        $   57,933
Net realized gain (loss)......          1,580            1,751           (4,533)           (2,927)
Net change in unrealized
  appreciation/depreciation...       --               --                  4,449           (17,046)
                                 ------------     ------------       ----------        ----------
     NET INCREASE
     (DECREASE)...............     11,294,150       20,403,797          107,013            37,960
                                 ------------     ------------       ----------        ----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............    (11,290,475)     (20,401,879)        (106,925)          (57,933)
    Class Y shares............         (2,014)        --                   (172)         --
Net realized gain
    Class X shares............           (904)          (1,751)         --               --
    Class Y shares............       --               --                --               --
Paid-in-capital
    Class X shares............       --               --                --               --
    Class Y shares............       --               --                --               --
                                 ------------     ------------       ----------        ----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (11,293,393)     (20,403,630)        (107,097)          (57,933)
                                 ------------     ------------       ----------        ----------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........    (48,722,768)      (6,391,540)       2,353,113         3,194,562
                                 ------------     ------------       ----------        ----------
     TOTAL INCREASE
     (DECREASE)...............    (48,722,011)      (6,391,373)       2,353,029         3,174,589
NET ASSETS:
Beginning of period...........    435,643,111      442,034,484        3,174,589          --
                                 ------------     ------------       ----------        ----------
     END OF PERIOD............   $386,921,100     $435,643,111       $5,527,618        $3,174,589
                                 ============     ============       ==========        ==========
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................   $        270     $        189       $  --             $ --
                                 ============     ============       ==========        ==========

------------------

 *   Class Y shares were issued June 6, 2000.
** For the period May 4, 1999 (commencement of operations) through December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                       QUALITY INCOME PLUS                    HIGH YIELD
                                ---------------------------------  ---------------------------------
                                 FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                 MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                JUNE 30, 2000*  DECEMBER 31, 1999  JUNE 30, 2000*  DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                        (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........   $ 14,837,857     $ 32,603,272      $ 19,928,351     $ 46,601,600
Net realized gain (loss)......     (7,614,911)     (11,840,632)        3,041,247       (7,019,312)
Net change in unrealized
  appreciation/depreciation...      6,013,672      (43,753,636)      (29,988,121)     (43,905,004)
                                 ------------     ------------      ------------     ------------
     NET INCREASE
     (DECREASE)...............     13,236,618      (22,990,996)       (7,018,523)      (4,322,716)
                                 ------------     ------------      ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............    (14,884,377)     (32,603,082)      (19,622,039)     (46,732,009)
    Class Y shares............           (789)        --                  (7,294)        --
Net realized gain
    Class X shares............       --               --                --               --
    Class Y shares............       --               --                --               --
Paid-in-capital
    Class X shares............       --               --                --               --
    Class Y shares............       --               --                --               --
                                 ------------     ------------      ------------     ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (14,885,166)     (32,603,082)      (19,629,333)     (46,732,009)
                                 ------------     ------------      ------------     ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........    (45,400,631)     (35,856,852)      (23,935,510)     (33,340,707)
                                 ------------     ------------      ------------     ------------
     TOTAL INCREASE
     (DECREASE)...............    (47,049,179)     (91,450,930)      (50,583,366)     (84,395,432)
NET ASSETS:
Beginning of period...........    456,131,851      547,582,781       279,683,472      364,078,904
                                 ------------     ------------      ------------     ------------
     END OF PERIOD............   $409,082,672     $456,131,851      $229,100,106     $279,683,472
                                 ============     ============      ============     ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................   $         39     $     47,349      $    320,365     $     21,347
                                 ============     ============      ============     ============

                                            UTILITIES                       INCOME BUILDER
                                ---------------------------------  ---------------------------------
                                 FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                 MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                JUNE 30, 2000*  DECEMBER 31, 1999  JUNE 30, 2000*  DECEMBER 31, 1999
------------------------------  --------------------------------------------------------------------
                                 (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........   $  6,261,622     $ 14,157,266       $ 1,790,116      $ 4,199,255
Net realized gain (loss)......     16,261,412       33,719,313        (1,008,142)         (99,594)
Net change in unrealized
  appreciation/depreciation...    (22,434,406)      19,868,085        (4,207,609)       1,427,366
                                 ------------     ------------       -----------      -----------
     NET INCREASE
     (DECREASE)...............         88,628       67,744,664        (3,425,635)       5,527,027
                                 ------------     ------------       -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............     (6,258,060)     (14,157,310)       (1,897,377)      (4,106,298)
    Class Y shares............         (5,430)        --                    (606)        --
Net realized gain
    Class X shares............    (33,661,384)     (11,183,423)         --             (1,674,655)
    Class Y shares............        (57,889)        --                --               --
Paid-in-capital
    Class X shares............       --               --                --               (120,208)
    Class Y shares............       --               --                --               --
                                 ------------     ------------       -----------      -----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (39,982,763)     (25,340,733)       (1,897,983)      (5,901,161)
                                 ------------     ------------       -----------      -----------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........     13,917,936      (22,719,812)      (10,618,249)      (5,778,664)
                                 ------------     ------------       -----------      -----------
     TOTAL INCREASE
     (DECREASE)...............    (25,976,199)      19,684,119       (15,941,867)      (6,152,798)
NET ASSETS:
Beginning of period...........    580,486,952      560,802,833        81,616,336       87,769,134
                                 ------------     ------------       -----------      -----------
     END OF PERIOD............   $554,510,753     $580,486,952       $65,674,469      $81,616,336
                                 ============     ============       ===========      ===========
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................   $     (1,887)    $        (19)      $         4      $   107,871
                                 ============     ============       ===========      ===========

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                         DIVIDEND GROWTH                    CAPITAL GROWTH
                                ---------------------------------  ---------------------------------
                                 FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                 MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                JUNE 30, 2000*  DECEMBER 31, 1999  JUNE 30, 2000*  DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                        (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $   18,718,693   $   41,593,941     $    330,147     $     31,551
Net realized gain (loss)......    (201,262,748)     346,534,889       21,023,875       34,213,226
Net change in unrealized
  appreciation/depreciation...         223,349     (441,379,064)     (15,780,992)       8,664,948
                                --------------   --------------     ------------     ------------
     NET INCREASE
     (DECREASE)...............    (182,320,706)     (53,250,234)       5,573,030       42,909,725
                                --------------   --------------     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............     (18,709,696)     (41,593,983)         (16,143)        --
    Class Y shares............          (9,067)       --                     (51)        --
Net realized gain
    Class X shares............    (355,389,431)    (329,147,530)     (31,601,360)     (17,791,828)
    Class Y shares............        (366,002)       --                 (99,741)        --
                                --------------   --------------     ------------     ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (374,474,196)    (370,741,513)     (31,717,295)     (17,791,828)
                                --------------   --------------     ------------     ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      63,680,064      207,878,895       46,655,282        7,530,409
                                --------------   --------------     ------------     ------------
     TOTAL INCREASE
     (DECREASE)...............    (493,114,838)    (216,112,852)      20,511,017       32,648,306
NET ASSETS:
Beginning of period...........   2,033,813,927    2,249,926,779      171,251,416      138,603,110
                                --------------   --------------     ------------     ------------
     END OF PERIOD............  $1,540,699,089   $2,033,813,927     $191,762,433     $171,251,416
                                ==============   ==============     ============     ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $           42   $          112     $    345,079     $     31,127
                                ==============   ==============     ============     ============

------------------

 *   Class Y shares were issued June 6, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                     GLOBAL DIVIDEND GROWTH                 EUROPEAN GROWTH
                                ---------------------------------  ---------------------------------
                                 FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                 MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                JUNE 30, 2000*  DECEMBER 31, 1999  JUNE 30, 2000*  DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                        (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................   $  5,027,019     $  9,301,972      $  2,346,370     $  4,356,655
Net realized gain (loss)......     (3,117,417)      42,434,603        47,048,660       89,014,598
Net change in unrealized
  appreciation/depreciation...    (31,340,439)      14,999,600       (45,797,222)      39,368,603
                                 ------------     ------------      ------------     ------------
     NET INCREASE
     (DECREASE)...............    (29,430,837)      66,736,175         3,597,808      132,739,856
                                 ------------     ------------      ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............     (2,796,202)      (9,852,158)       (3,290,821)      (3,407,759)
    Class Y shares............       --               --                  (8,172)        --
Net realized gain
    Class X shares............    (38,145,171)     (35,181,150)      (84,881,334)     (47,147,183)
    Class Y shares............        (20,655)        --                (210,786)        --
                                 ------------     ------------      ------------     ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (40,962,028)     (45,033,308)      (88,391,113)     (50,554,942)
                                 ------------     ------------      ------------     ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........    (13,685,277)         999,059        86,112,111      (13,117,744)
                                 ------------     ------------      ------------     ------------
     TOTAL INCREASE
     (DECREASE)...............    (84,078,142)      22,701,926         1,318,806       69,067,170
NET ASSETS:
Beginning of period...........    506,929,490      484,227,564       579,704,767      510,637,597
                                 ------------     ------------      ------------     ------------
     END OF PERIOD............   $422,851,348     $506,929,490      $581,023,573     $579,704,767
                                 ============     ============      ============     ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................   $  3,130,860     $    900,043      $  2,326,767     $  3,279,390
                                 ============     ============      ============     ============

                                         PACIFIC GROWTH
                                ---------------------------------
                                 FOR THE SIX      FOR THE YEAR
                                 MONTHS ENDED         ENDED
                                JUNE 30, 2000*  DECEMBER 31, 1999
------------------------------  ---------------------------------
                                 (UNAUDITED)
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................   $    (58,596)     $    673,927
Net realized gain (loss)......      4,879,699        15,775,724
Net change in unrealized
  appreciation/depreciation...     (9,644,737)       28,380,099
                                 ------------      ------------
     NET INCREASE
     (DECREASE)...............     (4,823,634)       44,829,750
                                 ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............     (1,544,980)         (770,896)
    Class Y shares............           (892)        --
Net realized gain
    Class X shares............       --               --
    Class Y shares............       --               --
                                 ------------      ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (770,896)         (770,896)
                                 ------------      ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........     (3,145,147)       19,026,993
                                 ------------      ------------
     TOTAL INCREASE
     (DECREASE)...............     (9,514,653)       63,085,847
NET ASSETS:
Beginning of period...........    115,927,384        52,841,537
                                 ------------      ------------
     END OF PERIOD............   $106,412,731      $115,927,384
                                 ============      ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................   $ (1,100,566)     $    503,902
                                 ============      ============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                             EQUITY                          S&P 500 INDEX
                                ---------------------------------  ---------------------------------
                                 FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                 MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                JUNE 30, 2000*  DECEMBER 31, 1999  JUNE 30, 2000*  DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                        (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $    3,959,619   $    7,884,930     $    927,813     $  1,179,912
Net realized gain (loss)......     185,449,701      301,936,226          308,866          977,294
Net change in unrealized
  appreciation/depreciation...    (340,689,705)     429,853,712       (1,420,728)      20,690,042
                                --------------   --------------     ------------     ------------
     NET INCREASE
     (DECREASE)...............    (151,280,385)     739,674,868         (184,049)      22,847,248
                                --------------   --------------     ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............      (3,954,587)      (7,879,428)      (1,171,433)        (244,996)
    Class Y shares............          (5,712)       --                  (8,524)        --
Net realized gain
    Class X shares............    (309,799,756)    (168,434,937)      (1,055,968)        (283,184)
    Class Y shares............        (519,733)       --                  (7,684)        --
                                --------------   --------------     ------------     ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (314,279,788)    (176,314,365)      (2,243,609)        (528,180)
                                --------------   --------------     ------------     ------------
Net increase from transactions
  in shares of beneficial
  interest....................     395,799,723      381,298,159       44,286,040      114,911,784
                                --------------   --------------     ------------     ------------
     TOTAL INCREASE
     (DECREASE)...............     (69,760,450)     944,658,662       41,858,382      137,230,852
NET ASSETS:
Beginning of period...........   2,083,071,385    1,138,412,723      185,962,820       48,731,968
                                --------------   --------------     ------------     ------------
     END OF PERIOD............  $2,013,310,935   $2,083,071,385     $227,821,202     $185,962,820
                                ==============   ==============     ============     ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $         (678)  $            2     $    927,762     $  1,179,906
                                ==============   ==============     ============     ============

------------------

 *   Class Y shares were issued June 6, 2000.
** For the period May 4, 1999 (commencement of operations) through December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                  COMPETITIVE EDGE "BEST IDEAS"             AGGRESSIVE EQUITY             STRATEGIST
                                ---------------------------------  -----------------------------------  --------------
                                 FOR THE SIX      FOR THE YEAR      FOR THE SIX       FOR THE YEAR       FOR THE SIX
                                 MONTHS ENDED         ENDED         MONTHS ENDED          ENDED          MONTHS ENDED
                                JUNE 30, 2000*  DECEMBER 31, 1999  JUNE 30, 2000*  DECEMBER 31, 1999**  JUNE 30, 2000*
----------------------------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                        (UNAUDITED)                          (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........    $   288,075      $   318,798      $    100,805       $    57,983       $  8,944,290
Net realized gain (loss)......      6,344,563         (231,782)      (12,512,441)         (181,892)        34,738,023
Net change in unrealized
  appreciation/depreciation...     (8,460,508)      11,840,897         9,048,737         7,381,913        (38,093,209)
                                  -----------      -----------      ------------       -----------       ------------
     NET INCREASE
     (DECREASE)...............     (1,827,870)      11,927,913        (3,362,899)        7,258,004          5,589,104
                                  -----------      -----------      ------------       -----------       ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............       (314,559)        (267,149)          (49,395)           (8,097)        (8,878,667)
    Class Y shares............         (2,328)        --                    (497)        --                   (11,862)
Net realized gain
    Class X shares............       --               --                --               --               (85,486,980)
    Class Y shares............       --               --                --               --                  (209,745)
                                  -----------      -----------      ------------       -----------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (316,887)        (267,149)          (49,892)           (8,097)       (94,587,254)
                                  -----------      -----------      ------------       -----------       ------------
Net increase from transactions
  in shares of beneficial
  interest....................     22,250,964       14,095,258        90,143,578        30,947,469         85,011,241
                                  -----------      -----------      ------------       -----------       ------------
     TOTAL INCREASE
     (DECREASE)...............     20,106,207       25,756,022        86,730,787        38,197,376         (3,986,909)
NET ASSETS:
Beginning of period...........     62,294,802       36,538,780        38,197,376         --               729,700,676
                                  -----------      -----------      ------------       -----------       ------------
     END OF PERIOD............    $82,401,009      $62,294,802      $124,928,163       $38,197,376       $725,713,767
                                  ===========      ===========      ============       ===========       ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................    $   287,391      $   316,203      $    100,799       $    49,886       $     53,797
                                  ===========      ===========      ============       ===========       ============

                                   STRATEGIST
                                -----------------
                                  FOR THE YEAR
                                      ENDED
                                DECEMBER 31, 1999
------------------------------  -----------------

INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........    $ 15,227,196
Net realized gain (loss)......      83,843,891
Net change in unrealized
  appreciation/depreciation...      10,097,511
                                  ------------
     NET INCREASE
     (DECREASE)...............     109,168,598
                                  ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............     (15,227,618)
    Class Y shares............        --
Net realized gain
    Class X shares............        --
    Class Y shares............        --
                                  ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............     (15,227,618)
                                  ------------
Net increase from transactions
  in shares of beneficial
  interest....................       1,825,416
                                  ------------
     TOTAL INCREASE
     (DECREASE)...............      95,766,396
NET ASSETS:
Beginning of period...........     633,934,280
                                  ------------
     END OF PERIOD............    $729,700,676
                                  ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................    $         36
                                  ============

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                          MONEY MARKET                     SHORT TERM BOND
                                --------------------------------  ----------------------------------
                                 FOR THE SIX     FOR THE YEAR      FOR YHE SIX      FOR THE YEAR
                                MONTHS ENDED         ENDED        MONTHS ENDED          ENDED
                                JUNE 30, 2000  DECEMBER 31, 1999  JUNE 30, 2000  DECEMBER 31, 1999**
----------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                       (UNAUDITED)
CLASS X SHARES
SHARES
Sold..........................    484,053,373      560,245,244         473,994           564,039
Reinvestment of dividends and
  distributions...............     11,291,379       20,403,630          10,842             5,845
Redeemed......................   (544,870,098)    (587,040,414)       (250,867)         (248,557)
                                -------------    -------------     -----------       -----------
     NET INCREASE (DECREASE) -
     CLASS X..................    (49,525,346)      (6,391,540)        233,969           321,327
                                -------------    -------------     -----------       -----------
AMOUNT
Sold..........................  $ 484,053,373    $ 560,245,244     $ 4,683,735       $ 5,606,552
Reinvestment of dividends and
  distributions...............     11,291,379       20,403,630         106,925            57,933
Redeemed......................   (544,870,098)    (587,040,414)     (2,480,425)       (2,469,923)
                                -------------    -------------     -----------       -----------
     NET INCREASE (DECREASE) -
     CLASS X..................  $ (49,525,346)   $  (6,391,540)    $ 2,310,235       $ 3,194,562
                                -------------    -------------     -----------       -----------
CLASS Y SHARES*
SHARES
Sold..........................      1,120,910        --                  4,316         --
Reinvestment of dividends and
  distributions...............          2,014        --                     17         --
Redeemed......................       (320,346)       --                     (1)        --
                                -------------    -------------     -----------       -----------
     NET INCREASE - CLASS Y...        802,578        --                  4,332         --
                                -------------    -------------     -----------       -----------
AMOUNT
Sold..........................  $   1,120,910        --            $    42,715         --
Reinvestment of dividends and
  distributions...............          2,014        --                    172         --
Redeemed......................       (320,346)       --                     (9)        --
                                -------------    -------------     -----------       -----------
     NET INCREASE - CLASS Y...  $     802,578        --            $    42,878         --
                                -------------    -------------     -----------       -----------

------------------

 *   For the period June 6, 2000 (issue date) through June 30, 2000.
** For the period May 4, 1999 (commencement of operations) through December 31, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                      QUALITY INCOME PLUS                    HIGH YIELD
                                --------------------------------  --------------------------------
                                 FOR THE SIX     FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                                MONTHS ENDED         ENDED        MONTHS ENDED         ENDED
                                JUNE 30, 2000  DECEMBER 31, 1999  JUNE 30, 2000  DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                       (UNAUDITED)
CLASS X SHARES
SHARES
Sold..........................     2,929,343         5,941,824       3,827,905        14,733,336
Reinvestment of dividends and
  distributions...............     1,520,869         3,166,433       4,787,963         9,920,699
Redeemed......................    (9,094,189)      (12,626,740)    (14,232,704)      (31,789,573)
                                ------------     -------------    ------------     -------------
     NET INCREASE (DECREASE) -
     CLASS X..................    (4,643,977)       (3,518,483)     (5,616,836)       (7,135,538)
                                ------------     -------------    ------------     -------------
AMOUNT
Sold..........................  $ 28,642,331     $  62,145,724    $ 15,606,665     $  69,363,729
Reinvestment of dividends and
  distributions...............    14,884,377        32,603,082      19,622,039        46,732,009
Redeemed......................   (89,066,544)     (130,605,658)    (59,716,791)     (149,436,445)
                                ------------     -------------    ------------     -------------
     NET INCREASE (DECREASE) -
     CLASS X..................  $(45,539,836)    $ (35,856,852)   $(24,488,087)    $ (33,340,707)
                                ------------     -------------    ------------     -------------
CLASS Y SHARES*
SHARES
Sold..........................        14,081         --                139,055         --
Reinvestment of dividends and
  distributions...............            80         --                  1,880         --
Redeemed......................            (6)        --                    (68)        --
                                ------------     -------------    ------------     -------------
     NET INCREASE - CLASS Y...        14,155         --                140,867         --
                                ------------     -------------    ------------     -------------
AMOUNT
Sold..........................  $    138,472         --           $    545,550         --
Reinvestment of dividends and
  distributions...............           789         --                  7,294         --
Redeemed......................           (57)        --                   (267)        --
                                ------------     -------------    ------------     -------------
     NET INCREASE - CLASS Y...  $    139,204         --           $    552,577         --
                                ------------     -------------    ------------     -------------

                                           UTILITIES                       INCOME BUILDER
                                --------------------------------  --------------------------------
                                 FOR THE SIX     FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                                MONTHS ENDED         ENDED        MONTHS ENDED         ENDED
                                JUNE 30, 2000  DECEMBER 31, 1999  JUNE 30, 2000  DECEMBER 31, 1999
------------------------------  ------------------------------------------------------------------
                                 (UNAUDITED)                       (UNAUDITED)
CLASS X SHARES
SHARES
Sold..........................     1,326,689         3,501,422         531,309        1,493,695
Reinvestment of dividends and
  distributions...............     1,860,221         1,169,927         (15,543)         512,121
Redeemed......................    (2,484,308)       (5,711,878)     (1,497,922)      (2,529,168)
                                ------------     -------------    ------------     ------------
     NET INCREASE (DECREASE) -
     CLASS X..................       702,602        (1,040,529)       (982,156)        (523,352)
                                ------------     -------------    ------------     ------------
AMOUNT
Sold..........................  $ 30,847,743     $  75,775,422    $  5,863,212     $ 17,298,775
Reinvestment of dividends and
  distributions...............    39,919,464        25,340,733        (237,573)       5,901,161
Redeemed......................   (57,910,880)     (123,835,967)    (16,293,066)     (28,978,600)
                                ------------     -------------    ------------     ------------
     NET INCREASE (DECREASE) -
     CLASS X..................  $ 12,856,327     $ (22,719,812)   $(10,667,427)    $ (5,778,664)
                                ------------     -------------    ------------     ------------
CLASS Y SHARES*
SHARES
Sold..........................        43,468         --                  4,469         --
Reinvestment of dividends and
  distributions...............         2,980         --                     57         --
Redeemed......................        (1,046)        --                     (1)        --
                                ------------     -------------    ------------     ------------
     NET INCREASE - CLASS Y...        45,402         --                  4,525         --
                                ------------     -------------    ------------     ------------
AMOUNT
Sold..........................  $  1,022,578         --           $     48,585         --
Reinvestment of dividends and
  distributions...............        63,318         --                    606         --
Redeemed......................       (24,287)        --                    (13)        --
                                ------------     -------------    ------------     ------------
     NET INCREASE - CLASS Y...  $  1,061,609         --           $     49,178         --
                                ------------     -------------    ------------     ------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                         DIVIDEND GROWTH                    CAPITAL GROWTH
                                ---------------------------------  --------------------------------
                                 FOR THE SIX      FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                                 MONTHS ENDED         ENDED        MONTHS ENDED         ENDED
                                JUNE 30, 2000   DECEMBER 31, 1999  JUNE 30, 2000  DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold..........................       3,794,451       13,098,987       1,403,827        1,226,447
Reinvestment of dividends and
  distributions...............      28,839,679       17,950,387       1,545,333          929,562
Redeemed......................     (21,953,187)     (21,694,034)       (821,443)      (1,746,710)
                                --------------   --------------    ------------     ------------
     NET INCREASE (DECREASE) -
     CLASS X..................      10,680,943        9,355,340       2,127,717          409,299
                                --------------   --------------    ------------     ------------
AMOUNT
Sold..........................  $   65,701,315   $  280,502,535    $ 34,565,656     $ 25,586,183
Reinvestment of dividends and
  distributions...............     364,348,148      370,741,513      31,617,502       17,791,828
Redeemed......................    (368,376,258)    (443,365,153)    (20,233,469)     (35,847,602)
                                --------------   --------------    ------------     ------------
     NET INCREASE (DECREASE) -
     CLASS X..................  $   61,673,205   $  207,878,895    $ 45,949,689     $  7,530,409
                                --------------   --------------    ------------     ------------
CLASS Y SHARES*
SHARES
Sold..........................          95,787        --                 24,638         --
Reinvestment of dividends and
  distributions...............          29,673        --                  4,880         --
Redeemed......................             (43)       --                     (7)        --
                                --------------   --------------    ------------     ------------
     NET INCREASE - CLASS Y...         125,417        --                 29,511         --
                                --------------   --------------    ------------     ------------
AMOUNT
Sold..........................  $    1,632,492        --           $    605,971         --
Reinvestment of dividends and
  distributions...............         375,069        --                 99,792         --
Redeemed......................            (702)       --                   (170)        --
                                --------------   --------------    ------------     ------------
     NET INCREASE - CLASS Y...  $    2,006,859        --           $    705,593         --
                                --------------   --------------    ------------     ------------

------------------

 *   For the period June 6, 2000 (issue date) through June 30, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                     GLOBAL DIVIDEND GROWTH               EUROPEAN GROWTH
                                --------------------------------  --------------------------------
                                 FOR THE SIX     FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                                MONTHS ENDED         ENDED        MONTHS ENDED         ENDED
                                JUNE 30, 2000  DECEMBER 31, 1999  JUNE 30, 2000  DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                       (UNAUDITED)
CLASS X SHARES
SHARES
Sold..........................     1,180,015        3,735,961         6,041,087        5,542,879
Reinvestment of dividends and
  distributions...............     3,301,049        3,214,043         3,299,856        2,023,007
Redeemed......................    (5,287,463)      (6,868,373)       (6,076,921)      (7,927,773)
                                ------------     ------------     -------------    -------------
     NET INCREASE (DECREASE) -
     CLASS X..................      (806,399)          81,631         3,264,022         (361,887)
                                ------------     ------------     -------------    -------------
AMOUNT
Sold..........................  $ 15,906,042     $ 52,898,642     $ 191,532,914    $ 151,803,640
Reinvestment of dividends and
  distributions...............    40,941,373       45,033,308        88,172,155       50,554,942
Redeemed......................   (70,784,379)     (96,932,891)     (195,306,195)    (215,476,326)
                                ------------     ------------     -------------    -------------
     NET INCREASE (DECREASE) -
     CLASS X..................  $(13,936,964)    $    999,059     $  84,398,874    $ (13,117,744)
                                ------------     ------------     -------------    -------------
CLASS Y SHARES*
SHARES
Sold..........................        16,917         --                  47,107        --
Reinvestment of dividends and
  distributions...............         1,677         --                   8,195        --
Redeemed......................            (7)        --                    (105)       --
                                ------------     ------------     -------------    -------------
     NET INCREASE - CLASS Y...        18,587         --                  55,197        --
                                ------------     ------------     -------------    -------------
AMOUNT
Sold..........................  $    231,125         --           $   1,497,191        --
Reinvestment of dividends and
  distributions...............        20,655         --                 218,959        --
Redeemed......................           (93)        --                  (2,913)       --
                                ------------     ------------     -------------    -------------
     NET INCREASE - CLASS Y...  $    251,687         --           $   1,713,237        --
                                ------------     ------------     -------------    -------------

                                         PACIFIC GROWTH
                                --------------------------------
                                 FOR THE SIX     FOR THE YEAR
                                MONTHS ENDED         ENDED
                                JUNE 30, 2000  DECEMBER 31, 1999
------------------------------  --------------------------------
                                 (UNAUDITED)
CLASS X SHARES
SHARES
Sold..........................     21,141,641       37,338,181
Reinvestment of dividends and
  distributions...............        197,316          115,750
Redeemed......................    (21,470,434)     (34,025,265)
                                -------------    -------------
     NET INCREASE (DECREASE) -
     CLASS X..................       (131,477)       3,428,666
                                -------------    -------------
AMOUNT
Sold..........................  $ 167,163,219    $ 233,462,939
Reinvestment of dividends and
  distributions...............      1,544,980          770,896
Redeemed......................   (171,911,907)    (215,206,842)
                                -------------    -------------
     NET INCREASE (DECREASE) -
     CLASS X..................  $  (3,203,708)   $  19,026,993
                                -------------    -------------
CLASS Y SHARES*
SHARES
Sold..........................          7,682        --
Reinvestment of dividends and
  distributions...............            114        --
Redeemed......................           (289)       --
                                -------------    -------------
     NET INCREASE - CLASS Y...          7,507        --
                                -------------    -------------
AMOUNT
Sold..........................  $      59,938        --
Reinvestment of dividends and
  distributions...............            892        --
Redeemed......................         (2,269)       --
                                -------------    -------------
     NET INCREASE - CLASS Y...  $      58,561        --
                                -------------    -------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                             EQUITY                         S&P 500 INDEX
                                ---------------------------------  --------------------------------
                                 FOR THE SIX      FOR THE YEAR      FOR THE SIX     FOR THE YEAR
                                 MONTHS ENDED         ENDED        MONTHS ENDED         ENDED
                                JUNE 30, 2000   DECEMBER 31, 1999  JUNE 30, 2000  DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold..........................       4,745,492       10,020,241***    4,728,737       11,576,170
Reinvestment of dividends and
  distributions...............       7,371,126        4,406,556         168,487           42,255
Redeemed......................      (3,422,584)      (5,269,790)     (1,640,373)      (2,115,310)
                                --------------   --------------    ------------     ------------
     NET INCREASE - CLASS X...       8,694,034        9,157,007       3,256,851        9,503,115
                                --------------   --------------    ------------     ------------
AMOUNT
Sold..........................  $  260,061,271   $  428,695,184*** $ 61,791,022     $140,040,634
Reinvestment of dividends and
  distributions...............     312,699,140      176,314,365       2,227,402          528,180
Redeemed......................    (180,895,428)    (223,711,390)    (21,414,999)     (25,657,030)
                                --------------   --------------    ------------     ------------
     NET INCREASE - CLASS X...  $  391,864,983   $  381,298,159    $ 42,603,425     $114,911,784
                                --------------   --------------    ------------     ------------
CLASS Y SHARES*
SHARES
Sold..........................          69,232        --                124,236         --
Reinvestment of dividends and
  distributions...............          12,381        --                  1,226         --
Redeemed......................            (617)       --                    (51)        --
                                --------------   --------------    ------------     ------------
     NET INCREASE - CLASS Y...          80,996        --                125,411         --
                                --------------   --------------    ------------     ------------
AMOUNT
Sold..........................  $    3,438,766        --           $  1,667,094         --
Reinvestment of dividends and
  distributions...............         525,445        --                 16,207         --
Redeemed......................         (29,471)       --                   (686)        --
                                --------------   --------------    ------------     ------------
     NET INCREASE - CLASS Y...  $    3,934,740        --           $  1,682,615         --
                                --------------   --------------    ------------     ------------

------------------

 *   For the period June 6, 2000 (issued date) June 30, 2000.
** For the period May 4, 1999 (commencement of operations) through December 31, 1999.
*** Includes acquisition of Capital Appreciation of $24,458 shares and $35,291,368.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                 COMPETITIVE EDGE "BEST IDEAS"            AGGRESSIVE EQUITY            STRATEGIST
                                --------------------------------  ----------------------------------  -------------
                                 FOR THE SIX     FOR THE YEAR      FOR THE SIX      FOR THE YEAR       FOR THE SIX
                                MONTHS ENDED         ENDED        MONTHS ENDED          ENDED         MONTHS ENDED
                                JUNE 30, 2000  DECEMBER 31, 1999  JUNE 30, 2000  DECEMBER 31, 1999**  JUNE 30, 2000
-------------------------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                       (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold..........................     2,250,448        2,453,400        6,711,827         3,507,417         2,709,828
Reinvestment of dividends and
  distributions...............        26,257           25,638            3,288               794         5,788,216
Redeemed......................      (484,511)      (1,165,678)      (1,106,659)         (886,433)       (3,503,182)
                                 -----------     ------------     ------------      ------------      ------------
     NET INCREASE - CLASS X...     1,792,194        1,313,360        5,608,456         2,621,778         4,994,862
                                 -----------     ------------     ------------      ------------      ------------
AMOUNT
Sold..........................   $27,159,188     $ 25,976,215     $105,306,648      $ 41,217,608      $ 51,774,953
Reinvestment of dividends and
  distributions...............       314,559          267,149           49,395             8,097        98,135,704
Redeemed......................    (5,826,548)     (12,148,106)     (16,481,949)      (10,278,236)      (66,911,070)
                                 -----------     ------------     ------------      ------------      ------------
     NET INCREASE - CLASS X...   $21,647,199     $ 14,095,258     $ 88,874,094      $ 30,947,469      $ 82,999,587
                                 -----------     ------------     ------------      ------------      ------------
CLASS Y SHARES*
SHARES
Sold..........................        50,588         --                 86,822         --                   93,318
Reinvestment of dividends and
  distributions...............           195         --                     33         --                   13,230
Redeemed......................          (315)        --                 (1,771)        --                      (62)
                                 -----------     ------------     ------------      ------------      ------------
     NET INCREASE - CLASS Y...        50,468         --                 85,084         --                  106,486
                                 -----------     ------------     ------------      ------------      ------------
AMOUNT
Sold..........................   $   605,245         --           $  1,294,752         --             $  1,791,230
Reinvestment of dividends and
  distributions...............         2,328         --                    497         --                  221,608
Redeemed......................        (3,808)        --                (25,765)        --                   (1,184)
                                 -----------     ------------     ------------      ------------      ------------
     NET INCREASE - CLASS Y...   $   603,765         --           $  1,269,484         --             $  2,011,654
                                 -----------     ------------     ------------      ------------      ------------

                                   STRATEGIST
                                -----------------
                                  FOR THE YEAR
                                      ENDED
                                DECEMBER 31, 1999
------------------------------  -----------------

CLASS X SHARES
SHARES
Sold..........................        6,274,928
Reinvestment of dividends and
  distributions...............          851,314
Redeemed......................       (7,016,894)
                                  -------------
     NET INCREASE - CLASS X...          109,348
                                  -------------
AMOUNT
Sold..........................    $ 110,695,004
Reinvestment of dividends and
  distributions...............       15,227,618
Redeemed......................     (124,097,206)
                                  -------------
     NET INCREASE - CLASS X...    $   1,825,416
                                  -------------
CLASS Y SHARES*
SHARES
Sold..........................        --
Reinvestment of dividends and
  distributions...............        --
Redeemed......................        --
                                  -------------
     NET INCREASE - CLASS Y...        --
                                  -------------
AMOUNT
Sold..........................        --
Reinvestment of dividends and
  distributions...............        --
Redeemed......................        --
                                  -------------
     NET INCREASE - CLASS Y...        --
                                  -------------

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues;
(2) Allstate Life Insurance Company to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and (4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley Dean Witter & Co., the parent company of Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager").

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of sixteen Portfolios ("Portfolios") which commenced operations as follows:

                                        COMMENCEMENT                                            COMMENCEMENT OF
PORTFOLIO                              OF OPERATIONS     PORTFOLIO                                OPERATIONS
---------                             ----------------   ---------                             -----------------
Money Market........................     March 9, 1984   Global Dividend Growth .............  February 23, 1994
Short-Term Bond.....................       May 4, 1999   European Growth ....................      March 1, 1991
Quality Income Plus.................     March 1, 1987   Pacific Growth .....................  February 23, 1994
High Yield..........................     March 9, 1984   Equity .............................      March 9, 1984
Utilities...........................     March 1, 1990   S&P 500 Index ......................       May 18, 1998
Income Builder......................  January 21, 1997   Competitive Edge "Best Ideas" ......       May 18, 1998
Dividend Growth.....................     March 1, 1990   Aggressive Equity ..................        May 4, 1999
Capital Growth......................     March 1, 1991   Strategist .........................      March 1, 1987

On June 6, 2000, the Fund commenced offering one additional class of shares (Class Y shares), with all Portfolio shares issued prior to May 1, 2000 designated Class X shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered by Northbrook Life Insurance Company, Allstate Life Insurance Company, and Glenbrook Life and Annuity Company offered on or after June 6, 2000.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                             INVESTMENT OBJECTIVE
Money Market            Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
Short-Term Bond         Seeks to provide a high level of current income consistent with the preservation of capital, by investing primarily in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and investment grade corporate and other types of bonds.
Quality Income Plus     Seeks, as its primary objective, to earn a high level of
                        current income and, as a secondary objective, capital
                        appreciation, but only when consistent with its primary
                        objective, by investing primarily in U.S. Government
                        securities and higher-rated fixed income securities.
High Yield              Seeks, as its primary objective, to earn a high level of
                        current income and, as a secondary objective, capital
                        appreciation, but only when consistent with its primary
                        objective, by investing primarily in lower-rated fixed
                        income securities.
Utilities               Seek both capital appreciation and current income by
                        investing in equity and fixed income securities of companies engaged in the utilities industry.
Income Builder          Seeks, as its primary objective, to earn reasonable income and, as a secondary objective, growth of capital by
                        investing primarily in income-producing equity securities.
Dividend Growth         Seeks to provide reasonable current income and long-term
                        growth of income and capital by investing primarily in
                        common stocks of companies with a record of paying dividends and the potential for increasing dividends.
Capital Growth          Seeks long-term capital growth by investing primarily in
                        common stocks.
Global Dividend         Seeks to provide reasonable current income and long-term
Growth                  growth of income and capital by investing primarily in
                        common stocks of companies, issued by issuers worldwide,
                        with a record of paying dividends and the potential for
                        increasing dividends.
European Growth         Seeks to maximize the capital appreciation of its
                        investments by investing primarily in securities issued by issuers located in Europe.
Pacific Growth          Seeks to maximize the capital appreciation of its
                        investments by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand.
Equity                  Seeks, as its primary objective, capital growth and, as a
                        secondary objective, income, but only when consistent with its primary objective, by investing primarily in common
                        stocks.
S&P 500 Index           Seeks to provide investment results that, before expenses, correspond to the total return of the Standards & Poor's 500
                        Composite Stock Price Index (the "S&P 500 Index") by
                        investing primarily in common stocks included in the S&P 500
                        Index.
Competitive Edge        Seeks long-term capital growth by investing primarily in the
"Best Ideas"            common stock of U.S. and non-U.S. companies included in the
                        "Best Ideas" list, a research compilation assembled and
                        maintained by Morgan Stanley Dean Witter Equity Research.
Aggressive Equity*      Seeks long-term capital growth by investing primarily in the equity securities of companies that offer the potential for superior earnings growth. Prior to March 15, 2000, the
                        investment policy was to invest primarily in equity
                        securities of companies covered by Morgan Stanley Dean
                        Witter Equity Research that offer the potential for superior earnings growth.
Strategist              Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities and writing covered
                        options.

* ON MARCH 15, 2000, SHAREHOLDERS APPROVED A CHANGE IN THE INVESTMENT OBJECTIVE.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. Money Market amortizes premiums and accretes discounts on securities owned; gains and losses realized upon the sale of securities are based on amortized cost. Discounts for all other Portfolios are accreted over the life of the respective securities.

C. ACCOUNTING FOR OPTIONS AND FUTURES CONTRACTS -- (1) Written options on debt obligations, equities and foreign currency: when the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations, equities and foreign currency: When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid;
(3) Options on futures contracts: the Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin"and "variation margin" with respect to written call and put options on futures contracts. If written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: a futures contract is an

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realized a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/ loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; and 0.375% to the portion of daily net assets exceeding $750 million.

Short-Term Bond -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% of the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Capital Growth -- 0.65%.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion; and effective May 1, 2000 the Agreement was amended to reduce the annual rate to 0.45% of the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.40%.

Competitive Edge "Best Ideas" -- 0.65%.

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has agreed to assume all operating expenses (except for Plan of Distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the six months ended June 30, 2000 were as follows:

                                                    U.S. GOVERNMENT SECURITIES                    OTHER
                                                  -------------------------------   ---------------------------------
                                                   PURCHASES     SALES/MATURITIES     PURCHASES      SALES/MATURITIES
                                                  ------------   ----------------   --------------   ----------------
Money Market....................................  $ 72,836,514     $ 89,983,528     $2,011,404,236    $2,053,291,898
Short-Term Bond.................................     1,881,445          497,782            525,535         --
Quality Income Plus.............................   145,652,466      144,239,010        105,317,785       142,516,125
High Yield......................................       --              --               15,013,005        43,856,500
Utilities.......................................     4,307,227        4,330,938         24,607,085        57,610,450
Income Builder..................................       247,899          668,333         20,196,996        27,639,611
Dividend Growth.................................       --              --              363,518,504       622,643,343
Capital Growth..................................       --              --              338,106,796       332,591,683
Global Dividend Growth..........................       --              --              115,504,990       165,585,885
European Growth.................................       --              --              213,624,664       184,301,712
Pacific Growth..................................       --              --               30,114,709        32,603,683
Equity..........................................       --              --            4,194,225,010     4,168,826,927
S&P 500 Index...................................       --              --               45,548,458         1,777,846
Competitive Edge "Best Ideas"...................       --              --               55,559,766        29,848,006
Aggressive Equity...............................     4,971,563         --              285,281,536       202,448,880
Strategist......................................    86,904,498      105,237,961        286,572,273       347,677,721

Included in the aforementioned purchases and sales of portfolio securities of S&P 500 Index are purchases of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager and Distributor, of $1,006,240 and purchases and sales of Allstate Corp., an affiliate of the Fund, of $490,607 and $43,796, respectively, including realized losses of $23,177.

Included in the payable for investments purchased at June 30, 2000 for Income Builder and Aggressive Equity, are $160,794 and $2,842,576, respectively, for unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor. Included in the receivable for investments sold at June 30, 2000 for Income Builder, Capital Growth, and Aggressive Equity, are $25,823, $227,242, and $735,020, respectively, for unsettled trades with DWR.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

For the six months ended June 30, 2000, the following Portfolios incurred brokerage commissions with DWR for portfolio transactions executed on behalf of the Portfolio:

                                              GLOBAL
             INCOME    DIVIDEND   CAPITAL    DIVIDEND              AGGRESSIVE
UTILITIES   BUILDER     GROWTH     GROWTH     GROWTH     EQUITY      EQUITY     STRATEGIST
---------   --------   --------   --------   --------   --------   ----------   ----------
 $6,750     $13,990    $93,359    $45,570    $25,635    $66,963     $67,383       $7,255
 ======     =======    =======    =======    =======    =======     =======       ======

Included in the receivable for investments sold at June 30, 2000 for Capital Growth is $203,223 for unsettled trades with Morgan Stanley & Co. Inc., an affiliate of the Investment Manager and Distributor.

For the six months ended June 30, 2000, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., for portfolio transactions executed on behalf of the Portfolio:

                                 GLOBAL                            COMPETITIVE
INCOME    DIVIDEND   CAPITAL    DIVIDEND    PACIFIC                    EDGE        AGGRESSIVE
BUILDER    GROWTH     GROWTH     GROWTH      GROWTH     EQUITY     "BEST IDEAS"      EQUITY     STRATEGIST
-------   --------   --------   ---------   --------   --------   --------------   ----------   ----------
$1,660    $89,369    $26,055    $107,994     $5,145    $452,012      $64,326        $18,654      $12,318
======    =======    =======    ========     ======    ========      =======        =======      =======

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 2000 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                           AGGREGATE PENSION COSTS
           QUALITY
 MONEY      INCOME      HIGH                   INCOME     DIVIDEND    CAPITAL
 MARKET      PLUS      YIELD     UTILITIES    BUILDER      GROWTH     GROWTH
--------   --------   --------   ---------   ----------   --------   ---------
  $169       $211       $140       $226         $33         $915       $112
  ====       ====       ====       ====         ===         ====       ====

 GLOBAL                                      COMPETITIVE
DIVIDEND   EUROPEAN   PACIFIC                    EDGE        S&P 500
 GROWTH     GROWTH     GROWTH     EQUITY     "BEST IDEAS"     INDEX     STRATEGIST
--------   --------   --------   --------   --------------   --------   ----------
--------   --------   --------   ---------   ----------   --------   ---------
  $189       $202       $27        $577          $140          $36         $273
  ====       ====       ===        ====          ====          ===         ====

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

                          ACCRUED PENSION LIABILITY
           QUALITY
 MONEY      INCOME      HIGH                   INCOME     DIVIDEND    CAPITAL
 MARKET      PLUS      YIELD     UTILITIES    BUILDER      GROWTH     GROWTH
--------   --------   --------   ---------   ----------   --------   ---------
$10,861     $7,486     $3,727     $5,053        $105       $9,326      $492
=======     ======     ======     ======        ====       ======      ====

 GLOBAL                                      COMPETITIVE
DIVIDEND   EUROPEAN   PACIFIC                    EDGE        S&P 500
 GROWTH     GROWTH     GROWTH     EQUITY     "BEST IDEAS"     INDEX     STRATEGIST
--------   --------   --------   --------   --------------   --------   ----------
--------   --------   --------   ---------   ----------   --------   ---------
  $904      $1,164      $219      $6,365         $133          $56        $7,775
  ====      ======      ====      ======         ====          ===        ======

5. FEDERAL INCOME TAX STATUS

At December 31, 1999, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                         AMOUNT IN THOUSANDS
                                   ------------------------------------------------------------------------------------------------
AVAILABLE THROUGH DECEMBER 31,       2000       2001       2002       2003       2004       2005       2006       2007      TOTAL
---------------------------------  --------   --------   --------   --------   --------   --------   --------   --------   --------
Short-Term Bond..................    --         --         --         --         --         --         --       $     3    $     3
Quality Income Plus..............    --         --       $12,983      --        $2,491      --         --        10,571     26,045
High Yield.......................   $3,057     $4,736      3,256     $2,984      5,521      --       $ 2,735     10,786     33,075
Income Builder...................    --         --         --         --         --         --         --           229        229
Pacific Growth...................    --         --         --         --         --        $9,352     33,536      --        42,888
Equity...........................    --         --         --         --         --         5,006         14      --         5,020
Competitive Edge "Best Ideas"....    --         --         --         --         --         --           853        544      1,397
Aggressive Equity................    --         --         --         --         --         --         --            68         68

As Part of the Equity's acquisition of the net assets of the Capital Appreciation Portfolio ("Capital Appreciation"), Equity obtained a net capital loss carryover of approximately $6,329,000 from Capital Appreciation. Utilization of the carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations.

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1999: Quality Income Plus -- $1,864,000; High Yield -- $4,391,000; Income Builder -- $197,000;
Competitive Edge "Best Ideas"-- $1,000 and Strategist --$8,855,000.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

At December 31, 1999, the primary reason(s) for significant temporary book/tax differences were as follows:

                                                              POST-OCTOBER   LOSS DEFERRALS
                                                                 LOSSES      FROM WASH SALES
                                                              ------------   ---------------
Quality Income Plus.........................................           -                -
High Yield..................................................           -                -
Utilities...................................................                            -
Income Builder..............................................           -                -
Dividend Growth.............................................                            -
Capital Growth..............................................                            -
Global Dividend Growth......................................                            -
European Growth.............................................           -                -
Pacific Growth..............................................           -                -
Equity......................................................                            -
S&P 500 Index...............................................                            -
Competitive Edge "Best Ideas"...............................           -                -
Aggressive Equity...........................................                            -
Strategist..................................................           -                -

Additionally, Global Dividend Growth and Pacific Growth had temporary differences attributable to income from the mark-to-market of passive foreign investment companies, S&P 500 Index had temporary differences attributable to the mark-to-market of futures contracts and High Yield had temporary differences attributable to interest on bonds in default.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Global Dividend Growth, European Growth, Pacific Growth and Competitive Edge "Best Ideas" may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Such Portfolios may also purchase and write put options on foreign currencies ("options") in which the Portfolios' securities are denominated to protect against a decline in value of such securities due to currency devaluations.

Forward contracts and options involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts and options from the potential inability of the counterparties to meet the terms of their contracts.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENTS SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

At June 30, 2000, Global Dividend Growth had outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

S&P 500 Index may purchase and sell stock index futures ("futures contacts") for the following reasons: to simulate full investment in the S&P 500 INDEX while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 INDEX.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. S&P 500 Index bears the risk of an unfavorable change in the value of the underlying securities.

At June 30, 2000, S&P 500 Index had outstanding futures contracts.

At June 30, 2000, European Growth's investments in securities of issuers in the United Kingdom represented 33.0% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Japan represented 49.0% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At June 30, 2000, Global Dividend Growth's, European Growth's and Pacific Growth's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the custodian of each Portfolio.

7. PORTFOLIO MERGER

As of the close of business on March 19, 1999, Equity acquired all the net assets of Morgan Stanley Dean Witter Variable Investment Series -- Capital Appreciation ("Capital Appreciation") pursuant to a plan of reorganization approved by the shareholders of Capital Appreciation on February 24, 1999. The acquisition was accomplished by a tax-free exchange of 824,458 shares of Equity at a net asset value of $42.80 per share for 3,210,810 shares of Capital Appreciation. The net assets of Equity and Capital Appreciation immediately before the acquisition were $1,300,120,916 and $35,291,368, respectively, including unrealized appreciation of $6,437,316 for Capital Appreciation. Immediately after the acquisition the combined net assets of Equity amounted to $1,335,412,284.

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                           NET ASSET      NET                                                                   TOTAL
                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
       YEAR ENDED          BEGINNING     INCOME    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
       DECEMBER 31         OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
CLASS X SHARES
1995                         $ 1.00      $0.055        --            $0.055     $   (0.055)      --          $   (0.055)
1996                           1.00       0.050        --             0.050         (0.050)      --              (0.050)
1997                           1.00       0.051        --             0.051         (0.051)      --              (0.051)
1998                           1.00       0.051        --             0.051         (0.051)      --              (0.051)
1999                           1.00       0.047        --             0.047         (0.047)      --              (0.047)
2000(a)(b)                     1.00       0.030        --             0.030         (0.030)      --              (0.030)
CLASS Y SHARES
2000(c)                        1.00       0.004        --             0.004         (0.004)      --              (0.004)
SHORT-TERM BOND
CLASS X SHARES
1999(f)                       10.00        0.27        $(0.12)         0.15          (0.27)      --               (0.27)
2000(a)(b)                     9.88        0.24         (0.01)         0.23          (0.23)      --               (0.23)
CLASS Y SHARES
2000(c)                        9.86        0.04          0.01          0.05          (0.04)      --               (0.04)
QUALITY INCOME PLUS
CLASS X SHARES
1995                           9.45        0.72          1.50          2.22          (0.71)      --               (0.71)
1996                          10.96        0.71         (0.58)         0.13          (0.72)      --               (0.72)
1997                          10.37        0.70          0.40          1.10          (0.70)      --               (0.70)
1998                          10.77        0.68          0.23          0.91          (0.68)      --               (0.68)
1999                          11.00        0.67         (1.14)        (0.47)         (0.67)      --               (0.67)
2000(a)(b)                     9.86        0.34         (0.03)         0.31          (0.35)      --               (0.35)
CLASS Y SHARES
2000(c)                        9.80        0.05          0.03          0.08          (0.06)      --               (0.06)
HIGH YIELD
CLASS X SHARES
1995                           6.16        0.80          0.08          0.88          (0.78)      --               (0.78)
1996                           6.26        0.77         (0.06)         0.71          (0.79)      --               (0.79)
1997                           6.18        0.75         (0.06)         0.69          (0.75)      --               (0.75)
1998                           6.12        0.71         (1.05)        (0.34)         (0.71)      --               (0.71)
1999                           5.07        0.68         (0.74)        (0.06)         (0.68)      --               (0.68)
2000(a)(b)                     4.33        0.33         (0.46)        (0.13)         (0.33)      --               (0.33)
CLASS Y SHARES
2000(c)                        3.92        0.06         (0.05)         0.01          (0.05)      --               (0.05)
UTILITIES
CLASS X SHARES
1995                          11.92        0.53          2.81          3.34          (0.58)      --               (0.58)
1996                          14.68        0.55          0.70          1.25          (0.55)   $    (0.04)         (0.59)
1997                          15.34        0.57          3.46          4.03          (0.57)        (0.21)         (0.78)
1998                          18.59        0.57          3.68          4.25          (0.57)        (1.02)         (1.59)
1999                          21.25        0.55          2.08          2.63          (0.55)        (0.43)         (0.98)
2000(a)(b)                    22.90        0.26         (0.27)        (0.01)         (0.26)        (1.38)         (1.64)
CLASS Y SHARES
2000(c)                       22.98        0.02         (0.24)        (0.22)         (0.13)        (1.38)         (1.51)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                      RATIOS TO AVERAGE NET ASSETS
                           NET ASSET                    NET ASSETS    ----------------------------
                             VALUE                        END OF                          NET            PORTFOLIO
                             END OF        TOTAL          PERIOD                      INVESTMENT         TURNOVER
                             PERIOD       RETURN+         (000'S)     EXPENSES          INCOME             RATE
------------------------------------------------------------------------------------------------------------------
MONEY MARKET
CLASS X SHARES
1995                         $ 1.00           5.66%     $  249,787      0.53%             5.52%            N/A
1996                           1.00           5.11         340,238      0.52              4.97             N/A
1997                           1.00           5.23         335,578      0.52              5.10             N/A
1998                           1.00           5.18         442,034      0.52              5.04             N/A
1999                           1.00           4.80         435,643      0.52              4.68             N/A
2000(a)(b)                     1.00           2.83(1)      386,118      0.52(2)           5.58(2)          N/A
CLASS Y SHARES
2000(c)                        1.00           0.40(1)          803      0.77(2)           5.82(2)          N/A
SHORT-TERM BOND
CLASS X SHARES
1999(f)                        9.88           1.56(1)        3,175      0.62(2)(5)        4.83(2)(5)           56%(1)
2000(a)(b)                     9.88           2.38(1)        5,485      1.08(2)(6)        4.91(2)              11(1)
CLASS Y SHARES
2000(c)                        9.87           0.51(1)           43      1.17(2)(6)        4.99(2)              11(1)
QUALITY INCOME PLUS
CLASS X SHARES
1995                          10.96          24.30         520,579      0.54              7.07                162
1996                          10.37           1.56         474,660      0.53              6.84                182
1997                          10.77          11.09         474,990      0.53              6.71                171
1998                          11.00           8.67         547,583      0.52              6.23                152
1999                           9.86          (4.32)        456,132      0.52              6.45                119
2000(a)(b)                     9.82           3.17(1)      408,944      0.52(2)           6.99(2)              59(1)
CLASS Y SHARES
2000(c)                        9.82           0.78(1)          139      0.77(2)           6.74(2)              59(1)
HIGH YIELD
CLASS X SHARES
1995                           6.26          14.93         154,310      0.54             12.67                 58
1996                           6.18          11.98         259,549      0.51             12.59                 57
1997                           6.12          11.87         368,061      0.53             12.44                 95
1998                           5.07          (6.20)        364,079      0.53             12.27                 93
1999                           4.33          (1.33)        279,683      0.53             14.05                 48
2000(a)(b)                     3.87          (3.21)(1)     228,554      0.54(2)          15.72(2)               6(1)
CLASS Y SHARES
2000(c)                        3.88           0.32(1)          546      0.79(2)          21.68(2)               6(1)
UTILITIES
CLASS X SHARES
1995                          14.68          28.65         479,070      0.68              4.00                 13
1996                          15.34           8.68         440,662      0.67              3.61                  9
1997                          18.59          27.15         458,134      0.67              3.48                 13
1998                          21.25          23.76         560,803      0.67              2.89                  7
1999                          22.90          12.71         580,487      0.67              2.51                 10
2000(a)(b)                    21.25          (0.08)(1)     553,546      0.66(2)           2.19(2)               5(1)
CLASS Y SHARES
2000(c)                       21.25          (0.94)(1)         965      0.87(2)           0.98(2)               5(1)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET      NET                                                                   TOTAL
                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
       YEAR ENDED          BEGINNING     INCOME    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
       DECEMBER 31         OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
INCOME BUILDER
CLASS X SHARES
1997(d)                      $10.00      $ 0.44        $ 1.76        $ 2.20     $    (0.44)      --          $    (0.44)
1998                          11.76        0.56         (0.19)         0.37          (0.56)   $    (0.11)         (0.67)
1999                          11.46        0.58          0.21          0.79          (0.56)        (0.25)++       (0.81)
2000(a)(b)                    11.44        0.28         (0.75)        (0.47)         (0.30)      --               (0.30)
CLASS Y SHARES
2000(c)                       11.32        0.06         (0.57)        (0.51)         (0.14)      --               (0.14)
DIVIDEND GROWTH
CLASS X SHARES
1995                          11.99        0.38          3.89          4.27          (0.41)        (0.26)         (0.67)
1996                          15.59        0.41          3.22          3.63          (0.41)        (0.41)         (0.82)
1997                          18.40        0.41          4.20          4.61          (0.41)        (1.00)         (1.41)
1998                          21.60        0.41          2.58          2.99          (0.41)        (2.05)         (2.46)
1999                          22.13        0.39         (0.55)        (0.16)         (0.39)        (3.26)         (3.65)
2000(a)(b)                    18.32        0.19         (1.84)        (1.65)         (0.20)        (3.82)         (4.02)
CLASS Y SHARES
2000(c)                       17.79        0.01         (1.25)        (1.24)         (0.09)        (3.82)         (3.91)
CAPITAL GROWTH
CLASS X SHARES
1995                          11.52        0.10          3.68          3.78          (0.08)      --               (0.08)
1996                          15.22        0.08          1.65          1.73          (0.03)        (0.27)         (0.30)
1997                          16.65        0.01          3.90          3.91          (0.08)        (2.19)         (2.27)
1998                          18.29       (0.05)         3.59          3.54        --              (1.47)         (1.47)
1999                          20.36       --             6.12          6.12        --              (2.75)         (2.75)
2000 (a)(b)                   23.73        0.04          0.74          0.78        --              (4.05)         (4.05)
CLASS Y SHARES
2000(c)                       24.55        0.02         (0.07)        (0.05)       --              (4.05)         (4.05)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1995                           9.82        0.24          1.90          2.14          (0.26)        (0.01)         (0.27)
1996                          11.69        0.24          1.75          1.99          (0.24)        (0.31)         (0.55)
1997                          13.13        0.22          1.37          1.59          (0.23)        (0.60)         (0.83)
1998                          13.89        0.24          1.45          1.69          (0.24)        (1.52)         (1.76)
1999                          13.82        0.27          1.71          1.98          (0.29)        (1.07)         (1.36)
2000(a)(b)                    14.44        0.15         (0.96)        (0.81)         (0.09)        (1.22)         (1.31)
CLASS Y SHARES
2000(c)                       13.96        0.00         (0.42)        (0.42)       --              (1.22)         (1.22)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                      RATIOS TO AVERAGE NET ASSETS
                                                                      ----------------------------
                           NET ASSET                    NET ASSETS                        NET
                             VALUE                        END OF                      INVESTMENT         PORTFOLIO
                             END OF        TOTAL          PERIOD                        INCOME           TURNOVER
                             PERIOD       RETURN+         (000'S)     EXPENSES          (LOSS)             RATE
------------------------------------------------------------------------------------------------------------------
INCOME BUILDER
CLASS X SHARES
1997(d)                      $11.76          22.38%(1)  $   55,423      0.15%(2)(3)       5.73%(2)(3)          41%(1)
1998                          11.46           3.21          87,769      0.81              5.09                 54
1999                          11.44           7.06          81,616      0.81              4.98                 43
2000(a)(b)                    10.67          (4.10)(1)      65,626      0.82(2)           5.08(2)              31(1)
CLASS Y SHARES
2000(c)                       10.67          (3.09)(1)          48      1.06(2)           8.21(2)              31(1)
DIVIDEND GROWTH
CLASS X SHARES
1995                          15.59          36.38         865,417      0.61              2.75                 24
1996                          18.40          23.96       1,288,404      0.57              2.46                 23
1997                          21.60          25.61       1,905,906      0.54              2.06                 28
1998                          22.13          14.28       2,249,927      0.53              1.85                 45
1999                          18.32          (2.39)      2,033,814      0.52              1.82                 81
2000(a)(b)                    12.65          (9.03)(1)   1,539,114      0.55(2)           2.19(2)              22(1)
CLASS Y SHARES
2000(c)                       12.64          (6.93)(1)       1,586      0.80(2)           0.91(2)              22(1)
CAPITAL GROWTH
CLASS X SHARES
1995                          15.22          32.92          66,995      0.74              0.70                 34
1996                          16.65          11.55          86,862      0.73              0.52                 98
1997                          18.29          24.54         127,100      0.71              0.01                139
1998                          20.36          19.63         138,603      0.70             (0.26)               248
1999                          23.73          33.29         171,251      0.72              0.02                575
2000 (a)(b)                   20.46           3.30(1)      191,159      0.69(2)           0.36(2)             201(1)
CLASS Y SHARES
2000(c)                       20.45          (0.19)(1)         604      0.91(2)           0.67(2)             201(1)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1995                          11.69          22.14         205,739      0.88              2.23                 55
1996                          13.13          17.49         334,821      0.85              1.94                 39
1997                          13.89          12.04         481,613      0.84              1.61                 48
1998                          13.82          12.53         484,228      0.84              1.68                 52
1999                          14.44          14.65         506,929      0.83              1.90                 43
2000(a)(b)                    12.32          (5.64)(1)     422,622      0.80(2)           2.26(2)              27(1)
CLASS Y SHARES
2000(c)                       12.32          (3.00)(1)         229      1.05(2)           0.26(2)              27(1)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET      NET                                                                   TOTAL
                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
       YEAR ENDED          BEGINNING     INCOME    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
       DECEMBER 31         OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
EUROPEAN GROWTH
CLASS X SHARES
1995                         $14.56      $ 0.20        $ 3.50        $ 3.70     $    (0.19)*  $    (0.54)    $    (0.73)
1996                          17.53        0.17          4.91          5.08          (0.04)        (1.01)         (1.05)
1997                          21.56        0.21          3.19          3.40          (0.24)        (1.18)         (1.42)
1998                          23.54        0.15          5.53          5.68          (0.31)        (1.73)         (2.04)
1999                          27.18        0.25          6.91          7.16          (0.19)        (2.68)         (2.87)
2000(a)(b)                    31.47        0.13         (0.08)         0.05          (0.18)        (4.62)         (4.80)
CLASS Y SHARES
2000(c)                       32.26        0.00         (0.74)        (0.74)         (0.18)        (4.62)         (4.80)
PACIFIC GROWTH
CLASS X SHARES
1995                           9.26        0.12          0.41          0.53          (0.09)      --               (0.09)
1996                           9.70        0.05          0.32          0.37          (0.11)      --               (0.11)
1997                           9.96        0.12         (3.82)        (3.70)         (0.14)      --               (0.14)
1998                           6.12        0.06         (0.75)        (0.69)         (0.28)      --               (0.28)
1999                           5.15        0.04          3.33          3.37          (0.06)      --               (0.06)
2000(a)(b)                     8.46        0.00         (0.50)        (0.50)         (0.12)      --               (0.12)
CLASS Y SHARES
2000 (c)                       7.70       (0.01)         0.27          0.26          (0.12)      --               (0.12)
EQUITY
CLASS X SHARES
1995                          19.25        0.22          7.92          8.14          (0.25)      --               (0.25)
1996                          27.14        0.16          2.70          2.86          (0.16)        (3.45)         (3.61)
1997                          26.39        0.18          9.27          9.45          (0.18)        (2.08)         (2.26)
1998                          33.58        0.25          9.47          9.72          (0.25)        (4.47)         (4.72)
1999                          38.58        0.22         20.48         20.70          (0.22)        (5.18)         (5.40)
2000(a)(b)                    53.88        0.10         (3.69)        (3.59)         (0.10)        (7.75)         (7.85)
CLASS Y SHARES
2000(c)                       49.12        0.00          1.16          1.16          (0.09)        (7.75)         (7.84)
S&P 500 INDEX
CLASS X SHARES
1998(e)                       10.00        0.06          1.16          1.22        --            --             --
1999                          11.22        0.06          2.21          2.27          (0.03)        (0.03)         (0.06)
2000(a)(b)                    13.43        0.06         (0.14)        (0.08)         (0.07)        (0.06)         (0.13)
CLASS Y SHARES
2000(c)                       13.47        0.01         (0.13)        (0.12)         (0.07)        (0.06)         (0.13)
COMPETITIVE EDGE "BEST IDEAS"
CLASS X SHARES
1998(e)                       10.00        0.07         (0.25)        (0.18)       --            --             --
1999                           9.82        0.06          2.56          2.62          (0.07)      --               (0.07)
2000(a)(b)                    12.37        0.05         (0.39)        (0.34)         (0.05)         0.00          (0.05)
CLASS Y SHARES
2000(c)                       12.03        0.00         (0.01)        (0.01)         (0.05)         0.00          (0.05)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                      RATIOS TO AVERAGE NET ASSETS
                           NET ASSET                    NET ASSETS    ----------------------------
                             VALUE                        END OF                          NET            PORTFOLIO
                             END OF        TOTAL          PERIOD                      INVESTMENT         TURNOVER
                             PERIOD       RETURN+         (000'S)     EXPENSES          INCOME             RATE
------------------------------------------------------------------------------------------------------------------
EUROPEAN GROWTH
CLASS X SHARES
1995                         $17.53          25.89%     $  188,119      1.17%             1.25%                69%
1996                          21.56          29.99         302,422      1.11              0.97                 43
1997                          23.54          16.07         391,441      1.12              1.04                 45
1998                          27.18          23.96         510,638      1.11              0.65                 56
1999                          31.47          29.11         579,705      1.04              0.87                 55
2000(a)(b)                    26.72           0.14(1)      579,549      0.99(2)           0.80(2)              33(1)
CLASS Y SHARES
2000(c)                       26.72          (2.31)(1)       1,475      1.24(2)          (0.26)(2)             33(1)
PACIFIC GROWTH
CLASS X SHARES
1995                           9.70           5.74          98,330      1.44              1.23                 53
1996                           9.96           3.89         144,536      1.37              1.01                 50
1997                           6.12         (37.70)         68,904      1.44              1.09                 58
1998                           5.15         (10.40)         52,842      1.51              0.91                112
1999                           8.46          66.09         115,927      1.42              0.85                105
2000(a)(b)                     7.84          (6.29)(1)     106,354      1.22(2)          (0.10)(2)             27(1)
CLASS Y SHARES
2000 (c)                       7.84           3.33(1)           59      1.47(2)          (1.26)(2)             27(1)
EQUITY
CLASS X SHARES
1995                          27.14          42.53         359,779      0.54              0.97                269
1996                          26.39          12.36         521,908      0.54              0.58                279
1997                          33.58          37.43         823,090      0.52              0.61                145
1998                          38.58          30.45       1,138,413      0.52              0.73                257
1999                          53.88          58.59       2,083,071      0.51              0.54                323
2000(a)(b)                    42.44          (6.67)(1)   2,009,874      0.50(2)           0.37(2)             219(1)
CLASS Y SHARES
2000(c)                       42.44           2.35(1)        3,437      0.75(2)          (0.13)(2)            219(1)
S&P 500 INDEX
CLASS X SHARES
1998(e)                       11.22          12.20(1)       48,732      --  (4)           1.85(2)(4)            2(1)
1999                          13.43          20.23         185,963      0.48(5)           1.03(5)               1
2000(a)(b)                    13.22          (0.58)(1)     226,163      0.45(2)           0.90(2)               1(1)
CLASS Y SHARES
2000(c)                       13.22          (0.88)(1)       1,658      0.70(2)           0.40(2)               1(1)
COMPETITIVE EDGE "BEST
IDEAS"
CLASS X SHARES
1998(e)                        9.82          (1.90)(1)      36,539      --  (4)           1.74(2)(4)           31(1)
1999                          12.37          26.88          62,295      0.56(5)           0.72(5)              54
2000(a)(b)                    11.98          (2.78)(1)      81,797      0.70(2)           0.79(2)              43(1)
CLASS Y SHARES
2000(c)                       11.97          (0.11)(1)         604      0.95(2)           0.24(2)              43(1)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET      NET                                                                   TOTAL
                             VALUE     INVESTMENT   NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
       YEAR ENDED          BEGINNING     INCOME    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
       DECEMBER 31         OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY
CLASS X SHARES
1999(f)                      $10.00      $ 0.05        $ 4.55        $ 4.60     $    (0.03)      --          $    (0.03)
2000(a)(b)                    14.57        0.02          0.44          0.46          (0.01)      --               (0.01)
CLASS Y SHARES
2000(c)                       14.66        0.00          0.37          0.37          (0.01)      --               (0.01)
STRATEGIST
CLASS X SHARES
1995                          12.45        0.62          0.49          1.11          (0.67)   $    (0.44)         (1.11)
1996                          12.45        0.43          1.39          1.82          (0.43)        (0.12)         (0.55)
1997                          13.72        0.45          1.40          1.85          (0.45)        (0.32)         (0.77)
1998                          14.80        0.36          3.40          3.76          (0.36)        (1.56)         (1.92)
1999                          16.64        0.40          2.46          2.86          (0.40)      --               (0.40)
2000(a)(b)                    19.10        0.23         (0.08)         0.15          (0.23)        (2.26)         (2.49)
CLASS Y SHARES
2000(c)                       19.29        0.04         (0.19)        (0.15)         (0.13)        (2.26)         (2.39)

--------------------------------------------------------------------------------
(a)  For six months ended June 30, 2000 (unaudited).
(b)  Prior to June 6, 2000, the Fund issued one class of shares. All shares of the Fund held prior to May 1, 2000 have been designated Class X shares.
(c)  For the period June 6, 2000 (issued date) through June 30, 2000
     (unaudited).
Commencement of operations:
(d)  January 21, 1997.
(e)  May 18, 1998.
(f)  May 4, 1999.
 +   Calculated based on the net asset value as of the last business day of the period.
++   Includes distributions from paid-in-capital of $0.02.
 *   Includes dividends in excess of net investment income of $0.02.
(1)  Not annualized.
(2)  Annualized.
(3)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for
     Income Builder, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively.
(4)  If the Investment Manager had not assumed all expenses and waived its management fee for the period May 18, 1998 through December 31, 1998 for
     Competitive Edge "Best Ideas" and S&P 500 Index, the ratios of expenses and net investment income to average net assets would have been 0.92% and
     0.83%, respectively, for Competitive Edge "Best Ideas" and 0.59% and 1.26%,
     respectively, for S&P 500 Index.
(5)  If the Investment Manager had not assumed all expenses and waived its management fee for the period January 1, 1999 through April 30, 1999 for
     Competitive Edge "Best Ideas" and for the period May 4, 1999 through
     November 4, 1999 for Short-Term Bond and Aggressive Equity and for the
     period January 1, 1999 through January 5, 1999 for S&P 500 Index and
     "capped" the expenses of S&P 500 Index at 0.50% of its daily net assets for the period January 6, 1999 through December 31, 1999, the ratio of expenses and net investment income (loss) to average net assets would have been
     0.77% and 0.51%, respectively for, Competitive Edge "Best Ideas", 2.38% and
     3.07%, respectively for Short-Term Bond, 1.41% and (0.02)%, respectively, for Aggressive Equity and 0.48% and 1.02%, respectively, for S&P 500 Index.
(6)  Does not reflect the effect of expense offset of 0.04%.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                      RATIOS TO AVERAGE NET ASSETS
                           NET ASSET                    NET ASSETS    ----------------------------
                             VALUE                        END OF                          NET            PORTFOLIO
                             END OF        TOTAL          PERIOD                      INVESTMENT         TURNOVER
                             PERIOD       RETURN+         (000'S)     EXPENSES          INCOME             RATE
------------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY
CLASS X SHARES
1999(f)                      $14.57          46.08%(1)  $   38,197      0.52%(2)(5)       0.86%(2)(5)         108%(1)
2000(a)(b)                    15.02           3.13(1)      123,650      0.84(2)           0.22(2)             239(1)
CLASS Y SHARES
2000(c)                       15.02           2.50(1)        1,278      1.09(2)          (0.36)(2)            239(1)
STRATEGIST
CLASS X SHARES
1995                          12.45           9.48         388,579      0.52              5.03                329
1996                          13.72          15.02         423,768      0.52              3.30                153
1997                          14.80          13.71         497,028      0.52              3.09                159
1998                          16.64          26.55         633,934      0.52              2.32                 84
1999                          19.10          17.35         729,701      0.52              2.24                120
2000(a)(b)                    16.76           0.78(1)      723,930      0.52(2)           2.45(2)              65(1)
CLASS Y SHARES
2000(c)                       16.75          (0.79)(1)       1,784      0.77(2)           2.53(2)              65(1)

MORGAN STANLEY DEAN WITTER VARIABLE INVESTMENT SERIES
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000, PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

                                            TRUSTEES
                     -------------------------------------------------------
                     Michael Bozic                     Dr. Manuel H. Johnson
                     Charles A. Fiumefreddo                Michael E. Nugent
                     Edwin J. Garn                        Philip J. Purcell
                      Wayne E. Hedien                     John L. Schroeder
                     James F. Higgins

                                            OFFICERS
                     -------------------------------------------------------
                                     Charles A. Fiumefreddo
                              CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                        Mitchell M. Merin
                                            PRESIDENT

                                           Barry Fink
                          VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                        Thomas F. Caloia
                                            TREASURER

            TRANSFER AGENT                       INDEPENDENT ACCOUNTANTS
--------------------------------------    --------------------------------------
 Morgan Stanley Dean Witter Trust FSB             Deloitte & Touche LLP
Harborside Financial Center--Plaza Two          Two World Financial Center
    Jersey City, New Jersey 07311                New York, New York 10281

                                INVESTMENT MANAGER
                     ----------------------------------------
                     Morgan Stanley Dean Witter Advisors Inc.
                              Two World Trade Center
                             New York, New York 10048

                                   SUB-ADVISOR
                       (EUROPEAN GROWTH AND PACIFIC GROWTH
                                    PORTFOLIO)
                     ----------------------------------------
                      Morgan Stanley Dean Witter Investment
                                 Management Inc.
                           1221 Avenue of the Americas
                             New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

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